           As filed with the Securities and Exchange Commission on July 29, 1998

                                            Registration Nos. 33-78264, 811-8490
_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]


                        POST-EFFECTIVE AMENDMENT NO. 16                      [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                               AMENDMENT NO. 18                              [X]

                         Excelsior Institutional Trust

              (Exact Name of Registrant as Specified in Charter)

                               73 Tremont Street
                       Boston, Massachusetts 02108-3913
                   (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 617-557-8000

                         W. Bruce McConnel, III, Esq.
                          Drinker Biddle & Reath LLP
           Philadelphia National Bank Building, 1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         _____________________________

Title of Securities Being Registered.............Shares of Beneficial Interest

                             CROSS-REFERENCE SHEET
                             ---------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                         (Institutional Shares of the
                 Equity, Income, Total Return Bond, Balanced,
                    Value Equity and Optimum Growth Funds)



FORM N-1A, PART A,
ITEM                                                         Prospectus Caption
----                                                         ------------------

1.  COVER PAGE                                                       Cover Page

2.  SYNOPSIS                                                Summary of Expenses

3.  CONDENSED FINANCIAL INFORMATION                        Financial Highlights

4.  GENERAL DESCRIPTION OF REGISTRANT                               Cover Page;
                                                          Investment Objectives
                                                                   and Policies

5.  MANAGEMENT OF THE FUND                              Management of the Trust

5A. MANAGEMENT'S DISCUSSION
    OF FUND PERFORMANCE                                          Not Applicable

6.  CAPITAL STOCK AND OTHER SECURITIES                              Cover Page;
                                                             Pricing of Shares;
                                                      How to Purchase, Exchange
                                                             and Redeem Shares;
                                                                   Tax Matters;
                                                       Management of the Trust;
                                                          Dividends and Capital
                                                           Gains Distributions;
                                                         Description of Shares,
                                                  Voting Rights and Liabilities

7.  PURCHASE OF SECURITIES BEING OFFERED                       How to Purchase,
                                                    Exchange and Redeem Shares;
                                                              Investor Programs

8.  REDEMPTION OR REPURCHASE                                   How to Purchase,
                                                    Exchange and Redeem Shares;
                                                             Investor Programs.

9.  PENDING LEGAL PROCEEDINGS                                    Not Applicable

                            [LOGO OF EXCELSIOR INSTITUTIONAL TRUST APPEARS HERE]

Excelsior Institutional Equity Fund
Excelsior Institutional Value Equity Fund
Excelsior Institutional Optimum Growth Fund
Excelsior Institutional Balanced Fund
Excelsior Institutional Income Fund
Excelsior Institutional Total Return Bond Fund
-------------------------------------------------------------------------------

Excelsior Institutional Trust    For initial purchase and existing account
73 Tremont Street                information, call (800) 909-1989. (From
Boston, Massachusetts 02108-3913 overseas, call (617) 557-1755.)
(617) 557-8000                   For current prices and yield information, call
                                 (800) 861-3430.
-------------------------------------------------------------------------------

This Prospectus describes the Institutional Shares ("Institutional Shares" or "Shares") offered by several separate portfolios offered to institutional in-vestors by Excelsior Institutional Trust (the "Trust"), an open-end management investment company. The portfolios, Excelsior Institutional Equity Fund, Ex-celsior Institutional Value Equity Fund, Excelsior Institutional Optimum Growth Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Income Fund and Excelsior Institutional Total Return Bond Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust. The In-stitutional Value Equity, Institutional Optimum Growth and Institutional Bal-anced Funds also offer an additional class of shares ("Trust Shares") which are offered under a separate prospectus.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Informa-tion bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CON-NECTICUT, THEIR PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     Prospectus dated August 1, 1998

  Each Fund has its own investment objective, as follows:

  The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation.

  The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation.

  The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return.

  The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

  The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity.

  The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity.

  United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, "U.S. Trust") serve as the investment adviser to the Equity Fund, Value Equity Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund.

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the investment ad-viser to the Balanced Fund. U.S. Trust, N.A. has delegated the daily management of the Fund's security holdings to Becker Capital Management, Inc. (the "Sub-Adviser"), acting as sub-adviser.

  U.S. Trust, N.A., U.S. Trust and the Sub-Adviser are referred to collectively as the "investment managers." For more information on the investment managers, please refer below to the section entitled "Management of the Trust--Investment Managers."

                         EXCELSIOR INSTITUTIONAL TRUST

                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of expenses relating to purchases and sales of Institutional Shares of the Funds, and the aggregate annual oper-ating expenses for Institutional Shares of the Funds, as a percentage of aver-age net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Institutional Shares of each Fund.

  The table illustrates that investors in the Funds incur no shareholder trans-action expenses imposed by the Trust, although some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services in connection with purchases and redemptions of Shares of the Funds. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of a Fund are subject to the op-erating expenses set forth below. Expenses of the Funds are discussed below un-der "Management of the Trust."

SHAREHOLDER TRANSACTION EXPENSES(/1/)
Front-End Sales Load Imposed on Purchases.................................. None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

                                 EXPENSE TABLE

                                                                VALUE  OPTIMUM
                                                        EQUITY  EQUITY GROWTH
                                                         FUND    FUND   FUND
                                                       -------- ------ -------
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory Fees (after fee waivers)(/1/)................  0.45%   0.35%   0.38%
12b-1 Fees............................................   None    None    None
Other Operating Expenses
  Administration Fees.................................   0.15    0.15    0.15
  Administrative Servicing Fees(/1/)..................   0.00    0.00    0.00
  Other Expenses......................................   0.10    0.20    0.17
                                                        -----   -----   -----
    Total Other Operating Expenses....................   0.25    0.35    0.32
                                                        -----   -----   -----
Total Operating Expenses (after fee waivers)(/1/) ....  0.70%   0.70%   0.70%
                                                        =====   =====   =====
                                                                        TOTAL
                                                                       RETURN
                                                       BALANCED INCOME  BOND
                                                         FUND    FUND   FUND
                                                       -------- ------ -------
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory Fees (after fee waivers)(/1/)................  0.44%   0.24%   0.25%
12b-1 Fees............................................   None    None    None
Other Operating Expenses
  Administration Fees (after fee waivers)(/1/)........   0.14    0.15    0.15
  Administrative Servicing Fees(/1/)..................   0.00    0.00    0.00
  Other Expenses......................................   0.12    0.11    0.10
                                                        -----   -----   -----
    Total Other Operating Expenses....................   0.26    0.26    0.25
                                                        -----   -----   -----
Total Operating Expenses (after fee waivers)(/1/).....  0.70%   0.50%   0.50%
                                                        =====   =====   =====

Example: Investors would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity Fund.....................................  $ 7     $22     $39     $87
Value Equity Fund...............................    7      22      39      87
Optimum Growth Fund.............................    7      22      39      87
Balanced Fund...................................    7      22      39      87
Income Fund.....................................    5      16      28      63
Total Return Bond Fund..........................    5      16      28      63

--------

(1) Each investment adviser and administrator has agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser and the administrators intend to voluntarily waive fees in an amount equal to the administrative servicing fees and to fur-ther waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the table. Institutional investors may enter into an asset management services agreement with U.S. Trust and its affil-iates pursuant to which the investor may agree to pay annual fees calcu-lated as a specified percentage of average net assets. In addition, Share-holder Organizations may charge their customers account fees for invest-ment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the examples do not reflect an amount for any such fees paid directly to U.S. Trust and its affiliates by an institutional investor or to a Shareholder Organization by its custom-ers.

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table sets forth advi-sory and other expenses payable with respect to Institutional Shares of the Funds for the fiscal year ended March 31, 1998. The expense table and example reflect voluntary undertakings (i) by U.S. Trust and U.S. Trust, N.A. to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for cer-tain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortization of organizational ex-penses but exclusive of taxes, interest, brokerage commissions and extraordi-nary expenses) of each Fund will be as shown above. Without such fee waivers and expense reimbursements, (a) "Advisory Fees" would equal 0.65% of the aver-age daily net assets of the Equity, Value Equity, Optimum Growth, Balanced, Income and Total Return Bond Funds; (b) "Administration Fees" would equal 0.15% of the Balanced Fund's average daily net assets; and (c) "Total Operat-ing Expenses" would equal the following percentages of the average daily net assets of each Fund: Equity Fund, 0.90%; Value Equity Fund, 1.00%; Optimum Growth Fund, 0.97%; Balanced Fund, 0.92%; Income Fund, 0.91%; and Total Return Bond Fund, 0.90%. For more information with respect to the expenses of each of the Funds, see "Management of the Trust." Fee waivers and expense reimburse-ments are terminable at any time in the sole discretion of the service provid-ers waiving fees or reimbursing expenses.

                             FINANCIAL HIGHLIGHTS

  The following tables include selected data for an Institutional Share out-standing throughout each period and other performance information derived from the financial statements included in the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "Financial Statements"). The in-formation contained in the Financial Highlights for each period has been au-dited by Ernst & Young LLP, the Trust's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders, which may be obtained from the Trust without charge by calling the number on the front cover of this Prospectus.

  The Value Equity, Optimum Growth and Balanced Funds offer two separate clas-ses of shares--Institutional Shares and Trust Shares. Institutional Shares and Trust Shares represent equal pro rata interests in each such Fund, except that Trust Shares bear the additional expense of distribution fees. See "Descrip-tion of Shares, Voting Rights and Liabilities."

                               EQUITY FUND

                                                                     JANUARY 16,
                                      YEAR     TEN MONTHS    YEAR      1995(B)
                                      ENDED      ENDED       ENDED       TO
                                    MARCH 31,  MARCH 31,    MAY 31,    MAY 31,
                                      1998      1997(A)      1996       1995
                                    ---------  ----------   -------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $   9.65    $   8.93    $  7.73    $  7.00
                                    --------    --------    -------    -------
INVESTMENT OPERATIONS:
 Net investment income............      0.05        0.05       0.11       0.05
 Net realized and unrealized gain
  (loss)..........................      4.67        0.86       1.20       0.70
                                    --------    --------    -------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS.....................      4.72        0.91       1.31       0.75
                                    --------    --------    -------    -------
DISTRIBUTIONS:
 From net investment income.......     (0.06)      (0.07)     (0.11)     (0.02)
 From net realized gains..........     (1.62)      (0.12)       --         --
                                    --------    --------    -------    -------
  TOTAL DISTRIBUTIONS.............     (1.68)      (0.19)     (0.11)     (0.02)
                                    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD....  $  12.69    $   9.65    $  8.93    $  7.73
                                    ========    ========    =======    =======
TOTAL RETURN......................    51.58%      10.22%(c)  17.04%     10.80%(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(e)
 Expenses.........................     0.70%       0.70%(d)   0.36%      0.12%(d)
 Net Investment Income............     0.46%       0.70%(d)   1.32%      2.44%(d)
Portfolio Turnover Rate...........       26%         32%(d)    113%        34%(d)
Average Commission Rate Paid(f)...  $ 0.0721    $ 0.0800        N/A        N/A
Net Assets at End of Period (000's
 omitted).........................  $138,328    $118,562    $23,495    $15,409
--------

(a) The Fund changed its fiscal year end to March 31.
(b) Commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Reflects: a Fund's proportionate share of the expenses of the correspond-ing portfolio of the St. James Portfolios (the "Portfolio Series") in which it had invested its investable assets prior to December 18, 1995; voluntary fee waivers and reimbursements, if any, by agents of the Portfo-lio Series; and voluntary fee waivers and expense reimbursements, if any, by the investment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows:

      Expenses.......................  0.90%       0.92%(d)   1.49%     2.67% (d)
      Net Investment Income(Loss)....  0.26%       0.48%(d)   0.19%    (0.12)%(d)

(f) Only required for fiscal years or periods beginning on or after September 1, 1995.

                             VALUE EQUITY FUND

                                                  YEAR ENDED    JUNE 1, 1996(A)
                                                MARCH 31, 1998 TO MARCH 31, 1997
                                                -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $ 11.33          $ 10.00
                                                   -------          -------
INVESTMENT OPERATIONS:
 Net investment income.........................       0.11             0.08
 Net realized and unrealized gain (loss).......       5.59             1.31
                                                   -------          -------
  TOTAL FROM INVESTMENT OPERATIONS.............       5.70             1.39
                                                   -------          -------
DISTRIBUTIONS:
 From net investment income....................      (0.11)           (0.06)
 From net realized gains.......................      (0.80)             --
                                                   -------          -------
  TOTAL DISTRIBUTIONS..........................      (0.91)           (0.06)
                                                   -------          -------
NET ASSET VALUE, END OF PERIOD.................    $ 16.12          $ 11.33
                                                   =======          =======
TOTAL RETURN...................................     51.67%           13.91%(b)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(d)
 Expenses......................................      0.70%            0.70%(c)
 Net Investment Income.........................      0.81%            0.94%(c)
Portfolio Turnover Rate........................        51%              64%(c)
Average Commission Rate Paid...................    $0.0630          $0.0783
Net Assets at End of Period (000's omitted)....    $34,766          $23,687

--------
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Reflects voluntary fee waivers and expense reimbursements, if any, by the investment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net in-vestment income to average net assets would have been as follows:

      Expenses.................................      1.00%            1.12%(c)
      Net Investment Income(Loss)..............      0.51%            0.52%(c)

                            OPTIMUM GROWTH FUND



                                                  YEAR ENDED    JUNE 1, 1996(A)
                                                MARCH 31, 1998 TO MARCH 31, 1997
                                                -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $ 10.19          $ 10.00
                                                   -------          -------
INVESTMENT OPERATIONS:
 Net investment income.........................       0.03             0.05
 Net realized and unrealized gain (loss).......       6.15             0.17(e)
                                                   -------          -------
  TOTAL FROM INVESTMENT OPERATIONS.............       6.18             0.22
                                                   -------          -------
DISTRIBUTIONS:
 From net investment income....................      (0.04)           (0.03)
 From net realized gains.......................        --               --
                                                   -------          -------
  TOTAL DISTRIBUTIONS..........................      (0.04)           (0.03)
                                                   -------          -------
NET ASSET VALUE, END OF PERIOD.................    $ 16.33          $ 10.19
                                                   =======          =======
TOTAL RETURN...................................     60.85%            2.23%(b)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(d)
 Expenses......................................      0.70%            0.70%(c)
 Net Investment Income.........................      0.23%            0.66%(c)
Portfolio Turnover Rate........................        19%              20%(c)
Average Commission Rate Paid...................    $0.0314          $0.0280
Net Assets at End of Period (000's omitted)....    $51,441          $27,183

--------
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Reflects voluntary fee waivers and expense reimbursements, if any, by the investment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net in-vestment income to average net assets would have been as follows:

      Expenses.................................      0.97%            1.11%(c)
      Net Investment Income(Loss)..............    (0.04)%            0.25%(c)

(e) This amount does not accord with the aggregate net losses on investments because of the timing of sales and repurchases of the Shares in relation to fluctuating market value of the investments in the Fund.

                               BALANCED FUND



                                                                        JULY
                                                                         11,
                                         YEAR    TEN MONTHS    YEAR    1994(B)
                                         ENDED     ENDED       ENDED     TO
                                       MARCH 31, MARCH 31,    MAY 31,  MAY 31,
                                         1998     1997(A)      1996     1995
                                       --------- ----------   -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.   $  8.31   $  8.26     $  7.70  $  7.00
                                        -------   -------     -------  -------
INVESTMENT OPERATIONS:
 Net investment income...............      0.33      0.26        0.34     0.35
 Net realized and unrealized gain
  (loss).............................      1.66      0.40        0.78     0.64
                                        -------   -------     -------  -------
  TOTAL FROM INVESTMENT OPERATIONS...      1.99      0.66        1.12     0.99
                                        -------   -------     -------  -------
DISTRIBUTIONS:
 From net investment income..........     (0.30)    (0.28)      (0.36)   (0.26)
 From net realized gains.............     (0.92)    (0.33)      (0.20)   (0.03)
                                        -------   -------     -------  -------
  TOTAL DISTRIBUTIONS................     (1.22)    (0.61)      (0.56)   (0.29)
                                        -------   -------     -------  -------
NET ASSET VALUE, END OF PERIOD.......   $  9.08   $  8.31     $  8.26  $  7.70
                                        =======   =======     =======  =======
TOTAL RETURN.........................    25.12%     8.20%(c)   15.07%   14.59%(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(e)
 Expenses............................     0.70%     0.70%(d)    0.38%    0.12%(d)
 Net Investment Income...............     3.57%     3.84%(d)    4.34%    5.55%(d)
Portfolio Turnover Rate..............       75%       53%(d)      56%      57%(d)
Average Commission Rate Paid(f)......   $0.0544   $0.0591         N/A      N/A
Net Assets at End of Period (000's
 omitted)............................   $69,667   $96,962     $95,638  $74,478

--------
(a) The Fund changed its fiscal year end to March 31.
(b) Commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Reflects: a Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which it had invested its investable assets prior to December 18, 1995; voluntary fee waivers and reimbursements, if any, by agents of the Portfolio Series; and voluntary fee waivers and expense reimbursements, if any, by the in-vestment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net in-vestment income to average net assets would have been as follows:

      Expenses..........................  0.92%     0.93%(d)    1.21%    1.32%(d)
      Net Investment Income(Loss).......  3.35%     3.61%(d)    3.51%    4.35%(d)

(f) Only required for fiscal years or periods beginning on or after September 1, 1995.

                                INCOME FUND


                                                                     JANUARY 16,
                                   YEAR       TEN MONTHS     YEAR      1995(B)
                                   ENDED        ENDED        ENDED       TO
                                 MARCH 31,    MARCH 31,     MAY 31,    MAY 31,
                                   1998        1997(A)       1996       1995
                                 ---------    ----------    -------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $  6.90      $  6.99      $  7.33    $  7.00
                                  -------      -------      -------    -------
INVESTMENT OPERATIONS:
 Net investment income.........      0.44         0.38         0.51       0.19
 Net realized and unrealized
  gain (loss)..................      0.35        (0.01)       (0.27)      0.33
                                  -------      -------      -------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS..................      0.79         0.37         0.24       0.52
                                  -------      -------      -------    -------
DISTRIBUTIONS:
 From net investment income....     (0.44)       (0.38)       (0.51)     (0.19)
 In excess of net investment
  income.......................       --  (f)      --  (f)      --         --
 From net realized gains.......     (0.02)       (0.08)       (0.07)       --
                                  -------      -------      -------    -------
  TOTAL DISTRIBUTIONS..........     (0.46)       (0.46)       (0.58)     (0.19)
                                  -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD.   $  7.23      $  6.90      $  6.99    $  7.33
                                  =======      =======      =======    =======
TOTAL RETURN...................    11.78%        5.39%(c)     3.18%      7.51%(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(e)
 Expenses......................     0.50%        0.50%(d)     0.26%      0.12%(d)
 Net Investment Income.........     6.14%        6.50%(d)     6.99%      7.17%(d)
Portfolio Turnover Rate........      190%         107%(d)       67%        34%(d)
Net Assets at End of Period
 (000's omitted)...............   $61,374      $51,082      $24,001    $33,230

--------
(a) The Fund changed its fiscal year end to March 31.
(b) Commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Reflects: a Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which it had invested its investable assets prior to December 18, 1995; voluntary fee waivers and reimbursements, if any, by agents of the Portfolio Series; and voluntary fee waivers and expense reimbursements, if any, by the in-vestment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net in-vestment income to average net assets would have been as follows:

   Expenses....................      0.91%       0.96%(d)     1.35%      1.65%(d)
   Net Investment Income(Loss).      5.73%       6.04%(d)     5.90%      5.65%(d)

(f) Amount represents less than $0.01 per share.

                          TOTAL RETURN BOND FUND

                                                                     JANUARY 19,
                                      YEAR     TEN MONTHS    YEAR      1995(B)
                                      ENDED      ENDED       ENDED       TO
                                    MARCH 31,  MARCH 31,    MAY 31,    MAY 31,
                                      1998      1997(A)      1996       1995
                                    ---------  ----------   -------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $   7.16    $   7.18    $  7.47    $  7.00
                                    --------    --------    -------    -------
INVESTMENT OPERATIONS:
 Net investment income............      0.44        0.37       0.48       0.18
 Net realized and unrealized gain
  (loss)..........................      0.41        0.01(f)   (0.17)      0.47
                                    --------    --------    -------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS.....................      0.85        0.38       0.31       0.65
                                    --------    --------    -------    -------
DISTRIBUTIONS:
 From net investment income.......     (0.44)      (0.37)     (0.48)     (0.18)
 From net realized gains..........     (0.06)      (0.03)     (0.12)       --
                                    --------    --------    -------    -------
  TOTAL DISTRIBUTIONS.............     (0.50)      (0.40)     (0.60)     (0.18)
                                    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD....  $   7.51    $   7.16    $  7.18    $  7.47
                                    ========    ========    =======    =======
TOTAL RETURN......................    12.21%       5.29%(c)   4.20%      9.40%(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets(e)
 Expenses.........................     0.50%       0.50%(d)   0.32%      0.12%(d)
 Net Investment Income............     5.95%       6.08%(d)   6.47%      7.09%(d)
Portfolio Turnover Rate...........      196%        200%(d)    127%        84%(d)
Net Assets at End of Period (000's
 omitted).........................  $167,711    $138,402    $65,017    $24,913

--------
(a) The Fund changed its fiscal year end to March 31.
(b) Commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Reflects: a Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which it had invested its investable assets prior to December 18, 1995; voluntary fee waivers and reimbursements, if any, by agents of the Portfolio Series; and voluntary fee waivers and expense reimbursements, if any, by the in-vestment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net in-vestment income to average net assets would have been as follows:

     Expenses.......................   0.90%       0.92%(d)   1.33%      1.93%(d)
     Net Investment Income(Loss)....   5.55%       5.66%(d)   5.46%      5.28%(d)

(f) This amount does not accord with the aggregate net losses on investments because of the timing of sales and repurchases of the Shares in relation to fluctuating market value of the investments in the Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

  Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institutional investors.

  Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental," i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Any changes in a Fund's investment objective, policies or strategies could result in such Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

  The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the "Equity Fund") is to provide long-term capital appreciation. The Trust seeks to achieve this investment objective by investing in companies believed to repre-sent good long-term values not currently recognized in the market prices of their securities.

  The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation. The Value Eq-uity Fund seeks to achieve this objective by investing in a diversified port-folio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace.

  The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return. The Optimum Growth Fund invests in a diversified portfolio of equity securities, whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

  The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities as described more fully below.

  The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the "Income Fund") is to provide as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

  The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the "Total Return Bond Fund") is to maximize the total rate of return consis-tent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve this investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, the Total Return Bond Fund will balance yield, aver-age maturity and risk in seeking to provide maximum preservation of purchase power.

  The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

  U.S. Trust, the adviser for the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, offers a variety of specialized fiduciary and fi-nancial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

EQUITY FUND, VALUE EQUITY FUND AND OPTIMUM GROWTH FUND

  Investment Philosophy. In managing investments for the Equity and Value Eq-uity Funds, U.S. Trust follows a long-term investment philosophy which gener-ally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worthwhile investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamental value will achieve better results than attempting to take advan-tage of short-term price movements.

  Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, in managing investments for the Equity and Value Equity Funds, U.S. Trust is constantly engaged in as-sessing, comparing and judging the worth of companies, particularly in compar-ison to the price the markets place on such companies' shares.

  In managing investments for the Optimum Growth Fund, U.S. Trust follows a long-term investment philosophy of buying and holding equity securities of companies which it believes to be of high quality and of high growth poten-tial. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of prod-ucts or services. U.S. Trust believes that earnings growth is the primary de-terminant of stock prices and that efficient financial markets will reward consistently above-average earnings growth with greater than average capital appreciation over the long term.

  Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

  U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "early life cy-cle" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller compa-nies, but early life cycle companies may also include larger established com-panies with new products or new markets for existing products. U.S. Trust be-lieves that over time the value of such companies should be recognized in the market.

  Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the conver-gence of the communication and entertainment industries, the demand for envi-ronmentally-related products and services, the continued need for businesses
to become global competitors, invest     -
ment in the long-term supply of energy and the continued need to enhance pro-ductivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instiga-tion, catalysts and effects of these longer-term trends should help to iden-tify companies that are beneficiaries of these trends.

INCOME FUND AND TOTAL RETURN BOND FUND

  Investment Philosophy. U.S. Trust believes that, in general, investors in fixed income securities are best served in the long term by seeking to maxi-mize total return. However, some investors need to balance preservation of purchase power against the need for current income.

  Accordingly, the Trust is offering both objectives to investors. In the To-tal Return Bond Fund, U.S. Trust will employ a total return strategy that bal-ances yield, average maturity and risk in seeking to provide maximum preserva-tion of purchase power. The Income Fund will seek to provide investors with maximum current income commensurate with the credit quality of the Fund and moderate risk of capital.

INVESTMENT POLICIES

  EQUITY FUND seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment phi-losophy, strategies and themes discussed above to identify such investment values and to diversify the Fund's investments over a variety of industries and types of companies.

  VALUE EQUITY FUND seeks long-term capital appreciation by investing in a di-versified portfolio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace. U.S. Trust uses the investment philosophy, strategies and themes discussed above to iden-tify such investment values and to diversify the Fund's investments over a va-riety of industries and types of companies.

  EQUITY AND VALUE EQUITY FUNDS. Under normal market and economic conditions, the Equity and Value Equity Funds will invest at least 65% of their respective total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of each Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Funds may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short Term Instruments" below, and the Statement of Additional Information.

  In managing the Funds, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

  The Equity and Value Equity Funds' holdings will include common stocks of companies having capitalizations of varying amounts, and the Funds may invest a portion of their respective assets in the securities of high growth, small capitalization issuers where U.S. Trust expects earnings and the price of such issuers' securities to grow at an above-average rate. The equity securities of small capitalization issuers have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctuation in the net asset value of the Funds, and the Funds may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

  The Equity and Value Equity Funds may invest directly or indirectly in the securities of foreign issuers. See "Additional Investment Strategies and Tech-niques; Risk Factors--Foreign Investments" below for further information on foreign investments.

  Because of the risks associated with common stock investments, the Equity and Value Equity Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider either Fund to be a complete investment program.

  OPTIMUM GROWTH FUND seeks superior, risk-adjusted total return by investing in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

  U.S. Trust will utilize a two-tiered approach to select appropriate securi-ties. A "core" portfolio will consist primarily (i.e., from 65% to 80% under ordinary market conditions) of mid- to large-capitalization growth stocks. These investments will be complemented with a structured segment of the port-folio developed through the use of quantitative analysis to further diversify investment selections among stocks included within the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index contains stocks from the Russell 1000(R) Index with a greater than average growth orientation. The Russell 1000(R) Index is composed of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 large U.S. com-panies by market capitalization, representing approximately 98% of the U.S. equity market. This "structured" segment of the portfolio is chosen by analyz-ing the risk characteristics (i.e., profit to earnings ratio, return on equi-ty, capitalization, earnings per share, industry sector, etc.) of the "core" portfolio. Based upon these factors, securities are systematically selected which possess financial characteristics which complement those of the core portfolio. These portfolio selections result in a broader diversification of the "core" portfolio holdings.

  The Optimum Growth Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Invest-ment Strategies and Techniques; Risk Factors" below.

  The Optimum Growth Fund may invest directly or indirectly in the securities of foreign issuers. See "Additional Investment Strategies and Techniques; Risk Factors--Foreign Investments" below for further information on foreign invest-ments.

  Because of the risks associated with common stock investments, the Optimum Growth Fund is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Optimum Growth Fund a com-plete investment program.

  BALANCED FUND seeks to provide a high total return from a diversified port-folio of equity and fixed income securities. Total return will consist of in-come plus realized and unrealized capital gains and losses. The Fund seeks to provide a total return that approaches that of the universe of equity securi-ties of large U.S. companies and that exceeds the return typical of a portfo-lio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instruments, as described below.

  The Balanced Fund is designed for investors who wish to invest for long-term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Invest-ors should not consider the Balanced Fund a complete investment program.

  The relative emphasis placed upon each asset class will vary based upon the Sub-Adviser's assessment of their current attractiveness on a risk-adjusted basis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund is always invested in fixed in-come senior securities including debt securities and preferred stock. The Sub-Adviser may allocate the Fund's investments between these asset classes in a manner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior re-turns. Within a shorter time horizon, however, if stocks and bonds appear equally attractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

  The Sub-Adviser intends to manage the Fund actively in pursuit of its in-vestment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

  EQUITY INVESTMENTS. For the equity portion of the Balanced Fund, the Sub-Ad-viser seeks to achieve a high total return through fundamental analysis, sys-tematic stock valuation and disciplined portfolio construction. The Fund's eq-uity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including com-mon stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also in-clude preferred stock, warrants and similar rights. The Fund may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Fund are primarily companies included in the Russell 2500(R) Index. The Russell 2500(R) Index consists of the smallest 2,500 compa-nies from the Russell 3000(R) Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of investments in small companies, see "Equity and Value Equity Funds" above.

  FIXED INCOME INVESTMENTS. For the fixed income portion of the Fund, the Sub-Adviser seeks to provide a high total return by actively managing the duration of the Fund's fixed income securities, the allocation of securities across market sectors and the selection of securities within sectors. Based on funda-mental, economic and capital markets research, the Sub-Adviser adjusts the du-ration of the Fund's fixed income investments in light of market conditions. The Sub-Adviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

  Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market con-
ditions, the duration of the fixed income por     -
tion of the Fund will range between 80% and 120% of the Lehman Brothers Government/Corporate Bond Index, which as of June 30, 1998, was approximately
5.46 years. The maturities of the individual fixed income securities in the Fund may vary widely, however.

  The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Rating Services ("S&P") or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below investment grade sub-sequent to its purchase. See the Appendix to the Statement of Additional In-formation for a more detailed explanation of these ratings.

  The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see "Additional In-vestment Strategies and Techniques; Risk Factors--Mortgage Pass-Throughs and Collateralized Mortgage Obligations" below.

  The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Additional Investment Strategies and Tech-niques; Risk Factors--U.S. Government and Agency Securities" below and the Statement of Additional Information. The Fund may also invest in municipal ob-ligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal ob-ligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Fund may in-vest in debt securities of foreign governments and governmental entities de-nominated, in all cases, in U.S. dollars. See "Additional Investment Strate-gies and Techniques; Risk Factors--Foreign Investments" below for further in-formation on foreign investments.

  INCOME FUND seeks as high a level of current interest income as is consis-tent with moderate risk of capital and maintenance of liquidity. The Income Fund will implement this objective through a strategy of monitoring and ad-justing as necessary the average maturity of its holdings in an attempt to maximize current income consistent with what U.S. Trust believes to be prudent risk of capital. The Fund invests principally in a broad range of investment-grade income securities rated within the three highest ratings of Moody's and S&P, including bonds, notes, debentures and preferred stock, as well as money market instruments. See "Income and Total Return Bond Funds" below for a de-scription of these securities and a discussion of certain investment policies of the Income Fund.

  TOTAL RETURN BOND FUND seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting in-vestment opportunities, the Total Return Bond Fund will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Total Return Bond Fund invests principally in a broad range of investment-grade income securities rated within the three highest ratings of Moody's and S&P, including bonds, notes, debentures and preferred stock, as well as money market instruments.

  INCOME AND TOTAL RETURN BOND FUNDS. The Income and Total Return Bond Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Income and Total Return Bond Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations exempt from Federal income tax and issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia, and their authorities, agencies, in-strumentalities and political subdivisions ("Municipal Bonds").

  The purchase of Municipal Bonds may be advantageous when, as a result of pre-vailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Gov-ernment debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and Total Return Bond Funds are "general obli-gation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit stand-ing of the corporate user of the facility involved.

  The Income and Total Return Bond Funds may also purchase "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and diversification require-ments specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and Total Return Bond Funds. U.S. Trust will consider investments in Municipal Bonds for the Income and Total Re-turn Bond Funds when U.S. Trust believes that the total return on such securi-ties is attractive relative to that of taxable securities.

  Under normal market conditions, as a non-fundamental investment policy, at least 65% of the Income and Total Return Bond Funds' respective total assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody's or S&P (or are unrated obligations considered to be of comparable credit quality by U.S. Trust). "Investment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's or S&P (or are unrated obligations considered to be of investment grade by U.S. Trust) and U.S. Government obligations and money market instruments of the types described below under "Additional Investment Strategies and Tech-niques; Risk Factors--U.S. Government and Agency Securities," "--Mortgage Pass-Throughs and Collateralized Mortgage Obligations" and "--Short Term Instru-ments" below. The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. See "Additional Investment Strategies and Techniques; Risk Factors--Investments Below Investment Grade." When, in the opinion of U.S. Trust, a defensive investment posture is warranted, each of these Funds may in-vest temporarily and without limitation in high quality, short-term money mar-ket instruments.

  Unrated securities will be considered to be investment grade if deemed to be comparable in quality to instruments so rated, as determined by U.S. Trust un-der the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P, in-terest and principal payments are regarded as adequate for the present; howev-er, securities with these rankings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

  The Income and Total Return Bond Funds may invest up to 25% of their respec-tive total assets in (a) preferred stocks, and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See "Additional Investment Strategies and Techniques; Risk Factors" below for further information on these investments. The Income and Total Return Bond Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

  Each of the Income and Total Return Bond Funds is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider either Fund a complete investment program.

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

  The Funds may utilize the investment strategies and techniques described be-low.

  MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Income, Total Return Bond and Balanced Funds may purchase mortgage and mortgage-re-lated securities such as pass-throughs and collateralized mortgage obligations that meet each Fund's selection criteria and are investment grade or of compa-rable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or con-duits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

  As a result of their investments in Mortgage Securities, the mortgage-backed securities in the Funds may be subject to a greater degree of market volatil-ity as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower in-terest rates. When interest rates fall and principal prepayments are rein-vested at lower interest rates, the income that the Funds derive from mort-gage-backed securities is reduced. In addition, like other fixed income secu-rities, Mortgage Securities generally decline in price when interest rates rise.

  U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FNMA are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; other securities are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentali-ties, no assurance can be given that it will always do so, since it is not so obligated by law. For additional information on U.S. Government securities, see the Statement of Additional Information.

  DEBT SECURITIES AND CONVERTIBLE SECURITIES. Each of the Funds may invest in investment grade debt and convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt se-curities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are re-corded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. "When-issued" securities and "forward commitments" may be sold prior to the settlement date, but the Funds will enter into "when-issued" and "forward commitments" only with the inten-tion of actually receiving or delivering the securities, as the case may be. However, the Funds may dispose of a commitment prior to settlement if the in-vestment managers deem it appropriate to do so. In addition, the Funds may en-ter into transactions to sell such purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. At the time a Fund enters into a transaction on a "when-issued" or "forward commitment" basis, a segregated ac-count consisting of liquid assets equal to the value of the "when-issued" or "forward commitment" securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.

  In addition, the Income and the Total Return Bond Funds may acquire "stand-by commitments" with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Bonds at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights there-under for speculative purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

  INVESTMENTS BELOW INVESTMENT GRADE. The Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. Investments in obliga-tions rated below the four highest ratings of S&P and Moody's (commonly called "junk bonds") have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is signifi-cantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquid-ity for such securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obliga-tions, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds gener-ally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Fund defaulted, the Fund could incur additional ex-penses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquid-ity of lower-rated securities, especially in a thinly traded market. Finally, a Fund's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

  Debt obligations rated "BB," "B" or "CCC" by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and re-pay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to ad-verse conditions. The rating "CC" is typically applied to a debt obligation that is highly vulnerable to non-payment. The rating "C" is typically used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt obligations rated "D" are in default, and pay-ments of interest and/or repayment of principal are in arrears. The ratings from "AA" through "CCC" are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt ob-ligations. Debt obligations rated "Ba," "B," "Caa," "Ca" and "C" provide ques-tionable protection of interest and principal. The rating "Ba" indicates that a debt obligation has some speculative characteristics. The rating "B" indi-cates a general lack of characteristics of desirable investment. Debt obliga-tions rated "Caa" are of poor quality, while debt obligations rated "Ca" are considered highly speculative. "C" represents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" reflects a mid-range ranking; and the modifier "3" indicates that the security ranks at the lower end of its generic rating category. See the Appendix to the Statement of Additional Information for a more detailed expla-nation of these ratings.

  REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agree-ment. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the disposition of collateral may be de-layed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and Other Unregistered Securities" below.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for tem-porary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each of the Funds may also agree to sell portfolio securities to financial in-stitutions such as banks and broker-dealers and to repurchase them at a mutu-ally agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund en-ters into a reverse repurchase agreement, it will place in a segregated custo-dial account liquid assets having a value equal to the repurchase price, in-cluding accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the re-purchase price of those securities.

  INVESTMENT COMPANY SECURITIES. Each of the Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own opera-tions, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment com-pany is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one investment company.

  FOREIGN INVESTMENTS. In accordance with their respective investment objec-tives and policies, the Equity, Value Equity, Optimum Growth and Balanced Funds may invest in common stocks of foreign corporations, and each of such Funds and the Income and Total Return Bond Funds may invest in convertible se-curities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. None of the Funds expects to invest more than 30% (25% in the case of the Income and Total Return Bond Funds) of their respective total assets at the time of purchase in securities of foreign is-suers.

  All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

  Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

  While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

  The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

  The Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European De-pository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other sim-ilar instruments. ADRs typically are issued by an American bank or trust com-pany and evidence ownership of underlying securities issued by a foreign cor-poration. EDRs, which are sometimes referred to as Continental Depository Re-ceipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

  Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new cur-rency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may enter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign curren-cies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-
change contracts establish an exchange rate at a future date. These con     -
tracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward for-eign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into for-ward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Funds may enter into foreign currency exchange transactions in an at-tempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or antici-pated securities transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a for-eign currency in exchange for another foreign currency if its investment man-ager expects the foreign currency purchased to appreciate against the U.S. dollar.

  Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execu-tion of a hedging strategy is highly uncertain.

  FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Funds may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

  The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) pur-chase put and call options on futures contracts on securities and indices of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities.

  The Funds may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may cause a Fund to ex-perience losses which are potentially unlimited. Certain strategies limit a Fund's potential to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures po-sitions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Additional Information.

  Each of the Funds may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the ag-gregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin de-posits required on all such futures and premiums on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. None of the Funds has any current intention of purchasing futures contracts or investing in put and call options on securi-ties, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

  ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each Fund may acquire investments that are illiquid or have lim-ited liquidity, such as private placements or investments that are not regis-tered under the Securities Act of 1933, as amended (the "1933 Act"), and can-not be offered for public sale in the United States without first being regis-tered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approxi-mately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

  Acquisitions of illiquid investments by the Funds are subject to the follow-ing non-fundamental policies. Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. Each of the Funds may also pur-chase Rule 144A securities sold to institutional investors without registra-tion under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could be-come illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

  SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term income securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. In ad-verse market conditions and for temporary defensive purposes only, each of the Funds may temporarily invest their respective assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obliga-tions; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Funds may invest in commercial paper issued by major corpo-rations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through in-vestment dealers, and individual investor participation in the commercial pa-per market is very limited.

  Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such in-struments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-nego-tiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Funds will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obliga-tion of a bank to pay a draft drawn on it by a customer. These instruments re-flect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

  The Funds will limit their short-term investments to those U.S. dollar-de-nominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the investment managers under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

  SECURITIES LENDING. The Funds may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends pay-able on the loaned security, and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed se-curity and has a corresponding obligation to the lender to return the identi-cal security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

  CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment ob-jectives, policies and restrictions, the Funds may also invest in participa-tion interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supple-menting this Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

  DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that in-corporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

  Derivative contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. While the response of certain deriv-ative contracts and securities to market changes may differ from traditional investments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use de-rivative contracts for the purposes disclosed in the applicable sections above. To the extent that a Fund invests in securities that could be charac-terized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its in-vestment objective, policies and limitations.

  PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, each Fund may sell securities irrespective of how long such securi-ties have been held. Each Fund may sell a portfolio investment immediately af-ter its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable in-vestment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover may involve correspondingly greater bro-kerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of the respective Funds. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See "Tax Matters" below.

  YEAR 2000. Like other investment companies, financial and business organiza-tions and individuals around the world, the Funds could be affected adversely if the computer systems used by the investment managers and the Funds' other service providers do not properly process and calculate date-related informa-tion and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Funds' other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

                                     * * *

  As diversified investment companies, 75% of the assets of each Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita
    -
tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one indus-try. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limi-tations, each Fund considers certificates of deposit and demand and time depos-its issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

  The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's share-holders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of the policy.

  The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current fi-nancial position and needs. There can, of course, be no assurance that the in-vestment objective of a Fund will be achieved. See "Investment Objectives, Pol-icies and Restrictions" in the Statement of Additional Information for a de-scription of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund. Ex-cept as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

                               PRICING OF SHARES

  The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day both the NYSE is open for trading and the Funds are open for business ("Busi-ness Day"). Currently, the days on which the Funds are closed (other than week-
ends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all se-curities and other assets allocable to its Shares, less the liabilities alloca-ble to its Shares, by the number of its outstanding Shares.

  Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amor-tized cost.

  Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by each Fund's investment managers and the administrators under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

  Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), or another entity on behalf of the Trust, and received by the distributor, Edge-wood Services, Inc. (the "Distributor"), in good order. There is no minimum amount for initial or subsequent investments. Purchase orders for Shares re-ceived prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received in good order after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

  Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares. Third party checks will not be accepted as payment for Fund Shares.

PURCHASE PROCEDURES

  Shares may be purchased directly only by institutional investors ("Institu-tional Investors"). An Institutional Investor (a "Shareholder Organization") that has entered into an agreement with the Trust may elect to hold of record Shares for its customers ("Customers") and to record beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distribu-tor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organiza-tion. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the
Shareholder Organiza     -
tion continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Management of the Trust--Shareholder Organizations." Certificates will not be issued for Shares.

  Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's ac-count fees for automatic investment and other cash management services provid-ed. Customers should contact their Shareholder Organization directly for fur-ther information.

Purchases by Wire

  Institutional Investors may purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an investor must tele-phone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Institutional Trust
   Credit DDA #910-2-733046
   [Account Registration]
   [Account Number]
   [Wire Control Number]

  Purchases of Shares by Federal funds wire will be effected at the net asset value per Share next determined after receipt of the purchase order in good form, provided that the Federal funds wire has been received by the Fund's custodian on that Business Day. Purchase orders received after 4:00 p.m. (Eastern time) in good order will be effected at the net asset value next de-termined even if a Fund received Federal funds on that day.

  Investors making initial investments by wire must promptly complete the ap-plication accompanying this Prospectus and forward it to CGFSC. No account ap-plication is required for subsequent purchases. Completed applications should be directed to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  The application may also be sent via facsimile. Please contact CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete in-structions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above in-structions.

Purchases by Telephone

  Institutional Investors may place a purchase order by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by tele-phone will be effected at the net asset value per Share next determined after receipt of the purchase order in good order.

  By utilizing the telephone purchase option, the Institutional Investor au-thorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, CGFSC AND THE

DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTION. ACCORDINGLY, INSTITUTIONAL INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT IN-STRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITA-TION, RECORDING TELEPHONIC INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

  This option may be modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Or-ganizations directly for further information.

REDEMPTION OF SHARES

  Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value per Share next determined after proper receipt in good form of an order for redemption. Proceeds from redemption orders re-ceived by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

  It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered to be in proper form. In some cases, additional documentation may be requested.

  Investment return and principal value of an investment in each Fund will fluctuate, so that the value of Shares redeemed may be more or less than the shareholder's cost. Redemptions of Shares are taxable events on which a share-holder may realize a gain or loss.

REDEMPTION PROCEDURES

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis.

  Customers redeeming Shares through certain Shareholder Organizations or cer-tified financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organizations for further information on transaction fees.

  Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Cus-tomers of Shareholder Organizations for whom individual accounts have been es-tablished with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

  If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connec-tion with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

Redemption by Wire or Telephone

  Institutional Investors who maintain an account at CGFSC and have so indi-cated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the re-demption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring re-demption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORDINGLY, SHARE-HOLDERS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

Redemption by Mail

  Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

  A redemption request for an amount in excess of $50,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eli-gible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guide-lines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional support-ing documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

  Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755).

Other Redemption Information

  Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Cus-tomer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged without payment of any exchange fee for Shares of another Fund described herein and for shares of the Institutional Money Fund of Excelsior Funds at their net asset value, provided that such shares may legally be sold in the state of the investor's residence. The In-stitutional Money Fund is a money market fund which seeks to provide share-holders with liquidity and as high a level of current income as is consistent with the preservation of capital.

  An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another port-folio of the Trust or Excelsior Funds. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  An exchange of shares is treated for Federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in con-nection with the exchange. Shareholders exchanging Shares of a Fund for shares of another portfolio should carefully review the prospectus relating to the acquired shares prior to making an exchange.

  The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Share-holder Organizations may charge their Customers fees. Customers should contact their Shareholder Organizations directly for further information.

  Exchanges by Telephone. For Institutional Investors who have previously se-lected the telephone exchange option, an exchange order may be placed by call-ing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). By establishing the telephone exchange option, the Institutional Investor autho-rizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, EXCELSIOR FUNDS, CGFSC AND THE DISTRIBUTOR ARE NOT RE-SPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE TRUST AND EXCELSIOR FUNDS WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

  During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Institutional Investor is unable to con-tact CGFSC by telephone, the Institutional Investor may also deliver the ex-change request to CGFSC in writing at the address noted above under "Redemp-tion by Mail."

RETIREMENT PLANS

  Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

  Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum invest-ment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may pur-chase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

  Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and dis-tributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no Federal income or excise taxes will be required to be paid from that Fund, al-though foreign-source income of a Fund may be subject to foreign withholding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its in-vestment company taxable income and the Fund's distributions would also gener-ally be taxable as ordinary dividend income to shareholders.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all of its net income each year. Shareholders of a Fund normally will have to pay Federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

  In the case of corporate shareholders, distributions (other than capital gain dividends) will qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for tax purposes to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

  At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that calendar year, including the portion thereof taxable as ordinary income, the portion taxable as long-term capital gains, the portion (if any) which consti-tutes a return of capital (which is generally free of tax but results in a ba-sis reduction), and the amount of dividends (if any) which may qualify for the dividends-received deduction for corporations.

  In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder who holds such Shares as a capital asset will be treated as long-term or short-term capital gain or loss, depending on the shareholder's holding period for the Shares. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

  The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

  Under current law, neither the Trust, as a Delaware business trust, nor the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" un-der the Code.

  The foregoing discussion is intended for general information only. An in-vestor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local laws.

                            MANAGEMENT OF THE TRUST

  The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The Trustees decide upon matters of general policy and re-view the actions of service providers such as the investment managers, the ad-ministrators, the Distributor and others.

INVESTMENT MANAGERS

Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds

  United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Eq-uity, Value Equity, Optimum Growth, Income and Total Return Bond Funds. U.S. Trust New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Connecticut is a Connecticut state bank and trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust provides trust and banking services to individuals, corporations and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1997, the Asset Management Groups of U.S. Trust New York and U.S. Trust Con-necticut had approximately $61.2 billion in aggregate assets under management. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal offices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905.

  With respect to the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, U.S. Trust makes decisions with respect to and places or-ders for all purchases and sales of portfolio securities, and maintains rec-ords relating to such purchases and sales.

  The following persons are primarily responsible for the day-to-day manage-ment of the following Funds:

 Equity Fund......................... Leigh H. Weiss, Managing Director and
                                      Senior Portfolio Manager, U.S. Trust
                                      (with U.S. Trust since 1993); Portfolio
                                      Manager of the Fund since January 1996;
                                      Portfolio Manager, Goldman Sachs & Co.
                                      (from 1981 to 1993).
 Value Equity Fund................... David J. Williams, Managing Director and
                                      Senior Portfolio Manager, U.S. Trust
                                      (with U.S. Trust since 1987); Portfolio
                                      Manager of the Fund since inception.
 Income and Total Return Bond Funds.. Alexander R. Powers, Managing Director of
                                      Taxable Fixed-Income Investments (with
                                      U.S. Trust since July 1996); Portfolio
                                      Manager of the Funds since December 1996;
                                      Manager of Taxable Fixed-Income
                                      Investments, Chase Asset Management (from
                                      1988 to 1996).

  All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for mak-ing recommendations to that committee. U.S. Trust New York provides its in-vestment advisory services to the Optimum Growth Fund primarily through its Campbell Cowperthwait division.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, U.S. Trust is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds.

  Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds pursuant to advisory agreements substantially similar to the Investment Advi-sory Agreements currently in effect for the Funds. For the fiscal year ended March 31, 1998, U.S. Trust received an advisory fee at the effective annual rates of 0.45%, 0.35%, 0.38%, 0.24% and 0.25% of the average daily net assets of the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust waived advisory fees at the effective annual rates of 0.20%, 0.30%, 0.27%, 0.41% and 0.40% of the av-erage daily net assets of the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, respectively.

  From time to time, U.S. Trust may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organizations" for additional information on fee waivers.

Balanced Fund

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as investment adviser to the Balanced Fund. U.S. Trust, N.A., which has its principal offices at 515 South Flower Street, Los Angeles, California 90071, is a national bank and a wholly-owned subsidiary of U.S. Trust Corporation. U.S. Trust, N.A. provides its investment advisory services to the Fund primarily through its branch of-fice in Portland, Oregon.

  U.S. Trust, N.A. has delegated the daily management of the investment port-folio of the Balanced Fund to Becker Capital Management, Inc. ("Becker" or the "Sub-Adviser"), acting as sub-adviser.

  Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust, N.A. provides general supervision over the investment man-agement functions performed by the Sub-Adviser. U.S. Trust, N.A. monitors the Sub-Adviser's application of the Balanced Fund's investment policies and strategies, and regularly evaluates the Sub-Adviser's investment results and trading practices.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement, U.S. Trust, N.A. is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 0.65% of the Balanced Fund's av-erage daily net assets.

  Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the Balanced Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agree-ment currently in effect for the Fund. For the fiscal year ended March 31, 1998, U.S. Trust Pacific received an advisory fee at the effective annual rate of 0.44% of the Balanced Fund's average daily net assets. For the same period, U.S. Trust Pacific waived advisory fees at the effective annual rate of 0.21% of the Balanced Fund's average daily net assets.

  From time to time, U.S. Trust, N.A. may voluntarily waive all or a portion of the advisory fees payable to it by the Balanced Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organiza-tions" for additional information on fee waivers.

  Pursuant to a sub-advisory agreement, the Sub-Adviser makes the day-to-day investment decisions and portfolio selections for the Balanced Fund, consis-tent with the general guidelines and policies established by U.S. Trust, N.A. and the Board of Trustees of the Trust. For the investment management services it provides to the Fund, the Sub-Adviser is compensated only by U.S. Trust, N.A., and receives no fees directly from the Trust. For its services, the Sub-Adviser is entitled to receive from U.S. Trust, N.A. a fee at a maximum annual rate equal to 0.425% of the Balanced Fund's average daily net assets. The Sub-Adviser has agreed to waive a portion of its sub-advisory fee with respect to the Fund, which waiver may be terminated at any time. The Sub-Adviser fur-nishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. For the fiscal year ended March 31, 1998, the Sub-Adviser received a sub-advisory fee at the effective annual rate of 0.25% of the Balanced Fund's average daily net assets. For the same period, Becker waived sub-advisory fees at the effective annual rate of 0.175% of the Fund's average daily net assets.

  The Sub-Adviser maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1998, Becker had approximately $2.65 bil-lion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Fund is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 23 years of experience in investment management to his position.


                                    *  *  *

  In executing portfolio transactions for the Funds, the investment managers may use affiliated brokers in accordance with the requirements of the 1940 Act. The investment managers may also take into account the sale of the Trust's shares in allocating brokerage transactions.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Fund's administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as administrators of all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affili-ates and distributed by the Distributor. For the services provided to all portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except the international portfolios of the Trust and Excelsior Funds,

Inc.), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust and Excelsior Funds, Inc.) as follows:

              COMBINED AGGREGATE AVERAGE DAILY
            NET ASSETS OF EXCELSIOR FUNDS, INC.,
              EXCELSIOR TAX-EXEMPT FUNDS, INC.
             AND  EXCELSIOR INSTITUTIONAL TRUST
                (EXCLUDING THE INTERNATIONAL
             PORTFOLIOS OF EXCELSIOR FUNDS, INC.
             AND EXCELSIOR INSTITUTIONAL TRUST)    ANNUAL FEE
            ------------------------------------   ----------
           first $200 million.....................   0.200%
           next $200 million......................   0.175%
           over $400 million......................   0.150%

  Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. pursuant to the fee schedule above are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Adminis-trators may voluntarily waive all or a portion of the administration fees pay-able to them by a Fund, which waivers may be terminated at any time. See "Man-agement of the Trust--Shareholder Organizations" for additional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administra-tion agreement substantially similar to the administration agreement currently in effect for the Funds. For the fiscal year ended March 31, 1998, CGFSC, Fed-erated Administrative Services and U.S. Trust received an aggregate adminis-tration fee at the effective annual rates of 0.15%, 0.15%, 0.15%, 0.14%, 0.15% and 0.15% of the average daily net assets of the Equity, Value Equity, Optimum Growth, Balanced, Income and Total Return Bond Funds, respectively, and waived administration fees at the effective annual rate of 0.01% of the Balanced Fund's average daily net assets.

DISTRIBUTOR

  Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distrib-utor"), 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, Inc., is unaffiliated with U.S. Trust or any of its affiliates.

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria estab-lished by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily in-tended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Funds. Such payments will be predicated upon the amount of Shares the finan-cial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

SHAREHOLDER ORGANIZATIONS

  As described above under "Purchase Procedures," the Trust may enter into agreements with certain Shareholder Organizations--firms that provide servic-es, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, a Fund will pay the Shareholder Organization an administrative service fee up to the an-nual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and re-ceiving funds in connection with Customer orders to purchase, exchange or re-deem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, U.S. Trust, U.S. Trust, N.A. and the Administrators have voluntarily agreed to waive fees payable by a Fund in an aggregate amount equal to administrative service fees payable by that Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and reg-istrar services. CGFSC is a corporate affiliate of Chase.

EXPENSES

  The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the investment advisers and Administra-tors, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance pre-miums; and expenses of calculating the net asset value of, and the net income on, Shares of the Funds.

  Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to share-holders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Com-pany Institute allocable to the Trust.

  Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. U.S. Trust and U.S. Trust, N.A. believe that the investment advisory services performed by U.S. Trust or U.S. Trust, N.A. under the Advisory Agreements with the Trust and the activities performed by U.S. Trust Connecticut as one of the administrators for the Funds do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S. Trust and U.S. Trust, N.A. believe that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other Federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the perfor-mance of a combination of investment advisory, administrative and/or share-holder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institu-tions may be required to register as dealers pursuant to state securities law. Future changes in either Federal statutes or regulations relating to the per-missible activities of banks, as well as future judicial or administrative de-cisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

  Certain Relationships and Activities. U.S. Trust, U.S. Trust, N.A. and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust, N.A. have informed the Trust that, in making investment decisions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations, U.S. Trust and U.S. Trust, N.A. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust, N.A., their parents or their subsidiar-ies or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust, N.A., their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any Fund managed by U.S. Trust, U.S. Trust, N.A. or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Equity, Value Equity, Op-timum Growth and Balanced Funds, dividends will be declared and paid at least quarterly; and for the Income and Total Return Bond Funds, dividends will be declared daily and paid at least monthly.

  Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each class of each Fund on the basis of its relative net assets. A Fund's net income available for distribution to the holders of Institutional Shares will be re-duced by the amount of any other expenses allocated to such class. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

  Additional distributions will also be made to shareholders to the extent necessary to avoid the application of non-deductible Federal excise taxes on certain undistributed income and net capital gains of mutual funds.

  Investors will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (or determined on the payable date), unless they have requested in writing (received by CGFSC prior to the payment date) to receive dividends and distributions in cash.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series or clas-ses; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has seven active series. The active series include: Excelsior Institu-tional Equity Fund, Excelsior Institutional Value Equity Fund, Excelsior In-stitutional Optimum Growth Fund, Excelsior Institutional Balanced Fund, Excel-sior Institutional International Equity Fund, Excelsior Institutional Income Fund and Excelsior Institutional Total Return Bond Fund. Institutional Shares of the Excelsior Institutional International Equity Fund are offered under a separate prospectus.

  The shares of the Value Equity, Optimum Growth, Balanced and International Equity Funds are classified into two separate classes of shares representing Institutional Shares and Trust Shares. Trust Shares have different expenses than Institutional Shares which may affect performance. Trust Shares of these Funds are offered under separate prospectuses.

  Each share (irrespective of class designation) of a Fund represents an in-terest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on mat-ters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liqui-dation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to sharehold-ers.

  The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Funds, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

  Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

  As of July 8, 1998, U.S. Trust and its affiliates held of record substan-tially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

  For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Institutional Shares of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Perfor-mance information includes a Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mu-tual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of re-turn" basis in the manner set forth below.

  The Trust provides period and annualized "total rates of return" and non-standardized total return data for Shares of each Fund. The "total rate of re-turn" refers to the change in the value of an investment in Shares of a Fund over a stated period which reflects any change in net asset value per Share and includes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Fund Shares.

  The Trust may provide annualized "yield" quotations for Shares of the Bal-anced, Income and Total Return Bond Funds. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in Shares of a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields," which are calcu-lated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

  Since the yield and total rate of return quotations for a Fund's Shares are based on historical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, Fund maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to Institutional Investors for asset management and related services will not be included in calculations of per-formance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

  Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application your check made payable to the "Excel-sior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application.

  If the shares are registered in the name of:

    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

TAXPAYER IDENTIFICATION NUMBER:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your shareholder servicing agent.

                           [INTENTIONALLY LEFT BLANK]

     PROSPECTUS                                          AUGUST 1, 1998

             [LOGO OF EXCELSIOR INSTITUTIONAL TRUST APPEARS HERE]

                                  EQUITY FUND

                               VALUE EQUITY FUND

                              OPTIMUM GROWTH FUND

                                 BALANCED FUND

                                  INCOME FUND

                             TOTAL RETURN BOND FUND


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     SUMMARY OF EXPENSES...................................................   3
     FINANCIAL HIGHLIGHTS..................................................   5
     INVESTMENT OBJECTIVES AND POLICIES....................................  11
     PRICING OF SHARES.....................................................  27
     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...........................  28
     INVESTOR PROGRAMS.....................................................  32
     TAX MATTERS...........................................................  33
     MANAGEMENT OF THE TRUST...............................................  34
     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............................  39
     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..................  39
     PERFORMANCE INFORMATION...............................................  41
     MISCELLANEOUS.........................................................  41
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  42

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITU-TIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EITIS898

                             CROSS-REFERENCE SHEET
                             ---------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                             (Trust Shares of the
                  Equity, Balanced and Optimum Growth Funds)


FORM N-1A, PART A,
ITEM                                                        Prospectus Caption
----                                                        ------------------

1.  COVER PAGE                                                      Cover Page

2.  SYNOPSIS                                               Summary of Expenses

3.  CONDENSED FINANCIAL INFORMATION                       Financial Highlights

4.  GENERAL DESCRIPTION OF REGISTRANT                              Cover Page;
                                                         Investment Objectives
                                                                  and Policies

5.  MANAGEMENT OF THE FUND                             Management of the Trust

5A. MANAGEMENT'S DISCUSSION
       OF FUND PERFORMANCE                                      Not Applicable

6.  CAPITAL STOCK AND OTHER SECURITIES                             Cover Page;
                                                            Pricing of Shares;
                                                     How to Purchase, Exchange
                                                            and Redeem Shares;
                                                                  Tax Matters;
                                                      Management of the Trust;
                                                         Dividends and Capital
                                                          Gains Distributions;
                                                        Description of Shares,
                                                 Voting Rights and Liabilities

7.  PURCHASE OF SECURITIES BEING OFFERED                      How to Purchase,
                                                   Exchange and Redeem Shares;
                                                             Investor Programs

8.  REDEMPTION OR REPURCHASE                                  How to Purchase,
                                                   Exchange and Redeem Shares;
                                                             Investor Programs

9.  PENDING LEGAL PROCEEDINGS                                   Not Applicable

                                                           [LOGO]
                                                          EXCELSIOR
                                                     Institutional Trust
Excelsior Institutional Value Equity Fund
Excelsior Institutional Optimum Growth Fund              Trust Shares

Excelsior Institutional Balanced Fund
--------------------------------------------------------------------------------

Excelsior Institutional Trust     For initial purchase and existing account
73 Tremont Street                 information,call (800) 909-1989. (From
                                  overseas, call (617) 557-1755.)
Boston, Massachusetts 02108-3913  For current prices and performance
(617) 557-8000                    information, call (800) 861-3430.

--------------------------------------------------------------------------------

  This Prospectus describes the Trust Shares ("Trust Shares" or "Shares") of-fered by three separate portfolios of Excelsior Institutional Trust (the "Trust"), an open-end management investment company. The portfolios, Excelsior Institutional Value Equity Fund, Excelsior Institutional Optimum Growth Fund and Excelsior Institutional Balanced Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust. The Trust also issues an additional series of shares ("Institutional Shares") in the Funds which are offered under a separate prospectus.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information re-garding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CON-NECTICUT, THEIR PARENT AND AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERN-MENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Prospectus dated August 1, 1998

  Each Fund has its own investment objective, as follows:

  The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation.

  The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return.

  The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities.

  United States Trust Company of New York and U.S. Trust Company of Connecti-cut (collectively, "U.S. Trust") serve as the investment adviser for the Value Equity and Optimum Growth Funds.

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the investment ad-viser for the Balanced Fund. U.S. Trust, N.A. has delegated the daily manage-ment of the Fund's security holdings to Becker Capital Management, Inc. (the "Sub-Adviser"), acting as sub-adviser.

  U.S. Trust, N.A., U.S. Trust and the Sub-Adviser are referred to collec-tively as the "investment managers."

  For more information on the investment managers, please refer below to the section entitled "Management of the Trust--Investment Managers."

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of estimated expenses relating to purchases and sales of Trust Shares of the Funds and the estimated aggregate annual operating expenses for Trust Shares of the Funds, expressed as a per-centage of average daily net assets of the Funds, and (ii) an example illus-trating the dollar cost of such estimated expenses on a $1,000 investment in Trust Shares of each Fund.

  The table illustrates that investors in the Funds incur no shareholder trans-action expenses imposed by the Trust, although some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services in connection with purchases and redemptions of Shares of the Funds. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of a Fund are subject to the op-erating expenses set forth below. Expenses of the Funds are discussed below un-der "Management of the Trust."

                                 EXPENSE TABLE

                              VALUE  OPTIMUM
                              EQUITY GROWTH  BALANCED
                               FUND   FUND     FUND
                              ------ ------- --------
SHAREHOLDER TRANSACTION
 EXPENSES(/1/)
Front-End Sales Load Imposed
 on Purchases...............   None   None     None
Sales Load Imposed on
 Reinvested Dividends.......   None   None     None
Deferred Sales Load.........   None   None     None
Redemption Fees.............   None   None     None
Exchange Fees...............   None   None     None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fees (after fee
 waivers)(/1/)..............   0.35%  0.38%    0.44%
12b-1 Fees (/2/)............   0.35   0.35     0.35
Other Operating Expenses
  Administration Fees (after
   fee waivers)(/1/)........   0.15   0.15     0.14
  Administrative Servicing
   Fees(/1/)................   0.00   0.00     0.00
  Other Expenses............   0.20   0.17     0.12
                               ----   ----     ----
    Total Other Operating
     Expenses...............   0.35   0.32     0.26
                               ----   ----     ----
Total Fund Operating
 Expenses (after fee
 waivers)(/1/)..............   1.05%  1.05%    1.05%
                               ====   ====     ====

Example: Investors would pay the following expenses on a $1,000 investment in Trust Shares, assuming (1) a 5% annual return and (2) redemption of the in-vestment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Value Equity Fund...............................  $11     $33     $58     $128
Optimum Growth Fund.............................   11      33      58      128
Balanced Fund...................................   11      33      58      128

--------

(1) Each investment adviser and administrator has agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser and the administrators intend to voluntarily waive fees in an amount equal to the administrative servicing fees and to fur-ther waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the table. Institutional investors may enter into an asset management services agreement with U.S. Trust and its affil-iates pursuant to which the investor may agree to pay annual fees calcu-lated as a specified percentage of average net assets. In addition, Share-holder Organizations may charge their customers account fees for invest-ment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the Expense Table and the Example do not reflect an amount for any such fees paid directly to U.S. Trust and its affiliates by an institutional investor or to a Shareholder Organiza-tion by its customers.
(2) As a result of the payment of distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table sets forth advi-sory and other expenses payable with respect to Trust Shares of the Funds for the fiscal year or period ended March 31, 1998. The expense table and example reflect voluntary undertakings (i) by U.S. Trust and U.S. Trust, N.A. to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for cer-tain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortization of organizational ex-penses but exclusive of taxes, interest, brokerage commissions and extraordi-nary expenses) of each Fund will be as shown above. Without such fee waivers and expense reimbursements: (a) "Advisory Fees" would equal 0.65% of the aver-age daily net assets of the Value Equity, Optimum Growth and Balanced Funds;
(b) "Administration Fees" would equal 0.15% of the Balanced Fund's average daily net assets; and (c) "Total Operating Expenses" would equal the following percentages of the average daily net assets of the Funds: Value Equity Fund, 1.35%; Optimum Growth Fund, 1.32%; and Balanced Fund, 1.27%. For more informa-tion with respect to the expenses of each of the Funds, see "Management of the Trust." Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing ex-penses.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a Trust Share outstanding throughout each period and other performance information derived from the fi-nancial statements included in the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "Financial Statements"). The infor-mation contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, the Trust's independent auditors. The following table should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also contained in the Annual Report to Shareholders which may be obtained from the Trust without charge by calling the number on the front cover of this Prospectus.

  The Funds offer two separate classes of shares--Institutional Shares and Trust Shares. Institutional Shares and Trust Shares represent equal pro rata interests in each Fund, except that Trust Shares bear the expense of distribu-tion fees at the maximum annual rate of 0.75% of the average daily net asset value of the Fund's outstanding Trust Shares. See "Description of Shares, Vot-ing Rights and Liabilities."

                            VALUE EQUITY FUND

                                                YEAR ENDED PERIOD ENDED
                                                MARCH 31,   MARCH 31,
                                                   1998     1997(/1/)
                                                ---------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $ 11.33     $ 12.08
                                                 -------     -------
INVESTMENT OPERATIONS:
  Net investment income........................     0.07        0.01
  Net realized and unrealized gain (loss)......     5.57       (0.76)
                                                 -------     -------
    TOTAL FROM INVESTMENT OPERATIONS...........     5.64       (0.75)
                                                 -------     -------
DISTRIBUTIONS:
  From net investment income...................    (0.06)       0.00
  From net realized gains......................    (0.80)       0.00
                                                 -------     -------
    TOTAL DISTRIBUTIONS........................    (0.86)       0.00
                                                 -------     -------
NET ASSET VALUE, END OF PERIOD.................  $ 16.11     $ 11.33
                                                 =======     =======
TOTAL RETURN...................................    51.09%      (6.21)%(/2/)
                                                 =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses(/3/)................................     1.05%       1.05%(/4/)
  Net Investment Income(/3/)...................     0.47%       0.54%(/4/)
Portfolio Turnover.............................       51%         64%(/4/)
Average Commission Rate Paid...................  $0.0630     $0.0783
Net Assets at end of Period (000's omitted)....  $    78     $    56
---------------------------------------
 (1) From January 15, 1997 (commencement of operations) to March 31, 1997.
 (2) Not annualized.
 (3) Reflects a voluntary expense waiver and reimbursement of expenses, if any, by the investment adviser and administrators. Without these waivers and reimbursements, the ratio of expenses to average net assets and net investment income to average net assets would have been as follows:
    Expenses...................................     1.35%       1.43%(/4/)
    Net Investment Income (Loss)...............     0.17%       0.16%(/4/)
 (4) Annualized.

                            OPTIMUM GROWTH FUND

                                                    YEAR ENDED  PERIOD ENDED
                                                    MARCH 31,    MARCH 31,
                                                       1998      1997(/1/)
                                                    ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $ 10.18      $  9.87
                                                     -------      -------
INVESTMENT OPERATIONS:
  Net investment income............................    (0.01)        0.02
  Net realized and unrealized gain (loss)..........     6.15         0.31(/2/)
                                                     -------      -------
    TOTAL FROM INVESTMENT OPERATIONS...............     6.14         0.33
                                                     -------      -------
DISTRIBUTIONS:
  From net investment income.......................    (0.01)       (0.02)
  From net realized gains..........................     0.00         0.00
                                                     -------      -------
    TOTAL DISTRIBUTIONS............................    (0.01)       (0.02)
                                                     -------      -------
NET ASSET VALUE, END OF PERIOD.....................  $ 16.31      $ 10.18
                                                     =======      =======
TOTAL RETURN.......................................    60.41%        3.31%(/3/)
                                                     =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses(/5/)....................................     1.05%        1.05%(/4/)
  Net Investment Income(/5/).......................    (0.12)%       0.33%(/4/)
Portfolio Turnover.................................       19%          20%(/4/)
Average Commission Rate Paid.......................  $0.0314      $0.0280
Net Assets at end of Period (000's omitted)........  $ 6,602      $ 3,357

---------------------------------------
 (1) From July 3, 1996 (commencement of operations) to March 31, 1997.
 (2) This amount does not accord with the aggregate net losses on investments because of the timing of sales and repurchases of the Shares in relation to fluctuating market value of the investments in the Fund.
 (3) Not annualized.
 (4) Annualized.
 (5) Reflects a voluntary expense waiver and reimbursement of expenses, if any, by the investment adviser and administrators. Without these waivers and reimbursements, the ratio of expenses to average net assets and net investment income to average net assets would have been as follows:

    Expenses..............................................  1.32%   1.47%(/4/)
    Net Investment Income (Loss).......................... (0.39)% (0.09)%(/4/)

                               BALANCED FUND

                                                                PERIOD ENDED
                                                                 MARCH 31,
                                                                 1998(/1/)
                                                                ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  9.33
                                                                  -------
INVESTMENT OPERATIONS:
 Net investment income.........................................      0.16
 Net realized and unrealized gain (loss).......................      0.65
                                                                  -------
    TOTAL FROM INVESTMENT OPERATIONS...........................      0.81
                                                                  -------
DISTRIBUTIONS:
 From net investment income....................................     (0.15)
 From net realized gains.......................................     (0.92)
                                                                  -------
    TOTAL DISTRIBUTIONS........................................     (1.07)
                                                                  -------
NET ASSET VALUE, END OF PERIOD.................................   $  9.07
                                                                  =======
TOTAL RETURN...................................................      9.42%(/2/)
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses(/4/)................................................      1.05%(/3/)
  Net Investment Income(/4/)...................................      3.03%(/3/)
Portfolio Turnover.............................................        75%(/3/)
Average Commission Rate Paid...................................   $0.0544
Net Assets at end of Period (000's omitted)....................   $20,235

------------------------

 (1) From August 25, 1997 (commencement of operations) to March 31, 1998.

 (2) Not annualized.

 (3) Annualized.

 (4) Reflects a voluntary expense waiver and reimbursement of expenses, if any, by the investment adviser and administrators. Without these waivers and reimbursements, the ratio of expenses to average net assets and net investment income to average net assets would have been as follows:

   Expenses.........................................................  1.27%(/3/)
   Net Investment Income (Loss).....................................  2.81%(/3/)

                      INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

  Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to individuals and to institutional investors.

  Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental," i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Any changes in a Fund's investment objective, policies or strategies could result in such Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

  The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation. The Value Eq-uity Fund seeks to achieve this objective by investing in a diversified port-folio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace.

  The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return. The Optimum Growth Fund invests in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

  The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the "Bal-anced Fund") is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve this investment objective by investing in equity and fixed income securities as described more fully below.

  The following is a discussion of the various investment policies and strate-gies employed by each Fund. Additional information about the investment poli-cies and strategies of each Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of any Fund will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

  U.S. Trust, the adviser for the Value Equity and Optimum Growth Funds, of-fers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest insti-tutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

VALUE EQUITY AND OPTIMUM GROWTH FUNDS

  Investment Philosophy. In managing investments for the Value Equity Fund, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worth-while investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamen-tal value will achieve better results than attempting to take advantage of short-term price movements.

  Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, in managing investments for the Value Equity Fund, U.S. Trust is constantly engaged in assessing, com-paring and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

  In managing investments for the Optimum Growth Fund, U.S. Trust follows a long-term investment philosophy of buying and holding equity securities of companies which it believes to be of high quality and of high growth poten-tial. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of prod-ucts or services. U.S. Trust believes that earnings growth is the primary de-terminant of stock prices and that efficient financial markets will reward consistently above-average earnings growth with greater than average capital appreciation over the long term.

  Strategies. In order to translate its investment philosophy into more spe-cific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

  U.S. Trust's "problem/opportunity strategy" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from com-plex problems such as the changing demographics and aging of the U.S. popula-tion or the need to enhance industrial productivity. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. U.S. Trust's third strategy involves identifying "early life cycle" companies whose prod-ucts are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

  Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the conver-gence of the communication and entertainment industries, the demand for envi-ronmentally-related products and services, the continued need for businesses to become global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

INVESTMENT POLICIES

  VALUE EQUITY FUND seeks long-term capital appreciation by investing in a di-versified portfolio of equity securities whose market value, in the opinion of U.S. Trust, appears to be undervalued relative to the marketplace. U.S. Trust uses the investment philosophy, strategies and themes discussed above to iden-tify such investment values and to diversify the Fund's investments over a va-riety of industries and types of companies.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities con-vertible into common stock. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" be-low. The Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "Additional Investment Strategies and Techniques; Risk Factors--U.S. Gov-ernment and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information.

  In managing the Fund, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

  The Value Equity Fund's holdings will include common stocks of companies having capitalizations of varying amounts, and the Fund may invest a portion of its assets in the securities of high growth, small capitalization issuers when U.S. Trust expects the earnings and the price of such issuers' securities to grow at an above-average rate. The equity securities of small capitaliza-tion issuers have historically been characterized by greater volatility of re-turns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctua-tion in the net asset value of the Fund, and the Fund may be required, in or-der to meet withdrawals by investors or for other reasons, to sell these secu-rities at a discount from market prices, to sell during periods when such dis-position is not desirable, or to make many small sales over a period of time.

  The Value Equity Fund may invest directly or indirectly in the securities of foreign issuers. See "Additional Investment Strategies and Techniques; Risk Factors--Foreign Investments" below for further information on foreign invest-ments.

  Because of the risks associated with common stock investments, the Value Eq-uity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Value Equity Fund a complete in-vestment program.

  OPTIMUM GROWTH FUND seeks superior, risk-adjusted total return by investing in a diversified portfolio of equity securities whose growth prospects, in the opinion of U.S. Trust, appear to exceed that of the overall market.

  U.S. Trust will utilize a two-tiered approach to select appropriate securi-ties. A "core" portfolio will consist primarily (i.e., from 65% to 80% under ordinary market conditions) of mid- to large-capitalization growth stocks. These investments will be complemented with a structured segment of the port-folio developed through the use of quantitative analysis to further diversify investment selections among stocks included within the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index contains stocks from the Russell 1000(R) Index with a greater than average growth orientation. The Russell 1000(R) Index is composed of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 large U.S. com-panies by market capitalization, representing approximately 98% of the U.S. equity market. This "structured" segment of the portfolio is chosen by analyz-ing the risk characteristics (i.e., profit to earnings ratio, return on equi-ty, capitalization, earnings per share, industry sector, etc.) of the "core" portfolio. Based upon these factors, securities are systematically selected which possess financial characteristics which complement those of the core portfolio. These portfolio selections result in a broader diversification of the "core" portfolio holdings.

  The Optimum Growth Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these se-curities, see "Additional Investment Strategies and Techniques; Risk Factors-- U.S. Government and Agency Securities" and "--Short-Term Instruments" below and the Statement of Additional Information. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, op-tions, and futures instruments as described in more detail below. See "Addi-tional Investment Strategies and Techniques; Risk Factors" below.

  The Optimum Growth Fund may invest directly or indirectly in the securities of foreign issuers. See "Additional Investment Strategies and Techniques; Risk Factors--Foreign Investments" below for further information on foreign invest-ments.

  Because of the risks associated with common stock investments, the Optimum Growth Fund is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Optimum Growth Fund a com-plete investment program.

  BALANCED FUND seeks to provide a high total return from a diversified portfo-lio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to pro-vide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Fund attempts to achieve this return by investing in equity and fixed income instruments, as described below.

  The Balanced Fund is designed for investors who wish to invest for long-term objectives. The Balanced Fund may be appropriate for investors who seek to at-tain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for in-vestors who want professional investment managers to decide how their invest-ments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

  The relative emphasis placed upon each asset class will vary based upon the sub-adviser's assessment of their current attractiveness on a risk-adjusted ba-sis. The precise allocation will depend upon numerous factors, including the Fund investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Fund is always invested in fixed income senior securities including debt securities and preferred stock. The sub-ad-viser may allocate the Fund's investments between these asset classes in a man-ner it believes consistent with the Fund's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally at-tractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

  The sub-adviser intends to manage the Fund actively in pursuit of its invest-ment objective. While the Fund has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Fund engages in short-term trading, it may incur increased transaction costs. See "Tax Matters" below.

  EQUITY INVESTMENTS. For the equity portion of the Balanced Fund, the sub-ad-viser seeks to achieve a high total return through fundamental analysis, sys-tematic stock valuation and disciplined portfolio construction. The Fund's eq-uity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Fund's equity investments may also include preferred stock, warrants and similar rights. The Fund may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Fund are primarily companies included in the Russell 2500(R) Index. The Russell 2500(R) Index consists of the smallest 2,500 companies from the Russell
3000(R) Index. The Fund's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of invest-ments in small companies, see "Value Equity Fund" above.

  FIXED INCOME INVESTMENTS. For the fixed income portion of the Fund, the sub-adviser seeks to provide a high total return by actively managing the duration of the Fund's fixed income securities, the allocation of securities across market sectors and the selection of securities within sectors. Based on funda-mental, economic and capital markets research, the sub-adviser adjusts the du-ration of the Fund's fixed income investments in light of market conditions. The sub-adviser also actively allocates the Fund's fixed income investments among the broad sectors of the fixed income market.

  Duration is a measure of the weighted average time until receipt of the pay-ments expected to be generated by the fixed income securities held in the Fund, and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market con-ditions, the duration of the fixed income portion of the Fund will range be-tween 80% and 120% of the Lehman Brothers Government/Corporate Bond Index, which as of June 30, 1998, was approximately 5.46 years. The maturities of the individual fixed income securities in the Fund may vary widely, however.

  The Fund may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Ratings Services ("S&P") or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative charac-teristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund intends to dispose in an orderly manner of any security which is downgraded below investment grade sub-sequent to its purchase. See the Appendix to the Statement of Additional In-formation for a more detailed explanation of these ratings.

  The Fund may invest in a broad range of debt securities of domestic and for-eign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized se-curities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see "Mortgage Pass-Throughs and Collateralized Mortgage Obligations" below.

  The Fund may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a de-scription of these securities, see "Additional Investment Strategies and Tech-niques; Risk Factors--U.S. Government and Agency Securities" below and the Statement of Additional Information.

  The Fund may also invest in municipal obligations which may be general obli-gations of the issuer or payable only from specific revenue sources. However, the Fund will invest only in municipal obliga-tions that have been issued on a taxable basis or have an attractive total re-turn potential excluding tax considerations. In addition, the Fund may invest in debt securities of foreign governments and governmental entities denominat-ed, in all cases, in U.S. dollars. See "Additional Investment Strategies and Techniques; Risk Factors--Foreign Investments" below for further information on foreign investments.

  MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced Fund may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Fund's selec-tion criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Govern-ment National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage ob-ligation bonds are obligations of special purpose corporations that are col-lateralized or supported by mortgages or mortgage securities such as pass-throughs.

  As a result of its investments in Mortgage Securities, the mortgage-backed securities in the Fund may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of de-clining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower in-terest rates. When interest rates fall and principal prepayments are rein-vested at lower interest rates, the income that the Fund derives from mort-gage-backed securities is reduced. In addition, like other fixed income secu-rities, Mortgage Securities generally decline in price when interest rates rise.




ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

  The Funds may invest in the investments and utilize the investment strate-gies and techniques described below.

  U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are sup-ported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal Na-tional Mortgage Association are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instru-mentality; other securities are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For ad-ditional information on U.S. Government securities, see the Statement of Addi-tional Information.

  DEBT SECURITIES AND CONVERTIBLE SECURITIES. Each of the Funds may invest in investment grade debt and convertible securities of domestic and foreign is-suers. See "Balanced Fund--Fixed Income Investments" for an explanation of in-vestment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt se-curities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the gen-eral level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid assets equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the secu-rities may not be delivered and that the relevant Fund may incur a loss.

  REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agree-ment. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the disposition of collateral may be de-layed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and Other Unregistered Securities" below.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for tem-porary or emergency purposes, such as meeting larger than anticipated redemp-tion requests, but not for leverage. Each Fund may also agree to sell portfo-lio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

  INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt secu-rities and which determine their net asset value per share based on the amor-tized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one investment company.

  FOREIGN INVESTMENTS. In accordance with their respective investment objec-tives and policies, the Funds may invest in common stocks of foreign corpora-tions, and each Fund may invest in convertible securities of foreign corpora-tions as well as fixed income securities of foreign government and corporate issuers. None of the Funds expect to invest more than 30% of their respective total assets at the time of purchase in securities of foreign issuers.

  All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

  Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of infla-tion, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws re-stricting the amounts and types of foreign investments.

  While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

  The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

  The Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European De-pository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other sim-ilar instruments. ADRs typically are issued by an American bank or trust com-pany and evidence ownership of underlying securities issued by a foreign cor-poration. EDRs, which are sometimes referred to as Continental Depository Re-ceipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

  Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new cur-rency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may enter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign curren-cies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-change contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign cur-rency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward con-tracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Funds may enter into foreign currency exchange transactions in an at-tempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or antici-pated securities transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a for-eign currency in exchange for another foreign currency if its investment man-ager expects the foreign currency purchased to appreciate against the U.S. dollar.

  Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased relative to the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execu-tion of a hedging strategy is highly uncertain.

  FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Funds may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

  The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) pur-chase put and call options on futures contracts on securities and indices of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities.

  The Funds may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securi-ties, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may cause a Fund to ex-perience losses which are potentially unlimited. Certain strategies limit a Fund's possibilities to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addi-tion, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Addi-tional Information.

  Each of the Funds may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the ag-gregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin de-posits required on all such futures and premiums on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. The Funds do not intend to purchase futures con-tracts or invest in put and call options on securities, indices of securities or futures contracts if more than 5% of their net assets would be at risk from such transactions.

  ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each Fund may acquire investments that are illiquid or have lim-ited liquidity, such as private placements or investments that are not regis-tered under the Securities Act of 1933, as amended (the "1933 Act"), and can-not be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securi-ties or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

  Acquisitions of illiquid investments by the Funds are subject to the follow-ing non-fundamental policies. Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. Each of the Funds may also pur-chase Rule 144A securities sold to institutional investors without registra-tion under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Board of Trustees. The Board of Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securi-ties will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

  SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term debt securities in accordance with its investment objective and policies as described above. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. In ad-verse market conditions and for temporary defensive purposes only, each of the Funds may temporarily invest their respective assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obliga-tions; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-refer-enced securities. Commercial paper consists of short-term, unsecured promis-sory notes issued to finance short-term credit needs. Other corporate obliga-tions in which the Funds may invest consist of high quality, U.S. dollar-de-nominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

  Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such in-struments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-nego-tiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. Each Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

  The Funds will limit their short-term investments to those U.S. dollar-denom-inated instruments which are determined by or on behalf of the Board of Trust-ees of the Trust to present minimal credit risks and which are of "high quali-ty" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. In-vestments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

  SECURITIES LENDING. The Funds may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current mar-ket value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed secu-rity and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it be-lieves that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

  CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objec-tives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, a Fund may invest in obligations other than those listed pre-viously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

  DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incor-porate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

  Derivative contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. While the response of certain deriva-tive contracts and securities to market changes may differ from traditional in-vestments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use de-rivative contracts for the purposes disclosed in the applicable sections above. To the extent that a Fund invests in securities that could be characterized as derivatives, such as mortgage pass-throughs and collateralized mortgage obliga-tions, it will only do so in a manner consistent with its investment objective, policies and limitations.

  PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, each Fund may sell securities irrespective of how long such securi-ties have been held. Each Fund may sell a portfolio investment immediately after its acquisition if the investment man-agers believe that such a disposition is consistent with the investment objec-tive of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circum-stances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover may involve correspondingly greater bro-kerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of such Fund. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distribu-tions resulting from such gains are considered ordinary income for Federal in-come tax purposes. See "Tax Matters" below.

  YEAR 2000. Like other investment companies, financial and business organiza-tions and individuals around the world, the Funds could be affected adversely if the computer systems used by the investment managers and the Funds' other service providers do not properly process and calculate date-related informa-tion and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Funds' other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

                                     * * *

  As diversified investment companies, 75% of the assets of each Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita-tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

  The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's share-holders. If a percentage restriction (other than a restriction as to borrow-ing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not con-sidered a violation of the policy.

  The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved. See "Investment Restric-tions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "majority of the outstanding vot-ing securities" (as defined in the 1940 Act) of that Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-funda-mental.

                               PRICING OF SHARES

  The net asset value of each Fund is determined and the Shares of each Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day the NYSE and the Funds are open for business ("Business Day"). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Inde-pendence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. A Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets allocable to its Shares, less the liabilities allocable to its Shares, by the number of outstanding Shares.

  Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

  Securities of the Funds which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by the Funds' investment managers and the administrators under the gen-eral supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

  Introduction. Edgewood Services, Inc. (the "Distributor") has established several procedures for purchasing and redeeming Shares in order to accommodate different types of investors.

  Trust Shares may be purchased by individuals ("Investors") directly from the Distributor or through Shareholder Organizations that have entered into agree-ments with the Trust.

  A Shareholder Organization may elect to hold of record Shares for its cus-tomers ("Customers") and to record beneficial ownership of Shares on the ac-count statements provided to its Customers. In that case, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase and redemption orders for its Customers and to transmit, on a timely basis, payment for purchase orders to the Trust's trans-fer agent, Chase Global Funds Services Company ("CGFSC"), and redemption pro-ceeds to Customers in accordance with the procedures agreed to by the Share-holder Organization, the Distributor and Customers. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organiza-tion. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and re-demption orders with the Distributor, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such service. See "Management of the Trust--Shareholder Or-ganizations."

  Customers may agree with a particular Shareholder Organization to make mini-mum purchases and maintain minimum balances with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Orga-nizations directly for further information on purchase and redemption proce-dures and account fees.

PURCHASE OF SHARES

  Shares of each Fund may be purchased without a sales charge on any Business Day at the applicable net asset value per Share next determined after an order is transmitted to CGFSC or another entity on behalf of the Trust, and received by the Distributor in good order. There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day on which a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received in good order after the close of regular trading on the NYSE are priced as of the time the net asset value per Share is next de-termined.

  Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares. Third party checks will not be accepted as payment for Fund Shares.

PURCHASE PROCEDURES

  Investors may purchase Shares in accordance with the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organizations directly to purchase Shares. Certificates will not be issued for Shares.

General

  Investors may purchase Shares by completing the New Account Application (the "Application") accompanying this Prospectus and mailing it, together with a check payable to Excelsior Institutional Trust, to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  Subsequent investments in an existing account in a Fund may be made at any time by sending to the above address a check payable to Excelsior Institu-tional Trust along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a sub-sequent order form which may be obtained from CGFSC or a Shareholder Organiza-tion; or (c) a letter stating the amount of the investment, the name of the Fund, and the account number in which the investment is to be made.

Purchases by Wire

  Investors may purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Institutional Trust
   Credit DDA #910-2-733046
   [Account Registration]
   [Account Number]
   [Wire Control Number]

  Purchases of Shares by Federal funds wire will be effected at the applicable net asset value per Share next determined after receipt of the purchase order in good form, provided that the Federal funds wire has been received by the Fund's custodian on that Business Day. Purchase orders received after 4:00 p.m. (Eastern time) in good order will be effected at the applicable net asset value next determined even if a Fund received Federal funds on that day.

  Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. No Application is required for subsequent purchases. Completed Applications should be di-rected to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  The Application may also be sent via facsimile. Please contact CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete in-structions. Redemptions by Investors will not be processed until the completed Application has been received and accepted by CGFSC. Investors making subse-quent investments by wire should follow the above instructions.

Purchases by Telephone

  Investors may place a purchase order by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per Share next determined after receipt of the purchase order in good order.

  By utilizing the telephone purchase option, the Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LI-ABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTIONS. ACCORDINGLY, IN-VESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

  This option may be modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Or-ganizations directly for further information.

REDEMPTION OF SHARES

  Investors may redeem all or any portion of the Shares in their account at the applicable net asset value per Share next determined after CGFSC receives a re-demption order in proper form. Proceeds from redemption orders received by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; redemption proceeds are sent in any event within seven days.

  Because the investment return and principal value of an investment in each Fund will fluctuate, the value of Shares redeemed may be more or less than the shareholder's cost. Redemptions of Shares are taxable events on which a share-holder may realize a gain or loss.

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organizations. It is the respon-sibility of the Shareholder Organizations to transmit their Customers' redemp-tion orders to CGFSC and to credit such Customer accounts with the redemption proceeds on a timely basis.

  Customers redeeming Shares through certain Shareholder Organizations or cer-tified financial planners may incur transaction charges in connection with such redemptions. Customers should contact their Shareholder Organization for fur-ther information on transaction fees.

REDEMPTION PROCEDURES

General

  Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

  If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; this collection process may take up to 15 days. Investors who anticipate the need for more immediate access to their investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Investor's account.

Redemption by Wire or Telephone

  Investors who maintain an account at CGFSC and have so indicated on their Ap-plication, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemption proceeds di-rectly to the Investor's predesignated bank account at any commercial bank in the United States. Investors may have their Shares redeemed by wire by in-structing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Only redemptions of $500 or more will be wired to an Investor's account. Share-holder Organizations may charge Customers for wiring or crediting such redemp-tion payments to their accounts. Information relating to such redemption serv-ices and charges, if any, is available to Customers directly from their Share-holder Organizations.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an Investor must send a written request to the Trust at the address listed below under "Redemption by Mail." Such requests must be signed by the Investor, with signatures guaranteed (see "Redemption by Mail" below for de-tails regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming Shares by wire or telephone may be modi-fied or terminated at any time by the Trust or the Distributor. CGFSC, THE TRUST AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORD-INGLY, INVESTORS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIR-ING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION. FAILURE TO EM-PLOY REASONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UN-AUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

  During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted below under "Redemption by Mail."

Redemption by Mail

  Shares may be redeemed by an Investor by submitting a written request for redemption to:

    Excelsior Institutional Trust
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner or by its autho-rized officer exactly as the Shares are registered.

  A redemption request for an amount in excess of $50,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. All eligible guarantor in-stitutions must participate in the Securities Transfer Agents Medallion Pro-gram ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and infor-mation on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

  Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755).

Other Redemption Information

  Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

  The investor programs described below are currently offered by the Trust to Investors generally. Customers should contact their Shareholder Organizations for information on the availability of, and the procedures and account charges applicable to, these investor programs.

EXCHANGE PRIVILEGE

  Trust Shares of a Fund may be exchanged without payment of any exchange fee or sales charge for Trust Shares of any other investment portfolio offered by the Trust and for shares of any investment portfolio offered by Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at their respective net asset values. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

  An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in Trust Shares of another portfolio of the Trust or in shares of a portfolio of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  An exchange of shares is treated for Federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in con-nection with the exchange. Shareholders exchanging Shares of an investment portfolio for shares of another portfolio should carefully review the prospec-tus relating to the acquired shares prior to making an exchange.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange re-quests of Investors to no more than six per year. The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Orga-nizations directly for further information.

Exchanges by Telephone

  For Investors who have previously selected the telephone exchange option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from over-seas, please call (617) 557-1755). By establishing the telephone exchange op-tion, the Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH IN-STRUCTIONS. ACCORDINGLY, INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EM-PLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELE-PHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC IN-STRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDEN-TIFICATION. FAILURE TO EMPLOY REASONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

  During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the exchange request to CGFSC in writing at the address noted above under "Redemption by Mail."

RETIREMENT PLANS

  Shares are available for purchase by Investors in connection with the fol-lowing tax-deferred prototype retirement plans offered by United States Trust Company of New York and other Shareholder Organizations:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

  Profit-Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

  Investors investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per transaction) at regular intervals selected by the Investor. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from a checking, bank money market or NOW account designated by the Investor. At the Investor's option, the ac-count designated will be debited in the specified amount, and Shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days.

  The Automatic Withdrawal Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per Share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Individual Investors should be aware, however, that Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

  To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete Section 7 of the New Account Application contained in the Prospectus and mail it to CGFSC at the address given above. Shareholder Organizations may, at their discretion, establish similar programs with respect to the Shares held by their Customers. Information concerning the availability of, and the proce-dures and fees relating to, Automatic Investment accounts may be obtained by Customers directly from their Shareholder Organizations.

SYSTEMATIC WITHDRAWAL PLAN

  Investors who own Trust Shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis.

  To initiate the Systematic Withdrawal Plan, an Investor must complete Sec-tion 8 of the New Account Application contained in the Prospectus and mail it to CGFSC. Shareholder Organizations may, at their discretion, establish simi-lar systematic withdrawal plans with respect to the Shares held by their Cus-tomers. Information concerning the availability of, and the procedures and fees relating to, such plans may be obtained by Customers directly from their Shareholder Organizations.

                                  TAX MATTERS

  Each year, the Trust intends to qualify each Fund and to elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no Federal income or excise taxes generally will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign with-holding taxes. If a Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its taxable income and the Fund's distributions generally would be taxable as ordinary dividend income to shareholders.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all of its net income each year. Shareholders of a Fund normally will have to pay Federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for Federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

  A portion of the ordinary income dividends of a Fund invested in stock of do-mestic corporations may qualify for the dividends-received deduction for corpo-rations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular share-holders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

  At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion, if any, which constitutes a return of capital (which is generally free of tax, but results in a basis re-duction), and the amount of dividends, if any, which may qualify for the divi-dends-received deduction for corporations.

  In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder who holds such Shares as a capital asset will be treated as long-term or short-term capital gain or loss, depending on the shareholder's holding period for the Shares. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

  The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Rev-enue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the share-holder's Federal income tax liability.

  Under current law, neither the Trust, as a Delaware business trust, nor the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" un-der the Code.

  The foregoing discussion is intended for general information only. An In-vestor should consult with his own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local tax laws.

                            MANAGEMENT OF THE TRUST

  The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The trustees decide upon matters of general policy and re-view the actions of service providers such as the investment managers, the ad-ministrators, the Distributor, and others.

INVESTMENT MANAGERS

Value Equity Fund and Optimum Growth Fund

  United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Value Equity and Optimum Growth Funds. U.S. Trust New York is a state-chart-ered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Connecticut is a Connecticut state bank and trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust provides trust and banking services to individuals, corporations and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1997, the Asset Management Groups of U.S. Trust New York and U.S. Trust Con-necticut had approximately $61.2 billion in aggregate assets under management. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal offices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905.

  With respect to the Value Equity and Optimum Growth Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

  David J. Williams is the person primarily responsible for the day-to-day management of the Value Equity Fund's investment portfolio. Mr. Williams, Man-aging Director and Senior Portfolio Manager of the Personal Investment Divi-sion of U.S. Trust, has been with U.S. Trust since 1987, and has managed the Value Equity Fund since its inception.

  All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for mak-ing recommendations to that committee. U.S. Trust New York provides its in-vestment advisory services to the Optimum Growth Fund primarily through its Campbell Cowperthwait division.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, U.S. Trust is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Value Equity and Optimum Growth Funds.

  Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Value Equity and Optimum Growth Funds pursuant to advisory agreements sub-stantially similar to the Investment Advi-sory Agreements currently in effect for the Funds. For the fiscal year ended March 31, 1998, U.S. Trust received an advisory fee at the effective annual rates of 0.35% and 0.38% of the average daily net assets of the Value Equity and Optimum Growth Funds, respectively. For the same period, U.S. Trust waived advisory fees at the effective annual rates of 0.30% and 0.27% of the average daily net assets of the Value Equity and Optimum Growth Funds, respectively.

  From time to time, U.S. Trust may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organizations" for additional information on fee waivers.

Balanced Fund

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as investment adviser to the Balanced Fund. U.S. Trust, N.A., which has its principal offices at 515 South Flower Street, Los Angeles, California 90071, is a national bank and a wholly-owned subsidiary of U.S. Trust Corporation. U.S. Trust, N.A. provides its investment advisory services to the Fund primarily through its branch of-fice in Portland, Oregon.

  U.S. Trust, N.A. has delegated the daily management of the investment port-folio of the Balanced Fund to Becker Capital Management, Inc. ("Becker" or the "Sub-Adviser"), acting as sub-adviser.

  Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust, N.A. provides general supervision over the investment man-agement functions performed by the Sub-Adviser. U.S. Trust, N.A. monitors the Sub-Adviser's application of the Fund's investment policies and strategies, and regularly evaluates the Sub-Adviser's investment results and trading prac-tices.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, U.S. Trust, N.A. is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Balanced Fund.

  Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the Balanced Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agree-ment currently in effect for the Fund. For the fiscal year ended March 31, 1998, U.S. Trust Pacific received an advisory fee at the effective annual rate of 0.44% of the average daily net assets of the Balanced Fund. For the same period, U.S. Trust Pacific waived advisory fees at the effective annual rate of 0.21% of the average daily net assets of the Balanced Fund.

  From time to time, U.S. Trust, N.A. may voluntarily waive all or a portion of the advisory fees payable to it by the Balanced Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organiza-tions" for additional information on fee waivers.

  Pursuant to a sub-advisory agreement, the Sub-Adviser makes the day-to-day investment decisions and portfolio selections for the Balanced Fund, consis-tent with the general guidelines and policies established by U.S. Trust, N.A. and the Board of Trustees of the Trust. For the investment management services it provides to the Fund, the Sub-Adviser is compensated only by U.S. Trust, N.A., and receives no fees directly from the Trust. For its services, the Sub-Adviser is entitled to receive from U.S. Trust, N.A. a fee at a maximum annual rate equal to 0.425% of the Fund's average daily net assets. The Sub-Adviser has agreed to waive a portion of its sub-advisory fee with respect to the Fund, which waiver may be terminated at any time. The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. For the fiscal year ended March 31, 1998, the Sub-Adviser received a sub-advisory fee at the effective annual rate of 0.25% of the average daily net assets of the Balanced Fund. For the same period, Becker waived sub-advi-sory fees at the effective annual rate of 0.175% of the average daily net as-sets of the Balanced Fund.

  The Sub-Adviser maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1998, Becker had approximately $2.65 bil-lion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Fund is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 23 years of experience in investment management to his position.


                                     * * *

  In executing portfolio transactions for the Funds, the investment managers may use affiliated brokers in accordance with the requirements of the 1940 Act. The investment managers may also take into account the sale of the Trust's shares in allocating brokerage transactions.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Funds' administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as administrators of all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affili-ates and distributed by the Distributor. For the services provided to all portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except the international portfolios of the Trust and Excelsior Funds, Inc.), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust and Excelsior Funds, Inc.) as follows:

           COMBINED AGGREGATE AVERAGE DAILY NET ASSETS OF
     EXCELSIOR FUNDS, INC., EXCELSIOR TAX-EXEMPT FUNDS, INC. AND
     EXCELSIOR INSTITUTIONAL TRUST (EXCLUDING THE INTERNATIONAL
                            PORTFOLIOS OF
      EXCELSIOR FUNDS, INC. AND EXCELSIOR INSTITUTIONAL TRUST)     ANNUAL FEE
     -----------------------------------------------------------   ----------
   first $200 million.............................................   0.200%
   next $200 million..............................................   0.175%
   over $400 million..............................................   0.150%

  Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. pursuant to the fee schedule above are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Adminis-trators may voluntarily waive all or a portion of the administration fees pay-able to them by a Fund, which waivers may be terminated at any time. See "Man-agement of the Trust--Shareholder Organizations" for additional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administra-tion agreement substantially similar to the administration agreement currently in effect for the Funds. For the fiscal year ended March 31, 1998, CGFSC, Fed-erated Administrative Services and U.S. Trust received an aggregate adminis-tration fee at the effective annual rates of 0.15%, 0.14% and 0.15% of the av-erage daily net assets of the Value Equity, Balanced and Optimum Growth Funds, respectively, and waived administration fees at the effective annual rate of 0.01% of the Balanced Fund's average daily net assets.

DISTRIBUTOR

  Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distrib-utor"), 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, Inc., is unaffiliated with U.S. Trust or any of its affiliates.

  Under the Trust's Distribution Agreement and Distribution Plan, adopted pur-suant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund may com-pensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares. The compensation may not exceed the annual rate of 0.75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expense of such distribu-tion fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Trust Shares. The Distributor may also use the distri-bution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and pro-spectuses (other than prospectuses used for regulatory purposes or for distri-bution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions ("Distribution Organizations") for distri-bution assistance (including sales incentives). Payments under the Distribu-tion Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead ex-penses).

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria estab-lished by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily in-tended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Funds. Such payments will be predicated upon the amount of Shares the finan-cial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

SHAREHOLDER ORGANIZATIONS

  As described above under "How to Purchase, Exchange and Redeem Shares," the Trust may enter into agreements with certain Shareholder Organizations--firms that provide services, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, a Fund will pay the Shareholder Organization an administrative serv-ice fee up to the annual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to pur-chase, exchange or redeem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, U.S. Trust, U.S. Trust, N.A. and the Administrators have voluntarily agreed to waive fees payable by a Fund in an aggregate amount equal to admin-istrative service fees payable by that Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase Metrotech Center, 8th Floor, Brooklyn, NY 11245. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and reg-istrar services. CGFSC is a corporate affiliate of Chase.

EXPENSES

  The expenses of the Trust include the compensation of its trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the investment advisers and Administra-tors, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance pre-miums; and expenses of calculating the net asset value of, and the net income on, Shares of the Funds.

  Expenses of the Trust also include expenses of preparing, printing and mail-ing prospectuses, reports, notices, proxy statements and reports to sharehold-ers and to governmental offices and commissions; expenses of shareholder and trustee meetings; expenses relating to the issuance, registration and qualifi-cation of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

  Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end in-vestment companies such as the Trust. U.S. Trust and U.S. Trust, N.A. believe that the investment advisory services performed by U.S. Trust and U.S. Trust, N.A. under the Advisory Agreements with the Trust and the activities performed by U.S. Trust Connecticut as one of the administrators for the Funds do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S. Trust and U.S. Trust, N.A. believe that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other Federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the perfor-mance of a combination of investment advisory, administrative and/or share-holder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institu-tions may be required to register as dealers pursuant to state securities law. Future changes in either Federal statutes or regulations relating to the per-missible activities of banks, as well as future judicial or administrative de-cisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

  Certain Relationships and Activities. U.S. Trust, U.S. Trust, N.A. and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust, N.A. have informed the Trust that, in making investment decisions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations, U.S. Trust and U.S. Trust, N.A. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust or U.S. Trust, N.A., their parents or their subsidiar-ies or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust, N.A., their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any Fund managed by U.S. Trust, U.S. Trust, N.A. or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid at least quarterly.

  Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and trustees' fees) prorated to each class of each Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of Trust Shares will be re-duced by the amount of any other expenses allocable to such class. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

  Additional distributions will also be made to shareholders to the extent necessary to avoid the application of non-deductible Federal excise taxes on certain undistributed income and net capital gains of mutual funds.

  Investors will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (or determined on the payable date), unless they have requested in writing (received by CGFSC prior to the payment date) to receive dividends and distributions in cash.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Trust Instrument permits its Board of Trustees to issue an un-limited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each se-ries participate equally in the earnings, dividends and assets of the particu-lar series only and no other series. Currently, the Trust has seven active se-ries. The active series include: Excelsior Institutional Equity Fund, Excel-sior Institutional Value Equity Fund, Excelsior Institutional Optimum Growth Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Interna-tional Equity Fund, Excelsior Institutional Income Fund and Excelsior Institu-tional Total Return Bond Fund. Trust Shares of the Excelsior Institutional In-ternational Equity Fund are offered under a separate prospectus.

  The shares of the Value Equity, Optimum Growth, Balanced and International Equity Funds are classified into two separate classes of Shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance. Institutional Shares of these Funds are offered under separate prospectuses.

  Each share (irrespective of class designation) of a Fund represents an in-terest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on mat-ters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of sharehold-ers, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more trustees of the Trust without a meeting by a dec-laration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

  The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, inadequate insurance exists and a Fund itself is unable to meet its obligations.

  Shareholders of all series of the Trust will vote together to elect trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

  As of July 8, 1998, U.S. Trust and its affiliates held of record substan-tially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

  For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Trust Shares of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indi-ces or to rankings prepared by independent services or other financial or in-dustry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "total rate of return" basis in the manner set forth below.

  The Trust provides period and annualized "total rates of return" and non-standardized total return data for Shares of each Fund. The "total rate of re-turn" refers to the change in the value of an investment in Shares of a Fund over a stated period which reflects any change in net asset value per Share and includes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Fund Shares.

  The Trust may provide annualized "yield" quotations for Shares of the Bal-anced Fund. The "yield" of a Fund refers to the income generated by an invest-ment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in Shares of a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net as-set value on the last day of that year-long period. The Balanced Fund may also advertise the "effective yields," which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed rein-vestment. See "Performance Information" in the Statement of Additional Infor-mation. These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

  Since the yield and total rate of return quotations for a Fund's Shares are based on historical earnings and since such yield and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any fees charged by institutional investors for asset management and related services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

  Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application your check made payable to the "Excel-sior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase, Exchange and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees. See "How to Purchase, Exchange and Redeem Shares--Redemption Procedures."

SIGNATURES: Please be sure to sign the Application.

  If the Shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

Taxpayer Identification Number:

  Investors and other entities must provide a tax identification or social se-curity number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are sub-ject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your Service Organization.

     PROSPECTUS                                          AUGUST 1, 1998

                                    [LOGO]
                                   EXCELSIOR
                              Institutional Trust


                                  TRUST SHARES

                   EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND

                  EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND

                     EXCELSIOR INSTITUTIONAL BALANCED FUND



                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     SUMMARY OF EXPENSES...................................................   3
     FINANCIAL HIGHLIGHTS..................................................   5
     INVESTMENT OBJECTIVES AND POLICIES....................................   8
     PRICING OF SHARES.....................................................  21
     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...........................  21
     INVESTOR PROGRAMS.....................................................  26
     TAX MATTERS...........................................................  28
     MANAGEMENT OF THE TRUST...............................................  29
     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............................  34
     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..................  34
     PERFORMANCE INFORMATION...............................................  35
     MISCELLANEOUS.........................................................  36
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  37

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITU-TIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EITTS898

                             CROSS-REFERENCE SHEET
                             ---------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                          (Institutional Shares of the
                           International Equity Fund)



FORM N-1A, PART A,
ITEM                                                         Prospectus Caption
----                                                         ------------------

1.  COVER PAGE                                                       Cover Page

2.  SYNOPSIS                                                Summary of Expenses

3.  CONDENSED FINANCIAL INFORMATION                        Financial Highlights

4.  GENERAL DESCRIPTION OF REGISTRANT                               Cover Page;
                                                          Investment Objectives
                                                                   and Policies

5.  MANAGEMENT OF THE FUND                              Management of the Trust

5A. MANAGEMENT'S DISCUSSION
    OF FUND PERFORMANCE                                          Not Applicable

6.  CAPITAL STOCK AND OTHER SECURITIES                              Cover Page;
                                                             Pricing of Shares;
                                                      How to Purchase, Exchange
                                                             and Redeem Shares;
                                                                   Tax Matters;
                                                       Management of the Trust;
                                                          Dividends and Capital
                                                           Gains Distributions;
                                                         Description of Shares,
                                                 Voting Rights and Liabilities

7.  PURCHASE OF SECURITIES BEING OFFERED                       How to Purchase,
                                                    Exchange and Redeem Shares;
                                                              Investor Programs

8.  REDEMPTION OR REPURCHASE                                   How to Purchase,
                                                    Exchange and Redeem Shares;
                                                              Investor Programs

9.  PENDING LEGAL PROCEEDINGS                                    Not Applicable

                                                        LOGO EXCELSIOR
                                                             INSTITUTIONAL TRUST
Excelsior Institutional International Equity Fund
--------------------------------------------------------------------------------
Excelsior Institutional Trust     For initial purchase and existing account
73 Tremont Street                 information,call (800) 909-1989. (From
Boston, Massachusetts 02108-3913  overseas, call (617) 557-1755.)
(617) 557-8000                    For current prices and performance
                                  information, call (800) 861-3430.

--------------------------------------------------------------------------------
  This Prospectus describes the Institutional Shares ("Institutional Shares" or "Shares") offered by the Excelsior Institutional International Equity Fund (the "Fund") of Excelsior Institutional Trust (the "Trust"), an open-end management investment company. The Fund also offers an additional class of shares ("Trust Shares") which are offered under a separate prospectus.

  This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Informa-tion bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

  The investment objective of the Fund is to provide long-term capital appreci-ation through investment in a diversified portfolio of marketable foreign secu-rities.

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the Fund's investment adviser. U.S. Trust, N.A. has delegated the daily management of the Fund's se-curity holdings to Harding, Loevner Management, L.P. (the "Sub-Adviser"), act-ing as sub-adviser.

  U.S. Trust, N.A. and the Sub-Adviser are referred to collectively as the "in-vestment managers." For more information on the investment managers, please re-fer below to the section entitled "Management of the Trust--Investment Manag-ers."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, U.S. TRUST COMPANY, N.A., ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUP-PORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGEN-CY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus dated August 1, 1998

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of expenses relating to purchases and sales of Institutional Shares of the Fund, and the aggregate annual operat-ing expenses for Institutional Shares of the Fund, as a percentage of the Fund's average net assets, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Institutional Shares of the Fund.

  The table illustrates that investors in the Fund incur no shareholder trans-action expenses imposed by the Trust, although some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services in connection with purchases and redemptions of Fund Shares. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of the Fund are subject to the oper-ating expenses set forth below. Expenses of the Fund are discussed below under "Management of the Trust."

                                 EXPENSE TABLE

                                                                   INTERNATIONAL
                                                                      EQUITY
                                                                       FUND
                                                                   -------------
SHAREHOLDER TRANSACTION EXPENSES(/1/)
Front-End Sales Load Imposed on Purchases.........................     None
Sales Load Imposed on Reinvested Dividends........................     None
Deferred Sales Load...............................................     None
Redemption Fees...................................................     None
Exchange Fees.....................................................     None
ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)(/1/)............................     0.50%
12b-1 Fees........................................................     None
Other Operating Expenses
Administration Fees (after fee waivers)(/1/)......................     0.17
  Administrative Servicing Fees(/1/)..............................     0.00
  Other Expenses..................................................     0.23
                                                                       ----
    Total Other Operating Expenses................................     0.40
                                                                       ----
Total Fund Operating Expenses (after fee waivers)(/1/)............     0.90%
                                                                       ====

Example: Investors would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
International Equity Fund.......................   $9     $29     $50     $111

--------
(1) The investment adviser and administrators have agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, the investment adviser and administrators intend to voluntarily waive fees in an amount equal to the administrative servicing fees and to further waive fees and reimburse expenses during the remainder of the current fis-cal year as necessary to maintain the Fund's total operating expenses at the level set forth in the table. Institutional investors may enter into an asset management services agreement with U.S. Trust, N.A. and its af-filiates pursuant to which the investor may agree to pay annual fees cal-culated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for in-vestment and other cash management services. See "How to Purchase, Ex-change and Redeem Shares" below. Accordingly, the example does not reflect an amount for any such fees paid directly to U.S. Trust, N.A. and its af-filiates by an institutional investor or to a Shareholder Organization by its customers.

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of the Fund will bear directly or indirectly. The expense table sets forth advisory and other expenses payable with respect to Institutional Shares of the Fund for the fiscal year ended March 31, 1998. The expense table and example reflect voluntary undertakings by U.S. Trust, N.A. and/or its affiliates and the ad-ministrators to waive certain fees and reimburse the Trust for certain ex-penses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortization of organizational ex-penses but exclusive of taxes, interest, brokerage commissions and extraordi-nary expenses) of the Fund will be as shown above. Without such fee waivers and expense reimbursements: (a) "Advisory Fees" would equal 1.00% of the Fund's average daily net assets; (b) "Administration Fees" would equal 0.20% of the Fund's average daily net assets; and (c) "Total Fund Operating Ex-penses" would equal 1.43% of the Fund's average daily net assets. For more in-formation with respect to the expenses of the Fund, see "Management of the Trust." Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing ex-penses.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for an Institutional Share out-standing throughout each period and other performance information derived from the financial statements included in the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "Financial Statements"). The in-formation contained in the Financial Highlights for each period has been au-dited by Ernst & Young LLP, the Trust's independent auditors. The following table should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained from the Trust without charge by calling the number on the front cover of this Prospectus.

  The Fund offers two separate classes of shares--Institutional Shares and Trust Shares. Institutional Shares and Trust Shares represent equal pro rata interests in the Fund, except that Trust Shares bear the additional expense of distribution fees. See "Description of Shares, Voting Rights and Liabilities."

                           INTERNATIONAL EQUITY FUND

                                          TEN MONTHS                JANUARY 24,
                               YEAR ENDED   ENDED        YEAR ENDED 1995(B) TO
                               MARCH 31,  MARCH 31,       MAY 31,     MAY 31,
                                  1998     1997(A)          1996       1995
                               ---------- ----------     ---------- -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  9.03    $  8.99        $  7.88     $ 7.00
                                -------    -------        -------     ------
INVESTMENT OPERATIONS:
  Net investment income.......     0.09       0.01           0.09       0.08
  Net realized and unrealized
   gain (loss)................     0.79       0.21           1.20       0.80
                                -------    -------        -------     ------
    TOTAL FROM INVESTMENT OP-
     ERATIONS.................     0.88       0.22           1.29       0.88
                                -------    -------        -------     ------
DISTRIBUTIONS:
  From net investment income..    (0.07)     (0.06)         (0.12)      0.00
  In excess of net investment
   income.....................    (0.02)     (0.03)          0.00       0.00
  From net realized gains.....    (0.15)     (0.09)         (0.06)      0.00
                                -------    -------        -------     ------
    TOTAL DISTRIBUTIONS.......    (0.24)     (0.18)         (0.18)      0.00
                                -------    -------        -------     ------
NET ASSET VALUE, END OF PERI-
 OD...........................  $  9.67    $  9.03        $  8.99     $ 7.88
                                =======    =======        =======     ======
TOTAL RETURN..................     9.90%      2.41%(c)      16.58%     12.57%(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net
 Assets(e)
  Expenses....................     0.90%      0.90%(d)       0.60%      0.25%(d)
  Net Investment Income.......     1.05%      0.45%(d)       1.71%      3.47%(d)
Portfolio Turnover Rate.......       52%        45%(d)         19%         8%(d)
Average Commission Rate
 Paid(f)......................  $0.0260    $0.0293            N/A        N/A
Net Assets at End of Period
 (000's omitted)..............  $40,436    $38,470        $24,522     $8,804
---------------------------------------
 (a) The Fund changed its fiscal year end to March 31.
 (b) Commencement of Operations.
 (c) Not annualized.
 (d) Annualized
 (e) Reflects: the Fund's proportionate share of the expenses of the corresponding portfolio of the St. James Portfolios (the "Portfolio
     Series") in which it had invested its investable assets prior to
     December 18, 1995; voluntary fee waivers and reimbursements, if any, by agents of the Portfolio Series; and voluntary fee waivers and expense reimbursements, if any, by the investment adviser and administrators. If the voluntary waivers and expense reimbursements had not been in place, the ratios of expenses and net investment income to average net assets would have been as follows.
    Expenses..................     1.43%      1.49%(d)       2.05%      3.32%(d)
    Net Investment Income
     (Loss)...................     0.52%     (0.14)%(d)      0.26%      0.40%(d)
 (f) Only required for fiscal years or periods beginning on or after
     September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

  Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Fund established as a series of the Trust, on April 27, 1994. Shares of the Fund are continuously sold to institu-tional investors.

  Unless otherwise stated, the investment objective, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental," i.e., the approval of the Fund's shareholders is not re-quired to change its investment objective or any of its investment policies and strategies. Any changes in the Fund's investment objective, policies or strategies could result in the Fund having an investment objective, policies and strategies different from those applicable at the time of a shareholder's investment in the Fund.

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to provide long-term capital appre-ciation through investment in a diversified portfolio of marketable foreign securities. The Fund seeks to achieve this investment objective by investing primarily in foreign equity securities of issuers that the Sub-Adviser be-lieves to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advantages.

  The following is a discussion of the various investment policies and strate-gies employed by the Fund. Additional information about the investment poli-cies and strategies of the Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of the Fund will be achieved.

INVESTMENT POLICIES

  When evaluating foreign securities, the Sub-Adviser will seek to identify superior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute re-turns. The Sub-Adviser's investment criteria therefore include both growth and value considerations. Growth stocks are those that the Sub-Adviser believes have the potential for above-average growth in earnings. Value stocks are those that the Sub-Adviser believes are undervalued by the market based on the investment managers' assessment of the companies' current value and future earnings prospects.

  In determining investment strategy and allocating investments, the Sub-Ad-viser will continuously analyze a broad range of international equity securi-ties. Country and sector portfolio weightings are expected to reflect the re-sults of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Fund generally will sell securities if the Sub-Adviser believes that such securities have become sub-stantially overvalued relative to alternative investments or if the Sub-Ad-viser believes that there is an unfavorable change in the issuer's long-term business forecast.

  The Fund's investments generally will be diversified among geographic re-gions and countries. While there are no prescribed limits on geographic dis-tributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign coun-tries. The Sub-Adviser expects that the Fund's assets ordinarily will be in-vested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capitalize on investment opportunities emerging in other parts of the world. In purchasing foreign equity securities, the Fund will look generally to large and small companies in mature foreign markets as well as well-estab-lished companies in emerging markets. Under unusual economic and market condi-tions, the Fund may restrict the securities markets in which its assets are invested.

  Under normal market and economic conditions, at least 75% of the Fund's as-sets will be invested in foreign equity securities. For cash management pur-poses, the Fund may invest up to 25% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. The Fund also may invest with-out limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the Sub-Adviser for temporary de-fensive purposes in response to unusual market and economic conditions. See "Additional Investment Strategies and Techniques; Risk Factors--Short-Term In-struments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Factors," the Fund also may purchase shares of other investment companies and may engage in other investment practices, in-cluding repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

  Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States ("foreign issuers") and shares of U.S.-registered investment companies that invest pri-marily in foreign securities. The Fund may also purchase when-issued securi-ties otherwise eligible for purchase by the Fund.

  Convertible debt securities purchased by the Fund will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rat-ings Services ("S&P") if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least Baa from Moody's or BBB from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in qual-ity to securities rated investment grade by the investment managers under the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capac-ity to make interest and principal payments than is the case with higher grade bonds.

  The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce div-idends or interest income, and the Fund can look only to price appreciation for a return on such investments.

  The relative performance of foreign currencies is an important element in the Fund's performance. Although the Sub-Adviser does not expect to hedge for-eign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging techniques that may be employed by the Sub-Adviser are described below in "Ad-ditional Investment Strategies and Techniques; Risk Factors--Foreign Currency Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

  The Fund is designed for investors who desire to achieve international di-versification of their investments by participating in foreign securities mar-kets. Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to pro-vide investors with a means of speculating on short-term stock market move-ments. Because international investments generally involve risks in addition to those associated with investments in the United

States, the Fund should be considered only as a vehicle for international di-versification and not a complete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign in-vestments. These risks are discussed below under "Additional Investment Strat-egies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

  The Fund may utilize the investment strategies and techniques described be-low.

  U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FNMA are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instru-mentality; other securities are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For ad-ditional information on U.S. Government securities, see the Statement of Addi-tional Information.

  DEBT SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in invest-ment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt secu-rities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are re-corded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. "When-issued" securities and "forward commitments" may be sold prior to the settlement date, but the Fund will enter into "when-issued" and "forward commitments" only with the inten-tion of actually receiving or delivering the securities, as the case may be. However, the Fund may dispose of a commitment prior to settlement if the in-vestment managers deem it appropriate to do so. In addition, the Fund may en-ter into transactions to sell such purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments. At the time the Fund enters into a transaction on a "when-issued" or "forward commitment" basis, a segregated ac-count consisting of liquid assets equal to the value of the "when-issued" or "forward commitment" securities will be established and maintained. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

  REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transac-tions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Trustees of the Trust. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collat-eralized loan of money by the Fund to the seller. The Fund always receives se-curities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and cer-tain other investments which may be considered illiquid are limited. See "Il-liquid Investments; Privately Placed and Other Unregistered Securities" below.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption re-quests, and not for leverage. The Fund may also agree to sell portfolio secu-rities to financial institutions such as banks and broker-dealers and to re-purchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrow-ing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agree-ments involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

  INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt secu-rities and which determine their net asset value per share based on the amor-tized cost or penny-rounding method. The Fund may also purchase shares of in-vestment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securi-ties of issuers located in one foreign country. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own op-erations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the total assets of the Fund may be invested in the securities of any one investment company.

  FOREIGN INVESTMENTS. In accordance with its investment objective and poli-cies, the Fund will invest in common stocks of foreign corporations, and the Fund may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in foreign securities.

  All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

  Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of the Fund's securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of pay-ments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

  While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable invest-ments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect the Fund's liquidity.

  The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

  The Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European De-pository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other sim-ilar instruments. ADRs typically are issued by an American bank or trust com-pany and evidence ownership of underlying securities issued by a foreign cor-poration. EDRs, which are sometimes referred to as Continental Depository Re-ceipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

  Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with its investment objective and policies, the Fund will buy and sell securities (and receive in-terest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, the Fund may enter from time to time into foreign currency exchange transactions. The Fund will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency ex-change market, or use forward contracts to purchase or sell foreign curren-cies. The cost of the Fund's spot currency exchange transactions will gener-ally be the difference between the bid and offer spot rate of the currency be-ing purchased or sold.

  A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-change contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign cur-rency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will not enter into forward contracts for speculative purposes. Neither spot trans-actions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or pre-vent loss if the prices of these securities should decline.

  The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward con-tract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the investment managers expect the foreign currency purchased to appreciate against the U.S. dollar.

  Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctua-tions in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execu-tion of a hedging strategy is highly uncertain.

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new cur-rency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Fund.

  FUTURES CONTRACTS AND OPTIONS. The Fund may purchase put and call options on securities, indices of securities and futures contracts. The Fund may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Fund may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

  The Fund may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) purchase put and call options on futures contracts on securities and indices of securities. In addition, the Fund may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities.

  The Fund may use options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and poli-cies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these techniques by the Fund may reduce certain risks associated with owning its portfolio se-curities, these investments entail certain other risks. If the Fund's invest-ment managers apply a strategy at an inappropriate time or judge market condi-tions or trends incorrectly, options and futures strategies may cause the Fund to experience losses which are potentially unlimited. Certain strategies limit the Fund's potential to realize gains as well as limit its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addi-tion, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Addi-tional Information.

  The Fund may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets, and (ii) the aggregate margin deposits re-quired on all such futures and premiums on options thereon held at any time do not exceed 5% of the Fund's total assets. The Fund may also be subject to cer-tain limitations pursuant to the regulations of the Commodity Futures Trading Commission. The Fund currently has no intention of purchasing futures con-tracts or investing in put and call options on securities, indices of securi-ties, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

  ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approxi-mately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

  Acquisitions of illiquid investments by the Fund are subject to the follow-ing non-fundamental policies. The Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trust-ees. The Trustees of the Trust will monitor the implementation of these guide-lines on a periodic basis. Because Rule 144A is relatively new, it is not pos-sible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiq-uid after being purchased, increasing the level of illiquidity of the Fund. As a result, the

Fund might not be able to sell these securities when the investment managers wish to do so, or might have to sell them at less than fair value.

  SHORT-TERM INSTRUMENTS. The Fund may invest in short-term income securities in accordance with its investment objective and policies as described above. The Fund may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. In ad-verse market conditions and for temporary defensive purposes only, the Fund may temporarily invest its assets without limitation in short-term invest-ments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-referenced securities; and cash and bank instruments denominated in foreign currencies. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corpora-tions. The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3 (a) (3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commer-cial paper is conducted primarily by institutional investors through invest-ment dealers, and individual investor participation in the commercial paper market is very limited.

  The Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such in-struments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-nego-tiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Fund may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

  The Fund will limit its short-term investments to those U.S. dollar-denomi-nated instruments which are determined by or on behalf of the Board of Trust-ees of the Trust to present minimal credit risks and which are of "high quali-ty" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the investment managers under the supervision of the Board of Trustees of the Trust. The Fund may invest in obligations of banks which at the date of investment have capital surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from in-vestments in instruments with a lower quality or longer term.

  SECURITIES LENDING. The Fund may seek to increase its income by lending se-curities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of the Fund's total as-sets. In connection with such loans, the Fund will receive collateral consist-ing of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collat-eral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of any such collateral consisting of cash. The Fund continues to be entitled to payments in amounts equal to the interest or divi-dends payable on the loaned security, and in addition, if the collateral re-ceived is other than cash, receives a fee based on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  SHORT SALES "AGAINST THE BOX." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the iden-tical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security con-vertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

  CERTAIN OTHER OBLIGATIONS. Consistent with its investment objective, poli-cies and restrictions, the Fund may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instru-ments that may be created in the future, upon the Trust supplementing this Prospectus, the Fund may invest in obligations other than those listed previ-ously, provided such investments are consistent with the Fund's investment ob-jective, policies and restrictions.

  DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that in-corporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

  Derivative contracts and securities can be used to reduce or increase the volatility of the Fund's total performance. While the response of certain de-rivative contracts and securities to market changes may differ from tradi-tional investments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable sections above. To the extent that the Fund invests in securities that could be charac-terized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its in-vestment objective, policies and limitations.

  PORTFOLIO TURNOVER RATE. Although the Fund generally seeks to invest for the long term, it may sell securities irrespective of how long such securities have been held. The Fund may sell a portfolio investment immediately after its acquisition if the investment managers believe that such a disposition is con-sistent with the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportu-nity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover may involve correspondingly greater bro-kerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of the Fund. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distribu-tions resulting from such gains are considered ordinary income for Federal in-come tax purposes. See "Tax Matters" below.

  YEAR 2000. Like other investment companies, financial and business organiza-tions and individuals around the world, the Fund could be affected adversely if the computer systems used by the investment managers and the Fund's other service providers do not properly process and calculate date-related informa-tion and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Fund's other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

                                     * * *

  As a diversified investment company, 75% of the assets of the Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita-tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one in-dustry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval. For purposes of these policies and limi-tations, the Fund considers certificates of deposit and demand and time depos-its issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

  The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of the Fund. Fundamental investment restrictions may not be changed without the approval of the Fund's shareholders. If a percentage re-striction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of the policy.

  The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to the Fund's shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of the Fund will be achieved. See "Investment Objec-tives, Policies and Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of the Fund that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Except as stated otherwise, the Fund's investment objective, policies, strategies and restrictions described herein and in the Statement of Addi-tional Information are non-fundamental.

                               PRICING OF SHARES

  The net asset value of the Fund is determined and the Shares of the Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for the Fund are determined on each day both the NYSE is open for trading and the Fund is open for business ("Business Day"). Currently, the days on which the Fund is closed (other than weekends) are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memo-rial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiv-ing Day and Christmas. The Fund's net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all secu-rities and other assets allocable to its Shares, less the liabilities alloca-ble to its Shares, by the number of its outstanding Shares.

  Assets in the Fund which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Fund which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in the Fund for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

  Securities of the Fund which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem the Fund's Shares. The administrators have undertaken to price the securities held by the Fund, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by the investment managers and the administrators under the general su-pervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

  Shares of the Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), or another entity on behalf of the Trust, and received by the distributor, Edge-wood Services, Inc. (the "Distributor"), in good order. There is no minimum amount for initial or subsequent investments. Purchase orders for Shares re-ceived prior to the close of regular trading on the NYSE on any day that the Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received in good order after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see "Purchase Procedures" below).

  Shares of the Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares. Third party checks will not be accepted as payment for Fund Shares.

PURCHASE PROCEDURES

  Shares may be purchased directly only by institutional investors ("Institu-tional Investors"). An Institutional Investor (a "Shareholder Organization") that has entered into an agreement with the Trust may elect to hold of record Shares for its customers ("Customers") and to record beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distribu-tor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organiza-tion. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and re-demption orders with the Fund, CGFSC will send confirmations of such transac-tions and periodic account statements directly to the shareholders of record. Shares in the Fund bear the expense of fees payable to Shareholder Organiza-tions for such services. See "Management of the Trust--Shareholder Organiza-tions." Certificates will not be issued for Shares.

  Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's ac-count fees for automatic investment and other cash management services provid-ed. Customers should contact their Shareholder Organization directly for fur-ther information.

Purchases by Wire

  Institutional Investors may purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an investor must tele-phone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Institutional Trust
   Credit DDA #910-2-733046
   [Account Registration]
   [Account Number]
   [Wire Control Number]

  Purchases of Shares by Federal funds wire will be effected at the net asset value per Share next determined after receipt of the purchase order in good form, provided that the Federal funds wire has been received by the Fund's custodian on that Business Day. Purchase orders received after 4:00 p.m. (Eastern time) in good order will be effected at the net asset value next de-termined even if the Fund received Federal funds on that day.

  Investors making initial investments by wire must promptly complete the ap-plication accompanying this Prospectus and forward it to CGFSC. No account ap-plication is required for subsequent purchases. Completed applications should be directed to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  The application may also be sent via facsimile. Please contact CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete in-structions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above in-structions.

Purchases by Telephone

  Institutional Investors may place a purchase order by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by tele-phone will be effected at the net asset value per Share next determined after receipt of the purchase order in good order.

  By utilizing the telephone purchase option, the Institutional Investor au-thorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTIONS. ACCORDINGLY, INSTITUTIONAL INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EM-PLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELE-PHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC IN-STRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDEN-TIFICATION.

  This option may be modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organiza-tions may charge their Customers fees. Customers should contact their Share-holder Organizations directly for further information.

REDEMPTION OF SHARES

  Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value per Share next determined after proper receipt in good form of an order for redemption. Proceeds from redemption orders re-ceived by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

  It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered to be in proper form. In some cases, additional documentation may be requested.

  Investment return and principal value of an investment in the Fund will fluctuate, so that the value of Shares redeemed may be more or less than the shareholder's cost. Redemptions of Shares are taxable events on which a share-holder may realize a gain or loss.

REDEMPTION PROCEDURES

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with the procedures governing their accounts at their Shareholder Organization. It is the respon-sibility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis.

  Customers redeeming Shares through certain Shareholder Organizations or cer-tified financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organiza-tions for further information on transaction fees.

  Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

  If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connec-tion with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

Redemption by Wire or Telephone

  Institutional Investors who maintain an account at CGFSC and have so indi-cated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the re-demption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring re-demption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption pro-ceeds, an Institutional Investor must send a written request to the Trust at the address listed below under "Redemption by Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone re-demption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORDINGLY, SHARE-HOLDERS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

Redemption by Mail

  Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

  A redemption request for an amount in excess of $50,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be ac-companied by signature guarantees from any eligible guarantor institution ap-proved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eli-gible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

  Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755).

Other Redemption Information

  Except as described in "Investor Programs" below, Institutional Investors may be required to redeem Shares in the Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Share-holder Organization to maintain a minimum balance with respect to Shares of the Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Shares of the Fund may be exchanged without payment of any exchange fee for Institutional Shares of the Trust's other portfolios and for shares of the In-stitutional Money Fund of Excelsior Funds at their net asset value, provided that such shares may legally be sold in the state of the investor's residence. The Institutional Money Fund is a money market fund which seeks to provide shareholders with liquidity and as high a level of current income as is consis-tent with the preservation of capital.

  The Trust currently offers 6 additional portfolios as follows:

    Excelsior Institutional Equity Fund, a fund seeking to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their se-curities;

    Excelsior Institutional Value Equity Fund, a fund seeking to provide long-term capital appreciation by investing in a diversified portfolio of equity securities whose market value, in the opinion of its investment ad-viser, appears to be undervalued relative to the marketplace;

    Excelsior Institutional Optimum Growth Fund, a fund seeking to provide superior, risk-adjusted total return by investing in a diversified portfo-lio of equity securities, whose growth prospects, in the opinion of its in-vestment adviser, appear to exceed that of the overall market;

    Excelsior Institutional Balanced Fund, a fund seeking to provide a high total return by investing in a diversified portfolio of equity and fixed income securities;

    Excelsior Institutional Income Fund, a fund seeking to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments; and

    Excelsior Institutional Total Return Bond Fund, a fund seeking to maxi-mize the total rate of return consistent with moderate risk of capital and maintenance of liquidity by investing principally in a broad range of in-vestment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

  An exchange involves a redemption of all or a portion of the Shares in the Fund and the investment of the redemption proceeds in shares of another port-folio of the Trust or Excelsior Funds. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  An exchange of shares is treated for Federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in con-nection with the exchange. Shareholders exchanging Shares of the Fund for shares of another portfolio should carefully review the prospectus relating to the acquired shares prior to making an exchange.

  The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Share-holder Organizations may charge their Customers fees. Customers should contact their Shareholder Organizations directly for further information.

  Exchanges by Telephone. For Institutional Investors who have previously se-lected the telephone exchange option, an exchange order may be placed by call-ing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). By establishing the telephone exchange option, the Institutional Investor autho-rizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, EXCELSIOR FUNDS, CGFSC AND THE DISTRIBUTOR ARE NOT RE-SPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE TRUST AND EXCELSIOR FUNDS WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

  During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Institutional Investor is unable to con-tact CGFSC by telephone, the Institutional Investor may also deliver the ex-change request to CGFSC in writing at the address noted above under "Redemp-tion by Mail."

RETIREMENT PLANS

  Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by U.S. Trust, N.A. and its affiliates:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

  Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum invest-ment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may pur-chase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

  Each year the Trust intends to qualify the Fund and elect that the Fund be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets all in-come, distribution and diversification requirements of the Code, and distrib-utes all of its net investment income and net realized capital gains to share-holders in accordance with the timing requirements imposed by the Code, no Fed-eral income or excise taxes will be required to be paid from the Fund, although foreign-source income of the Fund may be subject to foreign withholding taxes. If the Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its investment company taxable income and the Fund's distributions would also generally be taxable as ordinary dividend income to shareholders.

  To satisfy various requirements in the Code, the Fund expects to distribute virtually all of its net income each year. Shareholders of the Fund normally will have to pay Federal income taxes and any state or local taxes on the divi-dends and net capital gain distributions, if any, they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capi-tal gains are taxable to shareholders as ordinary income for Federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to sharehold-ers will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of the Fund.

  In the case of corporate shareholders, distributions (other than capital gain dividends) will qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for tax purposes to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

  At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis re-duction), and the amount of dividends (if any) which may qualify for the divi-dends-received deduction for corporations.

  In general, any gain or loss realized upon a taxable disposition of Shares of the Fund by a shareholder who holds such Shares as a capital asset will be treated as long-term or short-term capital gain or loss, depending on the shareholder's holding period for the Shares. However, any loss realized upon a redemption of Shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

  If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund. Shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be re-quired to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for Federal income tax purposes.

  The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

  Under current law, neither the Trust, as a Delaware business trust, nor the Fund are liable for any income or franchise tax in the State of Delaware as long as the Fund continues to qualify as a "regulated investment company" un-der the Code.

  The foregoing discussion is intended for general information only. Investors should consult with their own tax advisors as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state and local laws.

                            MANAGEMENT OF THE TRUST

  The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The Trustees decide upon matters of general policy and re-view the actions of service providers such as the investment managers, the ad-ministrators, the Distributor and others.

INVESTMENT MANAGERS

  U.S. Trust Company, N.A. ("U.S. Trust, N.A. ") serves as investment adviser to the Fund. U.S. Trust, N.A., which has its principal offices at 515 South Flower Street, Los Angeles, California 90071, is a national bank and a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust, N.A. provides its investment advisory services to the Fund primar-ily through its branch office in Portland, Oregon.

  U.S. Trust, N.A. has delegated the daily management of the investment port-folio of the Fund to Harding, Loevner Management, L.P. ("Harding Loevner" or the "Sub-Adviser"), acting as sub-adviser.

  Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust, N.A. provides general supervision over the investment man-agement functions performed by the Sub-Adviser. U.S. Trust, N.A. monitors the Sub-Adviser's application of the Fund's investment policies and strategies, and regularly evaluates the Sub-Adviser's investment results and trading prac-tices.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement, U.S. Trust, N.A. is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

  Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the Fund pursuant to an advi-sory agreement substantially similar to the Investment Advisory Agreement cur-rently in effect for the Fund. For the fiscal year ended March 31, 1998, U.S. Trust Pacific received an advisory fee at the effective annual rate of 0.50% of the Fund's average daily net assets. For the same period, U.S. Trust Pa-cific waived advisory fees at the effective annual rate of 0.50% of the Fund's average daily net assets.

  From time to time, U.S. Trust, N.A. may voluntarily waive all or a portion of the advisory fees payable to it by the Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organizations" for ad-ditional information on fee waivers.

  Pursuant to a sub-advisory agreement, the Sub-Adviser makes the day-to-day investment decisions and portfolio selections for the Fund, consistent with the general guidelines and policies established by U.S. Trust, N.A. and the Board of Trustees of the Trust. For the investment management services it pro-vides to the Fund, the Sub-Adviser is compensated only by U.S. Trust, N.A., and receives no fees directly from the Trust. For its services, the Sub-Ad-viser is entitled to receive from U.S. Trust, N.A. fees at a maximum annual rate equal to 0.50% of the Fund's average daily net assets. The Sub-Adviser has agreed to waive a portion of its sub-advisory fees with respect to the Fund, which waiver may be terminated at any time. The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. For the fiscal year ended March 31, 1998, Harding Loevner received sub-advisory fees at the effective annual rate of 0.50% of the Fund's average daily net assets.

  Harding Loevner maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1998, Harding Loevner had approxi-mately $1.67 billion in assets under management. All investment management de-cisions of Harding Loevner are made by an investment group and not by portfo-lio managers individually.

                                     * * *

  In executing portfolio transactions for the Fund, the investment managers may use affiliated brokers in accordance with the requirements of the 1940 Act. The investment managers may also take into account the sale of the Trust's shares in allocating brokerage transactions.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Company of Connecti-cut ("U.S. Trust Connecticut") serve as the Fund's administrators (the "Admin-istrators") and provide it with general administrative and operational assis-tance. The Administrators also serve as administrators of the Trust's other portfolios and all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are advised by affiliates of U.S. Trust, N.A. and distributed by the Distributor. For the services provided to the Fund, the Administrators are jointly entitled to an annual fee, computed daily and paid monthly, at the annual rate of 0.20% of the Fund's average daily net assets. From time to time, the Administrators may voluntarily waive all or a portion of the administration fees payable to them by the Fund, which waivers may be terminated at any time. See "Management of the Trust--Shareholder Organiza-tions" for additional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and United States Trust Company of New York ("U.S. Trust New York" and collectively with U.S. Trust Connecticut, "U.S. Trust") served as the Trust's administrators pursuant to an administration agreement substantially similar to the adminis-tration agreement currently in effect for the Trust. For the fiscal year ended March 31, 1998, CGFSC, Federated Administrative Services and U.S. Trust re-ceived an aggregate administration fee at the effective annual rate of 0.17% of the Fund's average daily net assets, and waived administration fees at the effective annual rate of 0.03% of the Fund's average daily net assets. U.S. Trust Connecticut and U.S. Trust New York are wholly-owned subsidiaries of U.S. Trust Corporation.

DISTRIBUTOR

  Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distrib-utor"), 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, Inc., is unaffiliated with U.S. Trust, N.A. or any of its affiliates.

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the as-sets of the Fund.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Fund or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Fund. Such payments will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

SHAREHOLDER ORGANIZATIONS

  As described above under "Purchase Procedures," the Trust may enter into agreements with certain Shareholder Organizations--firms that provide servic-es, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, the Fund will pay the Shareholder Organization an administrative service fee up to the an-nual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and re-ceiving funds in connection with Customer orders to purchase, exchange or re-deem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, U.S. Trust, U.S. Trust, N.A. and the Administrators have voluntarily agreed to waive fees payable by the Fund in an aggregate amount equal to administrative service fees payable by the Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Fund, providing transfer agency, dividend disbursement and reg-istrar services. CGFSC is a corporate affiliate of Chase.

EXPENSES

  The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the investment adviser and Administra-tors, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance pre-miums; and expenses of calculating the net asset value of, and the net income on, Shares of the Fund.

  Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to share-holders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Com-pany Institute allocable to the Trust.

  Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust, N.A. from engaging in the business of underwriting securities of open-end investment companies such as the Trust. U.S. Trust, N.A. believes that the investment advisory services performed by U.S. Trust, N.A. under the Advisory Agreement with the Trust and the activities performed by U.S. Trust Connecti-cut as one of the administrators for the Fund do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S. Trust, N.A. believes that the combination of individually permissible activities is consistent with the Glass-Steagall Act and other Federal or state legal and regulatory precedent. There is presently no con-trolling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant Fed-eral law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either Federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from contin-uing to perform all or part of its servicing or investment management activi-ties. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for con-tinuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The investment managers do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

  Certain Relationships and Activities. U.S. Trust, N.A. and its affiliates may have deposit, loan and other commercial banking relationships with the is-suers of securities which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust, N.A. has informed the Trust that, in making investment decisions, it does not obtain or use ma-terial inside information in its possession or in the possession of any of its affiliates. In making investment recommendations, U.S. Trust, N.A. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of U.S. Trust, N.A., its par-ent, subsidiaries or affiliates. When dealing with its customers, U.S. Trust, N.A., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund man-aged by U.S. Trust, N.A. or any of its affiliates.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Dividends equal to all or substantially all of the Fund's net investment in-come will be declared and paid at least once a year.

  Long-term capital gains, if any, for the Fund will be distributed once a year, usually in December, if the Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during the Fund's fiscal year will also be distributed during such year. The Fund's net income for dividend purposes consists of (i) all accrued income, whether tax-able or tax-exempt, plus discount earned on the Fund's assets, less (ii) amor-tization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one of the Trust's portfolios (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each class of each portfolio on the basis of its relative net assets. The Fund's net income available for distribution to the holders of Institutional Shares will be reduced by the amount of any other expenses allo-cated to such class. Dividends and distributions will reduce the net asset value of the Fund by the amount of the dividend or distribution.

  Additional distributions will also be made to shareholders to the extent necessary to avoid the application of non-deductible Federal excise taxes on certain undistributed income and net capital gains of mutual funds.

  Investors will receive dividends and distributions in additional Shares of the Fund, unless they have requested in writing (received by CGFSC prior to the payment date) to receive dividends and distributions in cash.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of the Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the par-ticular series only and no other series. Currently, the Trust has seven active series. In addition to the Fund, the active series include: Excelsior Institu-tional Equity Fund, Excelsior Institutional Value Equity Fund, Excelsior In-stitutional Optimum Growth Fund, Excelsior Institutional Balanced Fund, Excel-sior Institutional Income Fund and Excelsior Institutional Total Return Bond Fund. Institutional Shares of these Funds are offered under a separate pro-spectus.

  The shares of the International Equity, Value Equity, Optimum Growth and Balanced Funds are classified into two separate classes of shares representing Institutional Shares and Trust Shares. Trust Shares have different expenses than Institutional Shares which may affect performance. Trust Shares of these Funds are offered under separate prospectuses.

  Each share (irrespective of class designation) of the Fund represents an in-terest in the Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on mat-ters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liqui-dation or dissolution of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trust-ees, officers, employees and agents, covering possible tort and other liabili-ties. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

  Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

  As of July 8, 1998, U.S. Trust, N.A. and its affiliates held of record sub-stantially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

  For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Institutional Shares of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Perfor-mance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mu-tual funds or investment or savings vehicles. The Fund's investment results as used in such communications are calculated on a "total rate of return" basis in the manner set forth below.

  The Trust provides period and annualized "total rates of return" and non-standardized total return data for Shares of the Fund. The "total rate of re-turn" refers to the change in the value of an investment in Shares of the Fund over a stated period which reflects any change in net asset value per Share and includes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one- year period, and that all dividends and capital gains distributions are reinvested in Fund Shares. See "Performance Information" in the Statement of Additional Information. These methods of calculating "total rate of return" are determined by regulations of the SEC.

  Since the total rate of return quotations for the Fund's Shares are based on historical earnings and since such total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of the Fund. Shareholders should remember that perfor-mance is generally a function of the kind and quality of the instruments held in the Fund, Fund maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to Institutional Investors for asset management and re-lated services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Ana-lytical Services, Inc.

                                 MISCELLANEOUS

  Shareholders of record will receive unaudited semiannual reports and annual reports audited by the Fund's independent auditors.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services
  Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application your check made payable to the "Excel-sior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application.

    If the shares are registered in the name of:
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).
  * A corporate resolution or appropriate certificate may be required.

TAXPAYER IDENTIFICATION NUMBER:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your shareholder servicing agent.

     PROSPECTUS                                          AUGUST 1, 1998

                                LOGO EXCELSIOR
                                     INSTITUTIONAL TRUST

             EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

                             TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     SUMMARY OF EXPENSES...................................................   2
     FINANCIAL HIGHLIGHTS..................................................   4
     INVESTMENT OBJECTIVE AND POLICIES.....................................   5
     PRICING OF SHARES.....................................................  14
     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...........................  15
     INVESTOR PROGRAMS.....................................................  19
     TAX MATTERS...........................................................  21
     MANAGEMENT OF THE TRUST...............................................  22
     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............................  25
     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..................  26
     PERFORMANCE INFORMATION...............................................  27
     MISCELLANEOUS.........................................................  27
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  28

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITU-TIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EITIEQ898

                             CROSS-REFERENCE SHEET
                             ---------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                             (Trust Shares of the
                           International Equity Fund)



FORM N-1A, PART A, ITEM                                   Prospectus Caption
------------------------                                  ------------------

1.   COVER PAGE                                           Cover Page

2.   SYNOPSIS                                             Summary of Expenses

3.   CONDENSED FINANCIAL INFORMATION                      Financial Highlights

4.   GENERAL DESCRIPTION OF REGISTRANT                    Cover Page;
                                                          Investment Objectives
                                                          and Policies

5.   MANAGEMENT OF THE FUND                               Management of the Trust

5A.  MANAGEMENT'S DISCUSSION
      OF FUND PERFORMANCE                                 Not Applicable

6.   CAPITAL STOCK AND OTHER SECURITIES                   Cover Page;
                                                          Pricing of Shares;
                                                          How to Purchase, Exchange
                                                          and Redeem Shares;
                                                          Tax Matters;
                                                          Management of the Trust;
                                                          Dividends and Capital
                                                          Gains Distributions;
                                                          Description of Shares,
                                                          Voting Rights and Liabilities

7.   PURCHASE OF SECURITIES BEING OFFERED                 How to Purchase,
                                                          Exchange and Redeem Shares;
                                                          Investor Programs

8.   REDEMPTION OR REPURCHASE                             How to Purchase,
                                                          Exchange and Redeem Shares;
                                                          Investor Programs

9.   PENDING LEGAL PROCEEDINGS                            Not Applicable


                                          [LOGO OF EXCELSIOR FUNDS APPEARS HERE]

Excelsior Institutional International Equity Fund        Trust Shares
--------------------------------------------------------------------------------
Excelsior Institutional Trust     For initial purchase and existing account
73 Tremont Street                 information,call (800) 909-1989. (From
Boston, Massachusetts 02108-3913  overseas, call (617) 557-1755.)
(617) 557-8000                    For current prices and performance
                                  information, call (800) 861-3430.

--------------------------------------------------------------------------------

  This Prospectus describes the Trust Shares ("Trust Shares" or "Shares") of-fered by the Excelsior Institutional International Equity Fund (the "Fund") of Excelsior Institutional Trust (the "Trust"), an open-end management investment company. The Fund also offers an additional class of shares ("Institutional Shares") which are offered under a separate prospectus.

  The investment objective of the Fund is to provide long-term capital appreci-ation through investment in a diversified portfolio of marketable foreign secu-rities.

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the Fund's investment adviser. U.S. Trust, N.A. has delegated the daily management of the Fund's se-curity holdings to Harding, Loevner Management, L.P. (the "Sub-Adviser"), act-ing as sub-adviser.

  U.S. Trust, N.A. and the Sub-Adviser are referred to collectively as the "in-vestment managers." For more information on the investment managers, please re-fer below to the section entitled "Management of the Trust--Investment Manag-ers."

  This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information re-garding the Trust.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, U.S. TRUST COMPANY, N.A., ITS PARENT AND AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUP-PORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGEN-CY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus dated August 1, 1998

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

  The following table provides (i) a summary of estimated expenses relating to purchases and sales of Trust Shares of the Fund, and the estimated aggregate annual operating expenses for Trust Shares of the Fund, expressed as a percent-age of the Fund's average daily net assets, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Trust Shares of the Fund.

  The table illustrates that investors in the Fund incur no shareholder trans-action expenses imposed by the Trust, although some institutional investors ("Shareholder Organizations") may charge their customers account fees for in-vestment and other cash management services in connection with purchases and redemptions of Fund Shares. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Shares of the Fund are subject to the oper-ating expenses set forth below. Expenses of the Fund are discussed below under "Management of the Trust." There were no Trust Shares outstanding for the Fund during the fiscal year ended March 31, 1998.

                                 EXPENSE TABLE

                                                                   INTERNATIONAL
                                                                      EQUITY
                                                                       FUND
                                                                   -------------
SHAREHOLDER TRANSACTION EXPENSES/(1)/
Front-End Sales Load Imposed on Purchases.........................     None
Sales Load Imposed on Reinvested Dividends........................     None
Deferred Sales Load...............................................     None
Redemption Fees...................................................     None
Exchange Fees.....................................................     None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees (after fee waivers)/(1)/............................     0.50%
12b-1 Fees /(2)/..................................................     0.35
Other Operating Expenses
  Administration Fees (after fee waivers)/(1)/....................     0.17
  Administrative Servicing Fees/(1)/..............................     0.00
  Other Expenses..................................................     0.23
                                                                       ----
    Total Other Operating Expenses................................     0.40
                                                                       ----
Total Fund Operating Expenses (after fee waivers)/(1)/............     1.25%
                                                                       ====

Example: Investors would pay the following expenses on a $1,000 investment in Trust Shares, assuming (1) a 5% annual return and (2) redemption of the in-vestment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
International Equity Fund.......................   13      40      69     151

--------

(1) The investment adviser and administrators have agreed to waive certain fees, which waivers may be terminated at any time. Until further notice, each investment adviser and administrator intends to voluntarily waive fees in an amount equal to the administrative servicing fees and to fur-ther waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Fund's total operating expenses at the level set forth in the table. Institutional investors may enter into an asset management services agreement with U.S. Trust, N.A. and its affiliates pursuant to which the investor may agree to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for in-vestment and other cash management services. See "How to Purchase, Ex-change and Redeem Shares" below. Accordingly, the Expense Table and the Example do not reflect an amount for any such fees paid directly to U.S. Trust, N.A. and its affiliates by an institutional investor or to a Share-holder Organization by its customers.
(2) As a result of the payment of distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist investors in understanding the various costs and expenses that shareholders of the Fund will bear directly or indirectly. The expense table sets forth advisory and other expenses payable with respect to Institutional Shares of the Fund for the fiscal year ended March 31, 1998, as restated to reflect the expense of distribution fees borne by the Fund's Trust Shares. The expense table and ex-ample reflect voluntary undertakings by U.S. Trust, N.A. and/or its affiliates and the administrators to waive certain fees and reimburse the Trust for cer-tain expenses. After giving effect to such waivers and expense reimbursements, the aggregate operating expenses (including amortization of organizational ex-penses but exclusive of taxes, interest, brokerage commissions and extraordi-nary expenses) of the Fund will be as shown above. Without such fee waivers and expense reimbursements: (a) "Advisory Fees" would equal 1.00% of the Fund's average daily net assets; (b) "Administration Fees" would equal 0.20% of the Fund's average daily net assets; and (c) "Total Operating Expenses" would equal 1.78% of the Fund's average daily net assets. For more information with respect to the expenses of the Fund, see "Management of the Trust." Fee waivers and expense reimbursements are terminable at any time in the sole dis-cretion of the service providers waiving fees or reimbursing expenses.

                    INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

  Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Fund established as a series of the Trust, on April 27, 1994. Shares of the Fund are continuously sold to individ-uals and to institutional investors.

  Unless otherwise stated, the investment objective, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental," i.e., the approval of the Fund's shareholders is not re-quired to change its investment objective or any of its investment policies and strategies. Any changes in the Fund's investment objective, policies or strategies could result in the Fund having an investment objective, policies and strategies different from those applicable at the time of a shareholder's investment in the Fund.

INVESTMENT OBJECTIVE



  The investment objective of the Fund is to provide long-term capital appre-ciation through investment in a diversified portfolio of marketable foreign securities. The Fund seeks to achieve this investment objective by investing primarily in foreign equity securities of issuers that the Sub-Adviser be-lieves to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advantages.

  The following is a discussion of the various investment policies and strate-gies employed by the Fund. Additional information about the investment poli-cies and strategies of the Fund appears in the Statement of Additional Infor-mation. There can be no assurance that the investment objective of the Fund will be achieved.

INVESTMENT POLICIES

  When evaluating foreign securities, the Sub-Adviser will seek to identify superior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute re-turns. The Sub-Adviser's investment criteria therefore include both growth and value considerations. Growth stocks are those that the Sub-Adviser believes have the potential for above-average growth in earnings. Value stocks are those that the Sub-Adviser believes are undervalued by the market based on the investment managers' assessment of the companies' current value and future earnings prospects.

  In determining investment strategy and allocating investments, the Sub-Ad-viser will continuously analyze a broad range of international equity securi-ties. Country and sector portfolio weightings are expected to reflect the re-sults of a "bottom up" stock selection process, rather than the results of any "top down" country or sector allocation process. The Fund generally will sell securities if the Sub- Adviser believes that such securities have become sub-stantially overvalued relative to alternative investments or if the Sub-Ad-viser believes that there is an unfavorable change in the issuer's long-term business forecast.

  The Fund's investment generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distribu-tions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The Sub-Adviser expects that the Fund's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Fund also may invest, from time to time, in other regions, seeking to capital-ize on investment opportunities emerging in other parts of the world. In pur-chasing foreign equity securities, the Fund will look generally to large and small companies in mature foreign markets as well as well-established companies in emerging markets. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested.

  Under normal market and economic conditions, at least 75% of the Fund's as-sets will be invested in foreign equity securities. For cash management pur-poses, the Fund may invest up to 25% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. The Fund also may invest with-out limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the Sub-Adviser for temporary de-fensive purposes in response to unusual market and economic conditions. See "Additional Investment Strategies and Techniques: Risk Factors--Short-Term In-struments" below. To the extent described below under "Additional Investment Strategies and Techniques; Risk Factors," the Fund also may purchase shares of other investment companies and may engage in other investment practices, in-cluding repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

  Foreign equity securities purchased by the Fund may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States ("foreign issuers") and shares of U.S.-registered investment companies that invest pri-marily in foreign securities. The Fund may also purchase when-issued securi-ties otherwise eligible for purchase by the Fund.

  Convertible debt securities purchased by the Fund will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rat-ings Services ("S&P") if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least Baa from Moody's or BBB from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in qual-ity to securities rated investment grade by the investment managers under the supervision of the Board of Trustees of the Trust. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capac-ity to make interest and principal payments than is the case with higher grade bonds.

  The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most Fund transactions will be effected in the pri-mary trading market for the given security. The Fund also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce div-idends or interest income, and the Fund can look only to price appreciation for a return on such investments.

  The relative performance of foreign currencies is an important element in the Fund's performance. Although the Sub-Adviser does not expect to hedge for-eign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging techniques that may be employed by the Sub-Adviser are described below in "Ad-ditional Investment Strategies and Techniques; Risk Factors--Foreign Currency Exchange Transactions." Although such techniques may reduce the risk of loss to the Fund from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

  The Fund is designed for investors who desire to achieve international di-versification of their investments by participating in foreign securities mar-kets. Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to pro-vide investors with a means of speculating on short-term stock market move-ments. Because international investments generally involve risks in addition to those associated with investments in the United

States, the Fund should be considered only as a vehicle for international di-versification and not a complete investment program. Before investing in the Fund, investors should be familiar with the risks associated with foreign in-vestments. These risks are discussed below under "Additional Investment Strat-egies and Techniques; Risk Factors."

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

  The Fund may utilize the investment strategies and techniques described be-low.

  U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds gener-ally have initial maturities of greater than ten years. Some obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are sup-ported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal Na-tional Mortgage Association are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instru-mentality; other securities are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For ad-ditional information on U.S. Government securities, see the Statement of Addi-tional Information.

  DEBT SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in invest-ment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt secu-rities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain pe-riod of time.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securi-ties on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis in order to hedge against anticipated changes in inter-est rates and prices. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the gen-eral level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid assets equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the secu-rities may not be delivered and that the Fund may incur a loss.

  REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transac-tions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Trustees of the Trust. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is main-tained during the term of the agreement. If the seller defaults and the col-lateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the dis-position of collateral may be delayed or limited. Investments in certain re-purchase agreements and certain other investments which may be considered il-liquid are limited. See "Illiquid Investments; Privately Placed and Other Un-registered Securities" below.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption re-quests, but not for leverage. The Fund may also agree to sell portfolio secu-rities to financial institutions such as banks and broker-dealers and to re-purchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial ac-count cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse re-purchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

  INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt secu-rities and which determine their net asset value per share based on the amor-tized cost or penny-rounding method. The Fund may also purchase shares of in-vestment companies investing primarily in foreign securities, including so-called "country funds" which have portfolios consisting primarily of securi-ties of issuers located in one foreign country. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own op-erations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the total assets of the Fund may be invested in the securities of any one investment company.

  FOREIGN INVESTMENTS. In accordance with its investment objective and poli-cies, the Fund will invest in common stocks of foreign corporations, and the Fund may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in foreign securities.

  All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or sub-sidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Over-all, there may be limited publicly available information with respect to for-eign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available informa-tion may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and fi-nancial standards and requirements comparable to those applicable to U.S. com-panies.

  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by cred-its or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

  Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social condi-tions, diplomatic relations, confiscatory taxation, expropriation, national-ization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of the Fund's securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of pay-ments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

  While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable invest-ments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect the Fund's liquidity.

  The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and ad-ditional costs arising from delays in settlements of transactions involving foreign securities.

  The Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European De-pository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other sim-ilar instruments. ADRs typically are issued by an American bank or trust com-pany and evidence ownership of underlying securities issued by a foreign cor-poration. EDRs, which are sometimes referred to as Continental Depository Re-ceipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

  Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

  The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new cur-rency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Fund.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with its investment objective and policies, the Fund will buy and sell securities (and receive in-terest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, the Fund may enter from time to time into foreign currency exchange transactions. The Fund will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange trans-actions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

  A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency ex-change contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign cur-rency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign cur-rency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward con-tract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the investment managers expect the foreign currency purchased to appreciate against the U.S. dollar.

  Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctua-tions in the value of the currency purchased relative to the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projec-tion of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

  FUTURES CONTRACTS AND OPTIONS. The Fund may purchase put and call options on securities, indices of securities and futures contracts. The Fund may also purchase and sell futures contracts. Futures contracts on securities and secu-rities indices will be used primarily to accommodate cash flows or in antici-pation of taking a market position when, in the opinion of the investment man-agers, available cash balances do not permit economically efficient purchases of securities. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Fund may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

  The Fund may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) purchase put and call options on futures contracts on securities and indices of securities. In addition, the Fund may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities.

  The Fund may use options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and poli-cies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  The use of options and futures is a highly specialized activity which in-volves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these techniques by the Fund may reduce certain risks associated with owning its portfolio se-curities, these investments entail certain other risks. If the Fund's invest-ment managers apply a strategy at an inappropriate time or judge market condi-tions or trends incorrectly, options and futures strategies may cause the Fund to experience losses which are potentially unlimited. Certain strategies limit the Fund's possibilities to realize gains as well as limit its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Ad-ditional Information.

  The Fund may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets, and (ii) the aggregate margin deposits re-quired on all such futures and premiums on options thereon held at any time do not exceed 5% of the Fund's total assets. The Fund may also be subject to cer-tain limitations pursuant to the regulations of the Commodity Futures Trading Commission. The Fund currently has no intention of purchasing futures con-tracts or investing in put and call options on securities, indices of securi-ties or futures contracts if more than 5% of its net assets would be at risk from such transactions.

  ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approxi-mately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

  Acquisitions of illiquid investments by the Fund are subject to the follow-ing non-fundamental policies. The Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net as-sets would be invested in illiquid securities. The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Board of Trustees. The Board of Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquid-ity of the

Fund. As a result, the Fund might not be able to sell these securities when the investment managers wish to do so, or might have to sell them at less than fair value.

  SHORT-TERM INSTRUMENTS. The Fund may invest in short-term debt securities in accordance with its investment objective and policies as described above. The Fund may also make money market investments pending other investments or set-tlement, or to maintain liquidity to meet shareholder redemptions. In adverse market conditions and for temporary defensive purposes only, the Fund may tem-porarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Fund may in-vest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Sec-tion 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to fi-nance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the com-mercial paper market is very limited.

  The Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by do-mestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such in-struments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-nego-tiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Fund may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

  The Fund will limit its short-term investments to those U.S. dollar-denomi-nated instruments which are determined by or on behalf of the Board of Trust-ees of the Trust to present minimal credit risks and which are of "high quali-ty" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Board of Trustees of the Trust. The Fund may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many cir-cumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

  SECURITIES LENDING. The Fund may seek to increase its income by lending se-curities to banks, brokers or dealers and other recognized institutional in-vestors. Such loans may not exceed 30% of the value of the Fund's total as-sets. In connection with such loans, the Fund will receive collateral consist-ing of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collat-eral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of any such collateral consisting of cash. The Fund continues to be entitled to payments in amounts equal to the interest or divi-dends payable on the loaned security. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the in-stitution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  SHORT SALES "AGAINST THE BOX." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the iden-tical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security con-vertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

  CERTAIN OTHER OBLIGATIONS. Consistent with its investment objective, poli-cies and restrictions, the Fund may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instru-ments that may be created in the future, upon the Trust supplementing this Prospectus, the Fund may invest in obligations other than those listed previ-ously, provided such investments are consistent with the Fund's investment ob-jective, policies and restrictions.

  DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that in-corporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

  Derivative contracts and securities can be used to reduce or increase the volatility of the Fund's total performance. While the response of certain de-rivative contracts and securities to market changes may differ from tradi-tional investments such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable sections above. To the extent that the Fund invests in securities that could be charac-terized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its in-vestment objective, policies and limitations.

  PORTFOLIO TURNOVER RATE. Although the Fund generally seeks to invest for the long term, the Fund may sell securities irrespective of how long such securi-ties have been held. The Fund may sell a portfolio investment immediately af-ter its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover may involve correspondingly greater bro-kerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of the Fund. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distribu-tions resulting from such gains are considered ordinary income for Federal in-come tax purposes. See "Tax Matters" below.

  YEAR 2000. Like other investment companies, financial and business organiza-tions and individuals around the world, the Fund could be affected adversely if the computer systems used by the investment managers and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Fund's other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

                                     * * *

  As a diversified investment company, 75% of the assets of the Fund are rep-resented by cash and cash items (including receivables), government securi-ties, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limita-tions: (a) the Fund may not invest more than 5% of its total assets in the se-curities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one in-dustry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval. For purposes of these policies and limi-tations, the Fund considers certificates of deposit and demand and time depos-its issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

  The Statement of Additional Information includes further discussion of in-vestment strategies and techniques, and a listing of other fundamental invest-ment restrictions and non-fundamental investment policies which govern the in-vestment policies of the Fund. Fundamental investment restrictions may not be changed without the approval of the Fund's shareholders. If a percentage re-striction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of the policy.

  The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to the Fund's shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-cur-rent financial position and needs. There can, of course, be no assurance that the investment objective of the Fund will be achieved. See "Investment Re-strictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of the Fund that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Except as stated otherwise, the Fund's investment objective, policies, strategies and restric-tions described herein and in the Statement of Additional Information are non-fundamental.

                               PRICING OF SHARES

  The net asset value of the Fund is determined and the Shares of the Fund are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for the Fund are determined on each day the NYSE and the Fund is open for business ("Business Day"). Currently, the days on which the Fund is closed (other than weekends) are New Year's Day, Martin Lu-ther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. The Fund's net asset value per Share for purposes of pricing sales and redemp-tions is calculated by dividing the value of all securities and other assets allocable to its Shares, less the liabilities allocable to its Shares, by the number of outstanding Shares.

  Assets in the Fund which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Fund which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in the Fund for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

  Securities of the Fund which are primarily traded on foreign securities ex-changes are generally valued at the preceding closing values of such securi-ties on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guid-ance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circum-stances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign se-curities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies estab-lished by the Board of Trustees of the Trust. For valuation purposes, quota-tions of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when in-vestors can neither purchase nor redeem the Fund's Shares. The administrators have undertaken to price the securities held by the Fund, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be re-viewed by the Fund's investment managers and the administrators under the gen-eral supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

  Introduction. Edgewood Services, Inc. (the "Distributor") has established several procedures for purchasing and redeeming Shares in order to accommodate different types of investors.

  Trust Shares may be purchased by individuals ("Investors") directly from the Distributor or through Shareholder Organizations that have entered into agree-ments with the Trust.

  A Shareholder Organization may elect to hold of record Shares for its cus-tomers ("Customers") and to record beneficial ownership of Shares on the ac-count statements provided to its Customers. In that case, it is the Share-holder Organization's responsibility to transmit to the Distributor all pur-chase and redemption orders for its Customers and to transmit, on a timely ba-sis, payment for purchase orders to the Trust's transfer agent, Chase Global Funds Services Company ("CGFSC"), and redemption proceeds to Customers in ac-cordance with the procedures agreed to by the Shareholder Organization, the Distributor and Customers. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organization. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization contin-ues to place its Customers' purchase and redemption orders with the Distribu-tor, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Fund bear the expense of fees payable to Shareholder Organizations for such service. See "Management of the Trust--Shareholder Organizations."

  Customers may agree with a particular Shareholder Organization to make mini-mum purchases and maintain minimum balances with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organizations directly for further informa-tion on purchase and redemption procedures and account fees.

PURCHASE OF SHARES

  Shares of the Fund may be purchased without a sales charge on any Business Day at the applicable net asset value per Share next determined after an order is transmitted to CGFSC or another entity on behalf of the Trust, and received by the Distributor in good order. There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day on which the Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received in good order after the close of regular trading on the NYSE are priced as of the time the net asset value per Share is next determined.

  Shares of the Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares. Third party checks will not be accepted as payment for Fund Shares.

PURCHASE PROCEDURES

  Investors may purchase Shares in accordance with the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organizations directly to purchase Shares. Certificates will not be issued for Shares.

General

  Investors may purchase Shares by completing the New Account Application (the "Application") accompanying this Prospectus and mailing it, together with a check payable to Excelsior Institutional Trust, to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  Subsequent investments in an existing account in the Fund may be made at any time by sending to the above address a check payable to Excelsior Institu-tional Trust along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC or a Shareholder Organization; or (c) a letter stating the amount of the investment, the name of the Fund, and the account number in which the investment is to be made.

Purchases by Wire

  Investors may purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Institutional Trust
   Credit DDA #910-2-733046
   [Account Registration]
   [Account Number]
   [Wire Control Number]

  Purchases of Shares by Federal funds wire will be effected at the applicable net asset value per Share next determined after receipt of the purchase order in good form, provided that the Federal funds wire has been received by the Fund's custodian on that Business Day. Purchase orders received after 4:00 p.m. (Eastern time) in good order will be effected at the applicable net asset value next determined even if the Fund received Federal funds on that day.

  Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. No Application is required for subsequent purchases. Completed Applications should be di-rected to:

   Excelsior Institutional Trust
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  The Application may also be sent via facsimile. Please contact CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete in-structions. Redemptions by Investors will not be processed until the completed Application has been received and accepted by CGFSC. Investors making subse-quent investments by wire should follow the above instructions.

Purchases by Telephone

  Investors may place a purchase order by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per Share next determined after receipt of the purchase order in good order.

  By utilizing the telephone purchase option, the Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE TRUST, CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LI-ABILITY, COST OR EXPENSE FOR ACTING UPON SUCH INSTRUCTIONS. ACCORDINGLY, IN-VESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC INSTRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION.

  This option may be modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organiza-tions may charge their Customers fees. Customers should contact their Share-holder Organizations directly for further information.

REDEMPTION OF SHARES

  Investors may redeem all or any portion of the Shares in their account at the applicable net asset value per Share next determined after CGFSC receives a redemption order in proper form. Proceeds from redemption orders received by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; redemp-tion proceeds are sent in any event within seven days.

  Because the investment return and principal value of an investment in the Fund will fluctuate, the value of Shares redeemed may be more or less than the shareholder's cost. Redemptions of Shares are taxable events on which a share-holder may realize a gain or loss.

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with the procedures governing their accounts at their Shareholder Organizations. It is the respon-sibility of the Shareholder Organizations to transmit their Customers' redemp-tion orders to CGFSC and to credit such Customer accounts with the redemption proceeds on a timely basis.

  Customers redeeming Shares through certain Shareholder Organizations or cer-tified financial planners may incur transaction charges in connection with such redemptions. Customers should contact their Shareholder Organization for further information on transaction fees.

REDEMPTION PROCEDURES

General

  Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Shares.

  If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; this collection process may take up to 15 days. Investors who anticipate the need for more immediate access to their investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Investor's account.

Redemption by Wire or Telephone

  Investors who maintain an account at CGFSC and have so indicated on their Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemption pro-ceeds directly to the Investor's predesignated bank account at any commercial bank in the United States. Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755). Only redemptions of $500 or more will be wired to an Investor's ac-count. Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such re-demption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an Investor must send a written request to the Trust at the address listed below under "Redemption by Mail." Such requests must be signed by the Investor, with signatures guaranteed (see "Redemption by Mail" below for de-tails regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming Shares by wire or telephone may be modi-fied or terminated at any time by the Trust or the Distributor. CGFSC, THE TRUST AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS BELIEVED TO BE GENUINE. ACCORD-INGLY, INVESTORS WILL BEAR THE RISK OF LOSS. THE TRUST WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONE INSTRUCTIONS AND/OR REQUIR-ING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDENTIFICATION. FAILURE TO EM-PLOY REASONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UN-AUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

  During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted below under "Redemption by Mail."

Redemption by Mail

  Shares may be redeemed by an Investor by submitting a written request for redemption to:

    Excelsior Institutional Trust
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed for each registered owner or by its autho-rized officer exactly as the Shares are registered.

  A redemption request for an amount in excess of $50,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associa-tions, clearing agencies and savings associations. All eligible guarantor in-stitutions must participate in the Securities Transfer Agents Medallion Pro-gram ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and infor-mation on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

  Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755).

Other Redemption Information

  Except as described in "Investor Programs" below, Investors may be required to redeem Shares in the Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance with respect to Shares of the Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

  The investor programs described below are currently offered by the Trust to Investors generally. Customers should contact their Shareholder Organizations for information on the availability of, and the procedures and account charges applicable to, these investor programs.

EXCHANGE PRIVILEGE

  Trust Shares of the Fund may be exchanged without payment of any exchange fee or sales charge for Trust Shares of any other investment portfolio offered by the Trust and for shares of any investment portfolio offered by Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at their respective net asset values. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

  An exchange involves a redemption of all or a portion of the Shares in the Fund and the investment of the redemption proceeds in Trust Shares of another portfolio of the Trust or in shares of a portfolio of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  An exchange of shares is treated for Federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in con-nection with the exchange. Shareholders exchanging Shares of an investment portfolio for shares of another portfolio should carefully review the prospec-tus relating to the acquired shares prior to making an exchange.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange re-quests of Investors to no more than six per year. The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Shareholder Organizations may charge their Customers fees. Customers should contact their Shareholder Orga-nizations directly for further information.

Exchanges by Telephone

  For Investors who have previously selected the telephone exchange option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from over-seas, please call (617) 557-1755). By establishing the telephone exchange op-tion, the Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC AND THE DISTRIBUTOR WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON SUCH IN-STRUCTIONS. ACCORDINGLY, INVESTORS BEAR THE RISK OF LOSS. THE TRUST WILL EM-PLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELE-PHONE ARE GENUINE, INCLUDING, WITHOUT LIMITATION, RECORDING TELEPHONIC IN-STRUCTIONS AND/OR REQUIRING THE CALLER TO PROVIDE SOME FORM OF PERSONAL IDEN-TIFICATION. FAILURE TO EMPLOY REASONABLE PROCEDURES MAY MAKE THE TRUST LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT TELEPHONE INSTRUCTIONS.

  During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the exchange request to CGFSC in writing at the address noted above under "Redemption by Mail."

RETIREMENT PLANS

  Shares are available for purchase by Investors in connection with the fol-lowing tax-deferred prototype retirement plans offered by U.S. Trust, N.A., its affiliates and other Shareholder Organizations:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

  Profit-Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

  Investors investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per transaction) at regular intervals selected by the Investor. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from a checking, bank money market or NOW account designated by the Investor. At the Investor's option, the ac-count designated will be debited in the specified amount, and Shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days.

  The Automatic Withdrawal Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per Share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Individual Investors should be aware, however, that Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

  To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must complete Section 7 of the New Account Application contained in the Prospectus and mail it to CGFSC at the address given above. Shareholder Organizations may, at their discretion, establish similar programs with respect to the Shares held by their Customers. Information concerning the availability of, and the procedures and fees relating to, Automatic Investment accounts may be obtained by Customers directly from their Shareholder Organizations.

SYSTEMATIC WITHDRAWAL PLAN

  Investors who own Trust Shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declin-ing-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the account) on a monthly, quarterly, semi-annual or annual basis.

  To initiate the Systematic Withdrawal Plan, an Investor must complete Sec-tion 8 of the New Account Application contained in the Prospectus and mail it to CGFSC. Shareholder Organizations may, at their discretion, establish simi-lar systematic withdrawal plans with respect to the Shares held by their Cus-tomers. Information concerning the availability of, and the procedures and fees relating to, such plans may be obtained by Customers directly from their Shareholder Organizations.

                                  TAX MATTERS

  Each year, the Trust intends to qualify the Fund and to elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no Federal income or excise taxes generally will be required to be paid from the Fund, although foreign-source income of the Fund may be subject to foreign withholding taxes. If the Fund fails to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate Federal income tax upon its taxable income, and the Fund's distributions generally would be taxable as ordinary dividend income to shareholders.

  To satisfy various requirements in the Code, the Fund expects to distribute virtually all of its net income each year. Shareholders of the Fund normally will have to pay Federal income taxes and any state or local taxes on the divi-dends and net capital gain distributions, if any, they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capi-tal gains are taxable to shareholders as ordinary income for Federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to sharehold-ers will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Shares of the Fund.

  A portion of the ordinary income dividends of the Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for cor-porations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjust-ments.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

  At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that cal-endar year, including the portion thereof taxable as ordinary income, the por-tion taxable as long-term capital gains, the portion, if any, which constitutes a return of capital (which is generally free of tax, but results in a basis re-duction), and the amount of dividends, if any, which may qualify for the divi-dends-received deduction for corporations.

  In general, any gain or loss realized upon a taxable disposition of Shares of the Fund by a shareholder who holds such Shares as a capital asset will be treated as long-term or short-term capital gain or loss, depending on the shareholder's holding period for the Shares. However, any loss realized upon a redemption of Shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

  If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund. Shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for Federal income tax purposes.

  The Trust may be required to withhold Federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Rev-enue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the share-holder's Federal income tax liability.

  Under current law, neither the Trust, as a Delaware business trust, nor the Fund are liable for any income or franchise tax in the State of Delaware as long as the Fund continues to qualify as a "regulated investment company" under the Code.

  The foregoing discussion is intended for general information only. An In-vestor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state and local tax laws.

                            MANAGEMENT OF THE TRUST

  The Board of Trustees of the Trust provides general supervision over the af-fairs of the Trust. The Trustees decide upon matters of general policy and re-view the actions of service providers such as the investment managers, the ad-ministrators, the Distributor and others.

INVESTMENT MANAGERS

  U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as investment adviser to the Fund. U.S. Trust, N.A., which has its principal offices at 515 South Flower Street, Los Angeles, California 90071, is a national bank and a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust, N.A. provides its investment advisory services to the Fund primar-ily through its branch office in Portland, Oregon.

  U.S. Trust, N.A. has delegated the daily management of the investment port-folio of the Fund to Harding, Loevner Management, L.P. ("Harding Loevner" or the "Sub-Adviser"), acting as sub-adviser.

  Subject to the general guidance and policies set by the Trustees of the Trust, U.S. Trust, N.A. provides general supervision over the investment man-agement functions performed by the Sub-Adviser. U.S. Trust, N.A. monitors the Sub-Adviser's application of the Fund's investment policies and strategies, and regularly evaluates the Sub-Adviser's investment results and trading prac-tices.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement, U.S. Trust, N.A. is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

  Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the Fund pursuant to an advi-sory agreement substantially similar to the Investment Advisory Agreement cur-rently in effect for the Fund. For the fiscal year ended March 31, 1998, U.S. Trust Pacific received an advisory fee at the effective annual rate of 0.50% of the Fund's average daily net assets. For the same period, U.S. Trust Pa-cific waived advisory fees at the effective annual rate of 0.50% of the Fund's average daily net assets.

  From time to time, U.S. Trust, N.A. may voluntarily waive all or a portion of the advisory fees payable to it by the Fund, which waiver may be terminated at any time. See "Management of the Trust--Shareholder Organizations" for ad-ditional information on fee waivers.

  Pursuant to a sub-advisory agreement, the Sub-Adviser makes the day-to-day investment decisions and portfolio selections for the Fund, consistent with the general guidelines and policies established by U.S. Trust, N.A. and the Board of Trustees of the Trust. For the investment management services it pro-vides to the Fund, the Sub-Adviser is compensated only by U.S. Trust, N.A., and receives no fees directly from the Trust. For its services, the Sub-Ad-viser is entitled to receive from U.S. Trust, N.A. fees at a maximum annual rate equal to 0.50% of the Fund's average daily net assets. The Sub-Adviser has agreed to waive a portion of its sub-advisory fees with respect to the Fund, which waiver may be terminated at any time. The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. For the fiscal year ended March 31, 1998, Harding Loevner received sub-advisory fees at the effective annual rate of 0.50% of the Fund's average daily net assets.

  Harding Loevner maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1998, Harding Loevner had approxi-mately $1.67 billion in assets under management. All investment management de-cisions of Harding Loevner are made by an investment group and not by portfo-lio managers individually.

                                     * * *

  In executing portfolio transactions for the Fund, the investment managers may use affiliated brokers in accordance with the requirements of the 1940 Act. The investment managers may also take into account the sale of the Trust's shares in allocating brokerage transactions.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Company of Connecti-cut ("U.S. Trust Connecticut") serve as the Fund's administrators (the "Admin-istrators") and provide it with general administrative and operational assis-tance. The Administrators also serve as administrators of the Trust's other portfolios and all of the portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are advised by affiliates of U.S. Trust, N.A. and distributed by the Distributor. For the services provided to the Fund, the Administrators are jointly entitled to an annual fee, computed daily and paid monthly, at the annual rate of 0.20% of the Fund's average daily net assets. From time to time, the Administrators may voluntarily waive all or a portion of the administration fees payable to them by the Fund, which waivers may be terminated at any time. See "Management of the Trust--Shareholder Organiza-tions" for additional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and United States Trust Company of New York ("U.S. Trust New York" and collectively with U.S. Trust Connecticut, "U.S. Trust") served as the Trust's administrators pursuant to an administration agreement substantially similar to the adminis-tration agreement currently in effect for the Trust. For the fiscal year ended March 31, 1998, CGFSC, Federated Administrative Services and U.S. Trust re-ceived an aggregate administration fee at the effective annual rate of 0.17% of the Fund's average daily net assets, and waived administration fees at the effective annual rate of 0.03% of the Fund's average daily net assets. U.S. Trust Connecticut and U.S. Trust New York are wholly-owned subsidiaries of U.S. Trust Corporation.

DISTRIBUTOR

  Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distrib-utor"), 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, Inc., is unaffiliated with U.S. Trust, N.A. or any of its affiliates.

  Under the Trust's Distribution Agreement and Distribution Plan, adopted pur-suant to Rule 12b-1 under the 1940 Act, the Trust Shares of the Fund may com-pensate the Distributor monthly for its services which are intended to result in the sale of the Fund's Trust Shares. The compensation may not exceed the annual rate of 0.75% of the average daily net asset value of the Fund's out-standing Trust Shares. Trust Shares of the Fund currently bear the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Trust Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory pur-poses or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and
(iii) the expense of payments to financial institutions ("Distribution Organi-zations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria estab-lished by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily in-tended to result in sales of Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Fund or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Fund. Such payments will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

SHAREHOLDER ORGANIZATIONS

  As described above under "How to Purchase, Exchange and Redeem Shares," the Trust may enter into agreements with certain Shareholder Organizations--firms that provide services, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, the Fund will pay the Shareholder Organization an administrative service fee up to the annual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, U.S. Trust, U.S. Trust, N.A. and the Administrators have vol-untarily agreed to waive fees payable by the Fund in an aggregate amount equal to administrative service fees payable by the Fund.

CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Fund, providing transfer agency, dividend disbursement and reg-istrar services. CGFSC is a corporate affiliate of Chase.

EXPENSES

  The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the investment adviser and Administra-tors, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance pre-miums; and expenses of calculating the net asset value of, and the net income on, Shares of the Fund.

  Expenses of the Trust also include expenses of preparing, printing and mail-ing prospectuses, reports, notices, proxy statements and reports to sharehold-ers and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualifi-cation of Shares of the Fund and the preparation, printing and mailing of pro-spectuses for such purposes; and membership dues in the Investment Company In-stitute allocable to the Trust.

  Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust, N.A. from engaging in the business of underwriting securities of open-end investment companies such as the Trust. U.S. Trust, N.A. believes that the investment advisory services performed by U.S. Trust, N.A. under the Advisory Agreement with the Trust and the activities performed by U.S. Trust Connecti-cut as one of the administrators for the Fund do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, U.S. Trust, N.A. believes that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other Federal or state legal and regulatory precedent. There is presently no con-trolling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant Fed-eral law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either Federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from contin-uing to perform all or part of its servicing or investment management activi-ties. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for con-tinuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The investment managers do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

  Certain Relationships and Activities. U.S. Trust, N.A. and its affiliates may have deposit, loan and other commercial banking relationships with the is-suers of securities which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust, N.A. has informed the Trust that, in making investment decisions, it does not obtain or use ma-terial inside information in its possession or in the possession of any of its affiliates. In making investment recommendations, U.S. Trust, N.A. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of U.S. Trust, N.A., its par-ent, subsidiaries or affiliates. When dealing with its customers, U.S. Trust, N.A., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund man-aged by U.S. Trust, N.A. or any of its affiliates.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Dividends equal to all or substantially all of the Fund's net investment in-come will be declared and paid at least once a year.

  Long-term capital gains, if any, for the Fund will be distributed once a year, usually in December, if the Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during the Fund's fiscal year will also be distributed during such year. The Fund's net income for dividend purposes consists of (i) all accrued income, whether tax-able or tax-exempt, plus discount earned on the Fund's assets, less (ii) amor-tization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one of the Trust's portfolios (e.g., legal, administrative, accounting, and trustees' fees) prorated to each class of each portfolio on the basis of its relative net assets. The Fund's net investment income available for distribution to the holders of Trust Shares will be reduced by the amount of any other expenses allocable to such class. Dividends and distributions will reduce the net asset value of the Fund by the amount of the dividend or distribution.

  Additional distributions will also be made to shareholders to the extent necessary to avoid the application of non-deductible Federal excise taxes on certain undistributed income and net capital gains of mutual funds.

  Investors will receive dividends and distributions in additional Shares of the Fund, unless they have requested in writing (received by CGFSC prior to the payment date) to receive dividends and distributions in cash.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Trust Instrument permits its Board of Trustees to issue an un-limited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of the Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each se-ries participate equally in the earnings, dividends and assets of the particu-lar series only and no other series. Currently, the Trust has seven active se-ries. In addition to the Fund, the active series include: Excelsior Institu-tional Equity Fund, Excelsior Institutional Value Equity Fund, Excelsior In-stitutional Optimum Growth Fund, Excelsior Institutional Balanced Fund, Excel-sior Institutional Income Fund and Excelsior Institutional Total Return Bond Fund.

  The shares of the International Equity, Value Equity, Optimum Growth and Balanced Funds are classified into two separate classes of Shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance. Trust Shares of these funds and Institutional Shares of the Fund and the Trust's other portfolios are offered under separate prospectuses.

  Each share (irrespective of class designation) of the Fund represents an in-terest in the Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on mat-ters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liqui-dation or dissolution of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Trust is a business trust organized under the laws of the State of Dela-ware. Under Delaware law, shareholders of Delaware business trusts are enti-tled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an ex-press disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder. The Trust In-strument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trust-ees, officers, employees and agents, covering possible tort and other liabili-ties. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, inadequate insurance exists and the Fund itself is unable to meet its obligations.

  Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

  As of July 8, 1998, U.S. Trust, N.A. and its affiliates held of record sub-stantially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

  For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements, reports to shareholders, or other com-munications to shareholders or prospective investors, the performance of the Trust Shares of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indi-ces or to rankings prepared by independent services or other financial or in-dustry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications are calculated on a "total rate of return" basis in the manner set forth below.

  The Trust provides period and annualized "total rates of return" and non-standardized total return data for Shares of the Fund. The "total rate of re-turn" refers to the change in the value of an investment in Shares of the Fund over a stated period which reflects any change in net asset value per Share and includes the value of any Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Fund Shares. See "Performance Information" in the Statement of Additional Information. These methods of calculating "total rate of return" are determined by regulations of the SEC.

  Since the total rate of return quotations for the Fund's Shares are based on historical earnings and since such total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of the Fund. Shareholders should remember that perfor-mance is generally a function of the kind and quality of the instruments held in the Fund, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any fees charged by institutional investors for asset management and related services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

  Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Fund's independent auditors.

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application and mail (regular or overnight) to:

  Excelsior Institutional Trust
  c/o Chase Global Funds Services
  Company
  P.O. Box 2798
  Boston, MA 02208-2798

  Please enclose with the Application your check made payable to the "Excel-sior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase, Exchange and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of Shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees. See "How to Purchase, Exchange and Redeem Shares--Redemption Procedures."

SIGNATURES: Please be sure to sign the Application.

  If the Shares are registered in the name of:
    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
  * A corporate resolution or appropriate certificate may be required.

Taxpayer Identification Number:

  Investors and other entities must provide a tax identification or social se-curity number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are sub-ject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact your Service Organization.

           PROSPECTUS                                 AUGUST 1, 1998

                    [LOGO OF EXCELSIOR FUNDS APPEARS HERE]

                                  TRUST SHARES

               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND



                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     SUMMARY OF EXPENSES...................................................   2
     INVESTMENT OBJECTIVE AND POLICIES.....................................   4
     PRICING OF SHARES.....................................................  13
     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...........................  14
     INVESTOR PROGRAMS.....................................................  18
     TAX MATTERS...........................................................  20
     MANAGEMENT OF THE TRUST...............................................  22
     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............................  25
     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..................  26
     PERFORMANCE INFORMATION...............................................  27
     MISCELLANEOUS.........................................................  27
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  28

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTA-TIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITU-TIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

EITTS898

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                            August 1, 1998
Excelsior Institutional Trust
73 TREMONT STREET
BOSTON, MASSACHUSETTS  02108
(617) 557-8000

EXCELSIOR INSTITUTIONAL TRUST

     Excelsior Institutional Equity Fund
     Excelsior Institutional Value Equity Fund
     Excelsior Institutional Optimum Growth Fund
     Excelsior Institutional Balanced Fund
     Excelsior Institutional International Equity Fund
     Excelsior Institutional Income Fund
     Excelsior Institutional Total Return Bond Fund

     This Statement of Additional Information describes the Institutional Shares and Trust Shares (collectively, the "Shares") of the Excelsior Institutional Value Equity Fund (the "Value Equity Fund"), Excelsior Institutional Optimum Growth Fund (the "Optimum Growth Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund"), and the Institutional Shares of the Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund") and Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund") (each, a "Fund" and collectively, the "Funds"). Institutional Shares do not bear the expenses of 12b-1 fees.

     Table of Contents                                       Page
     -----------------                                       ----
EXCELSIOR INSTITUTIONAL TRUST..............................     2
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........     3
PERFORMANCE INFORMATION....................................    32
DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES..    37
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION..    38
MANAGEMENT OF THE TRUST....................................    40
INDEPENDENT AUDITORS.......................................    52
COUNSEL....................................................    52
TAXATION...................................................    52
DESCRIPTION OF THE TRUST; FUND SHARES......................    55
MISCELLANEOUS..............................................    56
FINANCIAL STATEMENTS.......................................    58
APPENDIX A.................................................   A-1

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectuses as they may be amended from time to time (the "Prospectuses").
This Statement of Additional Information should be read only in conjunction with the Prospectuses, copies of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectuses, are used herein as defined in the Prospectuses.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


                         EXCELSIOR INSTITUTIONAL TRUST

     Excelsior Institutional Trust (the "Trust") is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The Institutional Shares and Trust Shares of the Trust are continuously sold to institutional investors and individuals, respectively. Shares of the Trust are divided into seven separate series, all of which are described herein. Additional series may be added to the Trust from time to time.

     United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") serve as the investment adviser to the Equity Fund, Value Equity Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Funds.

     U.S. Trust Company, N.A. is the investment adviser for the Balanced Fund and International Equity Fund. The daily management of the security holdings for each of these Funds is performed by the investment managers named below, acting as sub-advisers:

      Balanced Fund...........................Becker Capital Management, Inc.

      International Equity Fund.........Harding, Loevner Management, L.P.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Fund is described in its Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

     The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectuses.

OTHER INVESTMENT CONSIDERATIONS - EQUITY FUND, VALUE EQUITY FUND AND OPTIMUM GROWTH FUND

     The Equity, Value Equity and Optimum Growth Funds invest primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to each Fund's objective, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

     U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

     1.   Problem/Opportunity Companies. Important investment opportunities
          -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

     Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

     Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Equity Fund's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

     2.   Transaction Value Companies.  In the opinion of U.S. Trust, the stock
          ---------------------------
market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

     Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

     Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

     3.   Early Life Cycle Companies. Investments in early life cycle companies
          ---------------------------
tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Funds' investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INVESTMENTS AND INVESTMENT TECHNIQUES

GOLD BULLION - INTERNATIONAL EQUITY FUND

     The International Equity Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the sub-adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

BANK OBLIGATIONS

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("Cds") and time deposits ("Tds"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

SECURITIES LENDING

     When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest.
The respective investment managers of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are deemed illiquid. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

     Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

MUNICIPAL OBLIGATIONS - INCOME FUND AND TOTAL RETURN BOND FUND

     The Income Fund and Total Return Bond Fund may, when deemed appropriate by U.S. Trust in light of the Funds' investment objectives, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income Fund and Total Return Bond Fund that are derived from interest on municipal securities would be taxable to the Funds' investors for federal income tax purposes.

     Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.


     The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Funds' securities holdings may include "moral obligation" issues. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") described in the Prospectuses and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most municipal obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectuses. An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

STAND-BY COMMITMENTS - INCOME FUND AND TOTAL RETURN BOND FUND

     The Income Fund and Total Return Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

     The Income Fund and Total Return Bond Fund expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     The Income Fund and Total Return Bond Fund intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

FOREIGN SECURITIES

     If permitted pursuant to its investment objective and policies, each Fund may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

     Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because each Fund, if consistent with its investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a

Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth in the Prospectuses may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

     If permitted pursuant to its investment objectives and policies, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have liquid assets sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

     A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

ASSET-BACKED SECURITIES

     If permitted pursuant to its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

     The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

     Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

ADRS, EDRS AND GDRS

     Each of the Equity, Value Equity, Optimum Growth, Balanced and International Equity Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

     The International Equity Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     General.  The successful use of such instruments by a Fund may depend in
     -------
part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     Futures Contracts.  If permitted pursuant to its investment objectives and
     -----------------
policies, a Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Options on Futures Contracts.  If permitted pursuant to its investment
     ----------------------------
objectives and policies, a Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     Options on Foreign Currencies.  If permitted pursuant to its investment
     -----------------------------
objectives and policies, a Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and
     -----------------------------------------------------------------------
Options on Foreign Currencies.  Unlike transactions entered into by a Fund in
-----------------------------
futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

     If permitted pursuant to its investment objectives and policies, a Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Board of Trustees.

OPTIONS ON SECURITIES INDICES

     In addition to options on securities, and if permitted pursuant to its investment objectives and policies, a Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

SHORT SALES "AGAINST THE BOX"

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectuses, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

RATING SERVICES

     Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser or sub-adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectuses means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

     As a matter of fundamental policy, each Fund may not:

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond, Balanced and International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities); or

     (6)     issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     With respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

     Non-Fundamental Restrictions. Each Fund will not as a matter of operating
     ----------------------------
policy:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii)    invest for the purpose of exercising control or management;

     (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser or sub-adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market);

     (vii) make short sales of securities maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer; or

     (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, of purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

             Policies (i) through (viii) may be changed by the Board of Trustees of the Trust without shareholder approval.


               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each
Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

     A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In addition, the Advisory and Sub-Advisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

     For the fiscal year ended March 31, 1998, the Equity Fund paid brokerage commissions aggregating $118,960, of which $9,474 was paid to UST Securities Corp., an affiliate of U.S. Trust. For the same period, the percentage of total commissions paid by the Fund to UST Securities Corp. was 7.96%, and the percentage of the total amount of the Fund's brokerage transactions involving the payment of commissions that was effected through UST Securities Corp. was 8.44%. For the same period, the average commissions per Share paid by the Fund to UST Securities Corp. and other unaffiliated brokers were $0.09 and $0.07, respectively. For the fiscal period from June 1, 1996 through March 31, 1997 and for the fiscal year ended May 31, 1996, the Fund paid brokerage commissions aggregating $71,134 and $60,370, respectively, none of which was paid to affiliates of U.S. Trust.

     For the fiscal year ended March 31, 1998 and for the fiscal period from June 1, 1996 through March 31, 1997, the Value Equity Fund paid brokerage commissions aggregating $43,969 and $59,569, respectively, of which $1,377 and $2,177, respectively, was paid to UST Securities Corp. For the same periods, the percentages of total commissions paid by the Fund to UST Securities Corp. were 3.13% and 3.65%, respectively, and the percentages of the total amount of the Fund's brokerage transactions involving the payment of commissions that was effected through UST Securities Corp. were 3.93% and 6.16%, respectively. For the same periods, the average commissions per Share paid by the Fund to UST Securities Corp. and other unaffiliated brokers were $0.09 and $0.06, and $0.09 and $0.08, respectively.

     For the fiscal year ended March 31, 1998 and for the fiscal period from June 1, 1996 through March 31, 1997, the Optimum Growth Fund paid brokerage commissions aggregating $15,289 and $11,787, respectively, none of which was paid to affiliates of U.S. Trust.

     For the fiscal year ended March 31, 1998, the fiscal period from June 1, 1996 through March 31, 1997 and the fiscal year ended May 31, 1996, the Balanced Fund paid brokerage commissions aggregating $95,825, $38,746 and $62,957, respectively, none of which was paid to affiliates of U.S. Trust.

     For the fiscal year ended March 31, 1998, the fiscal period from June 1, 1996 through March 31, 1997 and the fiscal year ended May 31, 1996, the International Equity Fund paid brokerage commissions aggregating $108,548, $95,258 and $70,769, respectively, none of which was paid to affiliates of U.S. Trust.

     For the fiscal year ended May 31, 1996, each of the Equity, Balanced and International Equity Funds paid brokerage commissions through the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which such Fund had invested all of its investable assets prior to December 18, 1995.

     The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 1998, the following Funds held the following securities of the Trust's regular brokers or dealers or their parents: the Equity Fund held 51,406 shares of common stock of Morgan Stanley Dean Witter & Co.; the Value Equity Fund held 10,000 shares of common stock of Chase Manhattan Corp.; the Optimum Growth Fund held 23,000 shares of common stock of Merrill Lynch & Co., Inc.; the Income Fund held a corporate bond issued by Goldman Sachs Group with a principal amount of $2,000,000, a corporate bond issued by Morgan Stanley Dean Witter & Co. with a principal amount of $2,000,000 and an asset backed security issued by Chase Manhattan Corp. with a principal amount of $2,078,000; and the Total Return Bond Fund held a corporate bond issued by Goldman Sachs Group with a principal amount of $5,250,000, a corporate bond issued by Merrill Lynch & Co., Inc. with a principal amount of $1,517,000, a corporate bond issued by Morgan Stanley Dean Witter & Co. with a principal amount of $3,630,000 and an asset backed security issued by Chase Manhattan Corp. with a principal amount of $7,120,000.


                            PERFORMANCE INFORMATION

                       Standard Performance Information

     From time to time, performance quotations of the Funds' Institutional Shares or Trust Shares may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     YIELD. The Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective Institutional Shares, calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for each Fund's Institutional Shares according to the following formula:

     Yield = 2 (ab/cd + 1)/6/

Where:      a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = average daily number of shares outstanding that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

     Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

     The Balanced Fund may quote standardized effective 30-day (or one month) yield for its Institutional Shares and Trust Shares with respect to the fixed income portion of its portfolio, calculated in the same manner as specified above.

     For the 30-day period ended March 31, 1998, the standardized effective yield for Institutional Shares of the Income and Total Return Bond Funds was as follows: Income Fund, 5.53%; and Total Return Bond Fund, 5.61%. For the same 30-day period, the standardized effective yield for Institutional Shares of the Balanced Fund (with respect to its fixed income component) was 2.80%.

     TOTAL RETURN. The "average annual total return" for Institutional Shares and Trust Shares of a Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

              T = [(ERV/P)/1/n/ - 1]

Where:    T =     average annual total return.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          P =     hypothetical initial payment of $1,000.

          n =     period covered by the computation, expressed in years.

     Each Fund may also advertise the "aggregate total return" for its Institutional Shares and Trust Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                    Aggregate Total Return = [(ERV/P)] - 1


     The above calculations are made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Based on the foregoing calculations, the average annual total returns for Institutional Shares of the Equity, Value Equity, Optimum Growth, Balanced, International Equity, Income and Total Return Bond Funds for the one year period ended March 31, 1998 and the period from commencement of operations* to March 31, 1998 were: 51.58% and 27.28%; 51.67% and 34.70%; 60.85% and 31.12%; 25.12 %
and 16.83%; 9.90% and 13.02%; 11.78% and 8.71%; and 12.21% and 9.76%,
respectively.

     The average annual total returns for Trust Shares of the Value Equity and Optimum Growth Funds for the one year period ended March 31, 1998 and the period from commencement of operations* to March 31, 1998 were: 51.09% and 34.42%; and 60.41% and 33.57%, respectively.

     The aggregate total return for Trust Shares of the Balanced Fund for the period from commencement of operations* through March 31, 1998 was 9.42%.

----------------

* The Funds commenced operations on the following dates: Institutional Shares of the Equity and Income Funds, January 16, 1995; Institutional Shares of the Total Return Bond Fund, January 19, 1995; Institutional Shares of the Optimum Growth Fund, June 1, 1996; Trust Shares of the Optimum Growth Fund, July 3, 1996; Institutional Shares of the Balanced Fund, July 11, 1994; Trust Shares of the Balanced Fund, August 25, 1997; Institutional Shares of the Value Equity Fund, June 1, 1996; Trust Shares of the Value Equity Fund, January 15, 1997; and Institutional Shares of the International Equity Fund, January 24, 1995. During the fiscal year ended March 31, 1998, no Trust Shares of the International Equity Fund were outstanding.


     PERFORMANCE RESULTS. Any yield or total return quotation provided for Institutional Shares and Trust Shares of a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of Institutional Shares and Trust Shares of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income. Trust Shares in a Fund have different expenses than Institutional Shares which may affect performance.

     DISTRIBUTION RATE. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

                        COMPARISON OF FUND PERFORMANCE

     Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Trust Shares of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S.
-------------------------
mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money
---------------
Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization,
----------------------------
Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market
---------------
Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
"Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports
--------------------------
mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop"
-------------
section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance
--------------
of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     The Trust determines the net asset value of the Institutional Shares and Trust Shares of each Fund each day both the New York Stock Exchange (the "NYSE") is open for business and the Funds are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) and are calculated separately for each class of Shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectuses.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


           ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

     Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectuses, Trust Shares and Institutional Shares are offered to individual investors and institutions, respectively. Both Institutional Shares and Trust Shares may be purchased directly from the Distributor or through Shareholder Organizations. Different types of Customer accounts at certain Shareholder Organizations may be used to purchase Trust Shares and Institutional Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

     As stated in the Prospectuses, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of Shares pursuant to the exchange program described in the Prospectuses.

     Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

     Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Distribution Plan") which permits the Trust Shares of the Value Equity, Optimum Growth, Balanced and International Equity Funds to bear certain expenses in connection with the distribution of those Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

     Under the Distribution Plan, the Trust Shares of Value Equity, Optimum Growth, Balanced and the International Equity Funds may compensate the Distributor monthly for its services which are intended to result in the sale of Trust Shares. The compensation may not exceed the annual rate of 0.75% of the average daily net asset value of each Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expenses of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Trust Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

     Any material amendment to the Trust's arrangements with Distribution Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the disinterested trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Trust Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested trustees.

     The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust's disinterested trustees or by vote of the holders of a majority of the Trust Shares of the Fund.

     For the fiscal year ended March 31, 1998, the Trust Shares of the Value Equity, Optimum Growth and Balanced Funds bore distribution fees under the Distribution Plan of $292, $18,431 and $40,718, respectively, to compensate the Distributor for distribution-related services.

     The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

     In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            OTHER INVESTOR PROGRAMS

     As described in the Prospectuses, Trust Shares and Institutional Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such programs directly from their Shareholder Organizations.


                            MANAGEMENT OF THE TRUST

                      TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers
---------------------

     The trustees and officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:


                                  Position                     Principal Occupation
                                  with the                     During Past 5 Years and
Name and Address                  Trust                        Other Affiliations
----------------                  --------                     -----------------------
Frederick S. Wonham*              Chairman of the Board,       Retired; Director of Excelsior Funds,
238 June Road                     President and Treasurer      Inc. and Excelsior Tax-Exempt Funds,
Stamford, CT  06903                                            Inc. (since 1995); Trustee of
Age: 67                                                        Excelsior Funds and the Trust (since
                                                               1995); Vice Chairman of U.S. Trust
                                                               Corporation and U.S. Trust New York
                                                               (from February 1990 until September
                                                               1995); and Chairman, U.S. Trust
                                                               Connecticut (from March 1993 to May
                                                               1997).

Alfred C. Tannachion              Trustee                      Retired; Director of Excelsior Funds,
6549 Pine Meadows Drive                                        Inc. and Excelsior Tax-Exempt Funds,
Spring Hill, FL  34606                                         Inc. (since 1985); Chairman of the
Age 72                                                         Board of Excelsior Funds, Inc. and
                                                               Excelsior Tax-Exempt Funds, Inc.
                                                               (1991-1997) and the Trust (1996-1997);
                                                               President and Treasurer of Excelsior
                                                               Funds, Inc. and Excelsior Tax-Exempt
                                                               Funds, Inc. (1994-1997) and the Trust
                                                               (1996-1997); Chairman of the Board,
                                                               President and Treasurer of UST Master
                                                               Variable Series, Inc. (1994-1997); and
                                                               Trustee of the Trust (since 1995).

Donald L. Campbell                Trustee                      Retired; Director of Excelsior Funds,
333 East 69th Street                                           Inc. and Excelsior Tax-Exempt Funds,
Apt. 10-H                                                      Inc. (Since 1984); Director of UST
New York, NY 10021                                             Master Variable Series, Inc. (from
Age: 72                                                        1994 to June 1997); Trustee of the
                                                               Trust (since 1995); and Director,
                                                               Royal Life Insurance Co. of New York
                                                               (since 1991).

---------------------
* This trustee is considered to be an "interested person" of the Trust as defined in the 1940 Act.


                                  Position                     Principal Occupation
                                  with the                     During Past 5 Years and
Name and Address                  Trust                        Other Affiliations
----------------                  --------                     -----------------------
Rodman L. Drake                   Trustee                      Trustee, Excelsior Funds and the Trust
Continuation Investments                                       (since 1994); Director of Excelsior
     Group, Inc.                                               Funds, Inc. and Excelsior Tax-Exempt
1251 Avenue of the Americas,                                   Funds, Inc. (since December 1996);
9th Floor                                                      Director, Parsons Brinkerhoff Energy
New York, NY  10020                                            Services Inc. (since 1996); Director,
Age: 55                                                        Parsons Brinkerhoff, Inc. (engineering
                                                               firm) (since 1995); President,
                                                               Continuation Investments Group, Inc.
                                                               (since 1997); President, Mandrake
                                                               Group (investment and consulting firm)
                                                               (1994-1997); Director, Hyperion Total
                                                               Return Fund, Inc. and four other funds
                                                               for which Hyperion Capital Management,
                                                               Inc. serves as investment adviser
                                                               (since 1991); Co-Chairman, KMR Power
                                                               Corporation (power plants) (from 1993
                                                               to 1996); Director, The Latin America
                                                               Smaller Companies Fund, Inc. (since
                                                               1993); Member of Advisory Board,
                                                               Argentina Private Equity Fund L.P.
                                                               (from 1992 to 1996) and Garantia L.P
                                                               (Brazil) (from 1993 to 1996); and
                                                               Director, Mueller Industries, Inc
                                                               (from 1992 to 1994).

Joseph H. Dugan                   Trustee                      Retired; Director of Excelsior Funds,
913 Franklin Lake Road                                         Inc. and Excelsior Tax-Exempt Funds,
Franklin Lakes, NJ  07417                                      Inc. (since 1984); Director of UST
Age: 73                                                        Master Variable Series, Inc. (from
                                                               1994 to June 1997); and Trustee of the
                                                               Trust (since 1995).


                                  Position                     Principal Occupation
                                  with the                     During Past 5 Years and
Name and Address                  Trust                        Other Affiliations
----------------                  --------                     -----------------------
Wolfe J. Frankl                   Trustee                      Retired; Director of Excelsior Funds,
2320 Cumberland Road                                           Inc. and Excelsior Tax-Exempt Funds,
Charlottesville, VA 22901                                      Inc. (since 1986); Director of UST
Age: 77                                                        Master Variable Series, Inc. (from
                                                               1994 to June 1997); Trustee of the
                                                               Trust (since 1995); Director, Deutsche
                                                               Bank Financial, Inc. (since 1989);
                                                               Director, The Harbus Corporation
                                                               (since 1951); and Trustee, HSBC Funds
                                                               Trust and HSBC Mutual Funds Trust
                                                               (since 1988).

W. Wallace McDowell, Jr.          Trustee                      Director of Excelsior Funds, Inc. and
c/o Prospect Capital                                           Excelsior Tax-Exempt Funds, Inc.
   Corp.                                                       (since 1996); Trustee of Excelsior
43 Arch Street                                                 Funds and the Trust (since  1994);
Greenwich, CT  06830                                           Private Investor (since 1994);
Age: 61                                                        Managing Director, Morgan Lewis
                                                               Githens & Ahn (from 1991 to 1994); and
                                                               Director, U.S. Homecare Corporation
                                                               (since 1992), Grossmans, Inc. (from
                                                               1993 to 1996), Children's Discovery
                                                               Centers (since 1984), ITI
                                                               Technologies, Inc. (since 1992) and
                                                               Jack Morton Productions (since 1987).

Jonathan Piel                     Trustee                      Director of Excelsior Funds, Inc. and
558 E. 87th Street                                             Excelsior Tax-Exempt Funds, Inc.
New York, NY  10128                                            (since 1996); Trustee of Excelsior
Age:  59                                                       Funds and the Trust (since 1994);
                                                               Vice President and Editor, Scientific
                                                               American, Inc. (from 1986 to 1994);
                                                               Director, Group for The South Fork,
                                                               Bridgehampton, New York (since 1993);
                                                               and Member, Advisory Committee, Knight
                                                               Journalism Fellowships, Massachusetts
                                                               Institute of Technology (since 1984).


                                  Position                     Principal Occupation
                                  with the                     During Past 5 Years and
Name and Address                  Trust                        Other Affiliations
----------------                  --------                     -----------------------
Robert A. Robinson                Trustee                      Director of Excelsior Funds, Inc. and
Church Pension Fund                                            Excelsior Tax-Exempt Funds,  Inc.
800 Second Avenue                                              (since 1987); Director of UST Master
New York, NY  10017                                            Variable Series, Inc. (from 1994 to
Age: 72                                                        June 1997); Trustee of the Trust
                                                               (since 1995); President Emeritus, The
                                                               Church Pension Fund and its affiliated
                                                               companies (since 1966); Trustee, H.B.
                                                               and F.H. Bugher Foundation and
                                                               Director of its wholly owned
                                                               subsidiaries -- Rosiclear Lead and
                                                               Flourspar Mining Co. and The Pigmy
                                                               Corporation (since 1984); Director,
                                                               Morehouse Publishing Co. (1974-1998);
                                                               Trustee, HSBC Funds Trust and HSBC
                                                               Mutual Funds Trust (since 1982); and
                                                               Director, Infinity Funds, Inc. (since
                                                               1995).

W. Bruce McConnel, III            Secretary                    Partner of the law firm of Drinker
Philadelphia National                                          Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 55

Michael P. Malloy                 Assistant                    Partner of the law firm of Drinker
Philadelphia National             Secretary                    Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 39

Edward Wang                       Assistant                    Manager of Blue Sky Compliance, Chase
Chase Global Funds                Secretary                    Global Funds Services Company
 Services Company                                              (November 1996 to present); and
73 Tremont Street                                              Officer and Manager of Financial
Boston, MA  02108-3913                                         Reporting, Investors Bank & Trust
Age: 37                                                        Company (January 1991 to November
                                                               1996).


                                  Position                     Principal Occupation
                                  with the                     During Past 5 Years and
Name and Address                  Trust                        Other Affiliations
----------------                  --------                     -----------------------
John M. Corcoran                  Assistant                    Vice President, Director of Fund
Chase Global Funds                Treasurer                    Administration, Chase Global Funds
  Services Company                                             Services Company (since April 1998);
73 Tremont Street                                              Vice President, Senior Manager of Fund
Boston, MA  02108-3913                                         Administration, Chase Global Funds
Age: 33                                                        Services Company (from July 1996 to
                                                               April 1998); Second Vice President,
                                                               Manager of Fund Administration, Chase
                                                               Global Funds Services Company (from
                                                               October 1993 to July 1996); and Audit
                                                               Manager, Ernst & Young LLP (from
                                                               August 1987 to September 1993).


     Each trustee of the Trust receives an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended and is reimbursed for expenses incurred in connection with service as a trustee. The trustees may hold various other directorships unrelated to the Funds. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Trust. The employees of Chase Global Funds Services Company do not receive any compensation from the Trust for acting as officers of the Trust. No person who is currently an officer, director or employee of the U.S. Trust serves as an officer, director or employee of the Trust.

     The following chart provides certain information about fees received by the trustees in the most recently completed fiscal year.

                                                           PENSION OR                          TOTAL
                                                           RETIREMENT                          COMPENSATION
                                                           BENEFITS                            FROM THE TRUST
                                       AGGREGATE           ACCRUED AS        ESTIMATED ANNUAL  AND FUND
                                       COMPENSATION FROM   PART OF TRUST     BENEFITS UPON     COMPLEX* PAID TO
                                       THE TRUST           EXPENSES          RETIREMENT        TRUSTEES
                                       -----------------   -------------     ----------------  ----------------
Frederick S. Wonham                    $5,000              None              None              $53,000(4)**
Rodman L. Drake                        $4,750              None              None              $39,500(4)**
W. Wallace McDowell                    $4,750              None              None              $38,000(4)**
Jonathan Piel                          $5,000              None              None              $43,000(4)**
Alfred Tannachion                      $5,000              None              None              $38,000(3)**
Donald L. Campbell                     $5,000              None              None              $38,000(3)**
Joseph C. Dugan                        $5,000              None              None              $38,000(3)**
Wolfe J. Frankl                        $5,000              None              None              $36,500(3)**
Robert A. Robinson                     $5,000              None              None              $38,000(3)**

------------------

   * The "Fund Complex" consists of the Trust, Excelsior Funds, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The Trust has no pension plan.

  ** Number of investment companies in the Fund Complex for which trustee served as director or trustee.


                                * * * * *

     The Trust Instrument of the Trust provides that it will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     As of July 8, 1998, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate. Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                         INVESTMENT ADVISORY SERVICES

     U.S. Trust Company, N.A. ("U.S. Trust, N.A.") is responsible for the management of the assets of the Balanced and International Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the
Trust.   United States Trust Company of New York ("U.S. Trust New York") and
U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust") are responsible for the management of the assets of the Equity, Income, Total Return Bond, Optimum Growth and Value Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. The investment advisory agreements described above are referred to herein as "Advisory Agreements," each an "Advisory Agreement."

     Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each investment adviser and administrator has agreed to waive certain fees.

     Each Advisory Agreement provides that the investment adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except that U.S. Trust, N.A. shall be liable, and U.S. Trust shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectuses contain descriptions of the fees payable to the investment advisers under the Advisory Agreements.

     Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

     For the fiscal year ended March 31, 1998, U.S. Trust received advisory fees of $573,251, $104,281, $162,368, $129,938 and $375,215 with respect to the
Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust waived advisory fees of $250,968, $91,692, $119,069, $219,452 and $600,960, with respect to the Equity, Value
Equity, Optimum Growth, Income and Total Return Bond Funds, respectively.

     For the fiscal period from June 1, 1996 through March 31, 1997, U.S. Trust New York received advisory fees of $438,147, $41,543, $48,831, $71,647, and
$252,506 with respect to the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust New York waived advisory fees of $223,185, $76,512, $82,357, $173,417 and $457,871 with respect to the Equity, Value Equity, Optimum Growth, Income and Total Return Bond Funds, respectively.

     For the fiscal year ended May 31, 1996, U.S. Trust New York received advisory fees of $28,097, $14,373 and $31,440 with respect to the Equity, Income and Total Return Bond Funds, respectively. For the same period, U.S. Trust New York waived advisory fees of $109,889, $189,870 and $223,015 and reimbursed expenses totaling $68,274, $64,906 and $67,299 with respect to the Equity, Income and Total Return Bond Funds, respectively.

     Prior to June 22, 1998, U.S. Trust Company of The Pacific Northwest ("U.S. Trust Pacific") served as investment adviser to the Balanced and International Equity Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

     For the fiscal year ended March 31, 1998, U.S. Trust Pacific received advisory fees of $424,291 and $215,112 with respect to the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $200,551 and $221,324 with respect to the Balanced and International Equity Funds, respectively.

     For the fiscal period from June 1, 1996 through March 31, 1997, U.S. Trust Pacific received advisory fees of $332,346 and $119,788 with respect to the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $180,419 and $173,028 with respect to the Balanced and International Equity Funds, respectively.

     For the fiscal year ended May 31, 1996, U.S. Trust Pacific received advisory fees of $167,588 and $38,181 with respect to the Balanced and International Equity Funds, respectively. For the same period, U.S. Trust Pacific waived advisory fees of $395,766 and $143,820 and U.S. Trust reimbursed expenses totaling $97,439 and $66,499 with respect to the Balanced and International Equity Funds, respectively.

     With respect to the Balanced and International Equity Funds, U.S. Trust, N.A. has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement") with each of the sub-advisers listed below opposite the name of the Fund. For their services under the Sub-Advisory Agreements, the sub-advisers are entitled to receive from U.S. Trust, N.A., fees at a maximum annual rate equal to the percentages specified in the table below of the Fund's average daily net assets.

                                                                     Compensation Rate for
Fund Name                             Sub-Adviser                    Sub-Adviser (%)
---------                             -----------                    ---------------------
Balanced Fund                         Becker Capital                       0.425%
                                      Management, Inc.
                                      ("Becker")
International Equity Fund             Harding, Loevner                      0.50%
                                      Management, Inc. L.P.
                                      ("Harding Loevner")


     It is the responsibility of each of the above sub-advisers to make the day-to-day investment decisions for its respective Fund and to place the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust, N.A. Each sub-adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing its respective Fund's investments and effecting securities transactions for such Fund.

     For the fiscal year ended March 31, 1998, Becker and Harding Loevner received sub-advisory fees of $236,988 and $216,523 with respect to the Balanced and International Equity Funds, respectively. For the same period, Becker waived sub-advisory fees of $171,660 with respect to the Balanced Fund.

     For the fiscal period from June 1, 1996 through March 31, 1997, Becker and Harding Loevner received sub-advisory fees of $188,946 and $145,572 with respect to the Balanced and International Equity Funds, respectively. For the same period, Becker waived sub-advisory fees of $145,986 with respect to the Balanced Fund.

     For the fiscal year ended May 31, 1996, Becker and Harding Loevner received sub-advisory fees of $210,011 and $88,105 with respect to the Balanced and International Equity Funds, respectively. For the same period, Becker and Harding Loevner waived sub-advisory fees of $158,336 and $2,896 with respect to the Balanced and International Equity Funds, respectively.

                                ADMINISTRATORS

     Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services ("FAS") and U.S. Trust Connecticut serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administration Agreement"). The Prospectuses contain descriptions of the compensation payable to the Administrators under the Administration Agreement.

     Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semi-annual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

     Prior to May 16, 1997, CGFSC, FAS and U.S. Trust New York served as the Funds' administrators pursuant to an administration agreement substantially similar to the administration agreement currently in effect for the Funds.

     For the fiscal year ended March 31, 1998, CGFSC, FAS and U.S. Trust received administration fees of $194,009, $46,129, $66,246, $136,825, $75,044,
$82,241 and $229,777 with respect to the Equity, Value Equity, Optimum Growth, Balanced, International Equity, Income and Total Return Bond Funds, respectively. For the same period, CGFSC, FAS and U.S. Trust waived administration fees of $10,253 and $12,243 for the Balanced and International Equity Funds, respectively.

     For the fiscal period from June 1, 1996 through March 31, 1997, CGFSC, FAS and U.S. Trust New York received administration fees of $155,310, $27,893, $30,991, $121,293, $58,563, $57,907 and $167,883 with respect to the Equity,
Value Equity, Optimum Growth, Balanced, International Equity, Income and Total Return Bond Funds, respectively.

     For the period from December 18, 1995 through May 31, 1996, CGFSC, Federated Administrative Services and U.S. Trust New York received administration fees of $15,122, $19,853, $33,627, $65,113 and $20,897 with respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, respectively.

     Prior to December 18, 1995, Signature Financial Services, Inc. ("SFSI") served as servicing agent and fund accounting agent to each of the Funds. For its services as servicing agent, SFSI was entitled to fees at the annual rate of up to 0.07% of the average daily net assets of each Fund. For its fund accounting services, SFSI was entitled to receive a per annum fee of $12,000 from each Fund. For period from June 1, 1995 through December 18, 1995, SFSI received fund accounting and servicing agent fees of $38,777, $44,400, $42,518, $54,933 and

$41,496 with respect to the Equity, Income, Total Return Bond, Balanced and International Equity Funds, respectively.


                           SHAREHOLDER ORGANIZATIONS

     As stated in the Prospectuses, the Trust may enter into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and
(f) providing or arranging for the provision of other related services.

     The Trust's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     Any material amendment to the Trust's arrangements with Shareholder Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

     For the fiscal year ended March 31, 1998, the fiscal period from June 1, 1996 through March 31, 1997 and the fiscal year ended May 31, 1996, the Funds did not make any payments to Shareholder Organizations.

                                   EXPENSES


     The expenses of the Trust include the compensation of its trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the investment adviser and Administrators, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of the Fund.

     Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

                         TRANSFER AGENT AND CUSTODIAN

     The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

     CGFSC serves as transfer agent for the Funds pursuant to a Transfer Agency Agreement. Under this Agreement, CGFSC has agreed to perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any such delegation.

                             INDEPENDENT AUDITORS


     Ernst & Young LLP ("E&Y"), independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Trust. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 1998 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                    COUNSEL


     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, and Mr. Malloy, Assistant Secretary of the Trust, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to the Trust and will pass upon the legality of the Shares offered by the Trust's Prospectuses.

                                   TAXATION

                             TAXATION OF THE FUNDS

     Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its investment company taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

     Any Fund distribution (or, in the case of the Income and Total Return Bond Funds any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

     Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets invested within various countries is not known.

                           TAXATION OF DISTRIBUTIONS

     Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. In the case of corporate shareholders, distributions (other than capital gains dividends) will qualify for the amount of "qualifying dividends" received by a Fund for the year. Generally, a "qualifying dividend" is a dividend that has been received from a domestic corporation. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend declared by a Fund in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by the shareholder during that year, so long as the dividends are actually paid during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

     If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid.
If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.


                                OTHER TAXATION

     The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes. Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund.

                             *         *         *


     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                     DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has seven active series, although additional series may be established from time to time. Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share.

     The shares of the Value Equity, Optimum Growth, International Equity and Balanced Funds are classified into two separate classes of Shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance.

     The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or
(d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

     Shares of a Fund entitle their holder to one vote per share and shareholders will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.


                                 MISCELLANEOUS

     As of July 8, 1998, U.S. Trust and its affiliates held of record substantially all of the Trust's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

     As of July 8, 1998, the name, address and percentage ownership of each person that beneficially owned 5% or more of the outstanding Institutional Shares of a Fund were as follows: Equity Fund: PJM Interconnection DB Plan, c/o
                                  -----------
United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 11.27%; Value Equity Fund: U.S. Trust Retirement Fund, c/o United
                    -----------------
States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 9.32%; Optimum Growth Fund: U.S. Trust Retirement Fund, c/o United States
              -------------------
Trust Company of New York, 114 West 47th Street, New York, New York 10036, 62.45%; Willamette Dental 401k, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.28%; and United States Trust Company of New York Trustee FBO U.S. Trust Plan, U.S. Trust Company of The Pacific Northwest, Attn: Operations, 4380 SW Macadam Avenue, Suite 450, Portland, Oregon 97201, 5.80%; Balanced Fund: Columbia Helicopters, c/o United
                               -------------
States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 14.13%; Oregon Cherry Growers PS Plan, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.22%; United Grocers Barg 401k, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 5.63%; United Grocers Special, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 10.25%; and Willamette Dental Pension

Plan, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.22%; International Equity Fund: Columbia Helicopters PS,
                             -------------------------
c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.31%; Crown Pacific AMP PS, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.36%; Stevedoring Services of America, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 15.71%; and Prudence Miller Agency, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.61%; Income Fund: Eugene Higgins Residuary, c/o United States Trust
              -----------
Company of New York, 114 West 47th Street, New York, New York 10036, 7.76%; and Total Return Bond Fund: Natwest Def. Comp Rabbi Trust, c/o United States Trust
----------------------
Company of New York, 114 West 47th Street, New York, New York 10036, 5.39%; and The Liberty Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 14.09%.

     As of July 8, 1998, the name, address and percentage ownership of each person that beneficially owned 5% or more of the outstanding Trust Shares of a Fund were as follows: Optimum Growth Fund: Arrett Free & Ginsberg, Attn: William
                      -------------------
Lahr, 800 Third Avenue, New York, New York 10022, 14.61%; Value Equity Fund:
                                                          -----------------
Cameron B. Masson, 717 C Avenue, Unit C, Coronado, California 92118, 17.59%; and Heather Bruce, 277 Lakeview Avenue, Cambridge, Massachusetts 02138, 6.85%; and Balanced Fund: Enele Co. FBO Washington Water Power 026693, 122 SW 5th Avenue,
-------------
Suite 1900, Portland, Oregon 97204, 99.96%.

     In 1997, the Trust changed its fiscal year end from May 30 to March 31.

     Prior to December 18, 1995 the Equity, Balanced, International Equity, Income and Total Return Bond Funds invested substantially all of their investable assets in the corresponding portfolio of the St. James Portfolios as follows:

                                                           Portfolio of
             Fund                                          ------------
             ----                                          St. James Portfolios
                                                           --------------------
Excelsior Institutional Equity Fund                       Equity Portfolio

Excelsior Institutional Balanced Fund                     Balanced Portfolio

Excelsior Institutional International Equity Fund         International Equity Portfolio

Excelsior Institutional Income Fund                       Income Portfolio

Excelsior Institutional Total Return Bond Fund            Total Return Bond Portfolio

     Effective December 18, 1995, each of the above Funds withdrew its interest in the corresponding portfolio of the St. James Portfolios, receiving all of each portfolio's securities, and substantially all of the other net assets of each portfolio, as of that date. Each of those Funds now directly acquires and manages its own portfolio of securities.

                             FINANCIAL STATEMENTS


     The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "1998 Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1998 Annual Report may be obtained at no charge by telephoning CGFSC at (800) 909-1989.

                                APPENDIX A
                                ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.



          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                         EXCELSIOR INSTITUTIONAL TRUST

                                   FORM N-1A
                                   ---------


PART C.  OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements:

           (1)  Included in Part A:

                Audited Financial Highlights for the Registrant's Equity, Income, Total Return Bond, Balanced and International Equity Funds for the fiscal year ended March 31, 1998, fiscal period ended March 31, 1997, fiscal year ended May 31, 1996 and fiscal period ended May 31, 1995; and Value Equity and Optimum Growth Funds for the fiscal year ended March 31, 1998 and the fiscal period ended March 31, 1997.

           (2) Incorporated by reference into Part B are the following audited financial statements for the Equity, Income, Total Return Bond, Balanced, International Equity, Value Equity and Optimum Growth
           Funds:

                  . Schedule of Investments as of March 31, 1998;

                  . Statement of Assets and Liabilities as of March 31, 1998;

                  . Statement of Operations for the year ended March 31, 1998;

                  . Statements of Changes in Net Assets for the year ended
                    March 31, 1998;

                  . Notes to Financial Statements; and

                  . Report of Independent Auditors for the fiscal year
                    ended March 31, 1998.

       (b) Exhibits:

       1(a).  Trust Instrument of the Registrant dated as of April 27, 1994(2).

       1(b). Amended and Restated Schedule A to Trust Instrument of the Registrant (2).

       2.      By-Laws of the Registrant (2).

       3.      None.

       4(a).   Articles IV, V and VI of Registrant's Trust Instrument.

       5(a). Investment Advisory Agreement dated May 16, 1997 among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York with respect to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds (8).

       5(b). Investment Advisory Agreement dated November 15, 1995 between the Registrant and United States Trust Company of The Pacific Northwest with respect to the Balanced and International Equity Funds (7).

       5(c). Investment Sub-Advisory Agreement dated November 15, 1995 between United States Trust Company of The Pacific Northwest and Harding, Loevner Management, L.P. with respect to the International Equity Fund (7).

       5(d). Investment Sub-Advisory Agreement dated November 15, 1995 between United States Trust Company of The Pacific Northwest and Becker Capital Management, Inc. with respect to the Balanced Fund (7).

       6. Distribution Agreement dated August 1, 1995 (as amended and restated on February 9, 1996 and July 25, 1997) between the Registrant and Edgewood Services, Inc. (8).

       7.      None.

       8. Custody Agreement dated September 1, 1995 (as amended and restated on August 1, 1997) between the Registrant and The Chase Manhattan Bank (9).

       9(a). Administration Agreement dated May 16, 1997 among the Registrant, Chase Global Funds Services Company, Federated Administrative Services and U.S. Trust Company of Connecticut (8).

       9(b). Form of Fund Accounting and Servicing Agreement dated February 2, 1996 between the Registrant and Federated Services Company (5).

       9(c). Mutual Funds Transfer Agency Agreement dated June 22, 1994 between the Registrant and Chase Global Funds Services Company
               (7).

       9(d). Form of Schedule B dated February 9, 1996 to the Mutual Funds Transfer Agency Agreement dated June 22, 1994 between the Registrant and Chase Global Funds Services Company (7).

       9(e). Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (9).

       10.     Opinion of Counsel (10).

       11(a).  Consent of Drinker Biddle & Reath LLP (10).

       11(b).  Consent of Ernst & Young LLP (10).

       12.     None.

       13(a).  Investor Representation Letter of Initial Shareholder (1).

       13(b). Purchase Agreement between the Registrant and Edgewood Services, Inc. dated March 1, 1996 relating to shares of the Optimum Growth and Value Equity Funds (7).

       13(c). Purchase Agreement between the Registrant and Edgewood Services, Inc. dated August 22, 1997 relating to Trust Shares of the Balanced and International Equity Funds (9).

       14.     None.

       15. Amended and Restated Distribution Plan and Form of Distribution Agreement (9).

       16.     Schedule for Computation of Performance Quotations (1).

       17(a). Financial Data Schedule as of March 31, 1998 for the Institutional Equity Fund (10).

       17(b). Financial Data Schedule as of March 31, 1998 for the Institutional Income Fund (10).

       17(c).  Financial Data Schedule as of March 31, 1998 for the

               Institutional Total Return Bond Fund (10).

       17(d). Financial Data Schedule as of March 31, 1998 for the Institutional Value Equity Fund (10).

       17(e). Financial Data Schedule as of March 31, 1998 for the Institutional Balanced Fund (10).

       17(f). Financial Data Schedule as of March 31, 1998 for the Institutional Optimum Growth Fund (10).

       17(g). Financial Data Schedule as of March 31, 1998 for the Institutional International Equity Fund (10).

       18. Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (9).

       Notes:
       ------

       (1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement, as filed with the SEC on June 22, 1994.

       (2) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, as filed with the SEC on June 13, 1995.

       (3) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement, as filed with the SEC on October 2, 1995.

       (4) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement, as filed with the SEC on December 19, 1995.

       (5) Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement, as filed with the SEC on February 23, 1996.

       (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement, as filed with the SEC on March 7, 1996.

       (7) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement, as filed with the SEC on September 30, 1996.

       (8) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement, as filed with the SEC on July 31, 1997.

       (9) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement, as filed with the SEC on September 30, 1997.

       (10)   Filed herewith.


ITEM 25. Persons Controlled by or under Common Control with Registrant
         --------------------------------------------------------------

         Registrant is controlled by its Board of Trustees.


ITEM 26. Number of Holders of Securities
         -------------------------------

         Shares of Beneficial Interest (par value $.00001).

The following information is as of July 8, 1998:


Title of Class                                          Number of Record Holders
--------------                                          ------------------------
Excelsior Institutional Equity Fund                                   118
Excelsior Institutional Income Fund                                    26
Excelsior Institutional Total Return Bond Fund                        155
Excelsior Institutional Balanced Fund                                 107
Excelsior Institutional International Equity Fund                     150
Excelsior Institutional Value Equity Fund (Institutional Shares)       26
  Trust Shares                                                          6
Excelsior Institutional Optimum Growth Fund (Institutional Shares)     79
  Trust Shares                                                        116

ITEM 27. Indemnification
         ---------------

  Article IX of Registrant's Trust Instrument, incorporated herein by reference to Exhibit 1 hereto, provides for the indemnification of Registrant's trustees and officers.

  Indemnification of Registrant's principal underwriter against certain losses is provided for in Section IV of the Distribution Agreement incorporated herein by reference to Exhibit 6 hereto. Limitations on the liability of the Registrant's investment advisers are provided for in Section 9 of the Investment Advisory Agreements incorporated herein by reference to Exhibits 5(a) and 5(b) hereto. Indemnification of Registrant's sub-advisers against certain losses is provided for in Section 9 of the Investment Sub-Advisory Agreements incorporated herein by reference to Exhibits 5(c) and 5(d) hereto.

  The trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. Business and Other Connections of  Investment Adviser
         -----------------------------------------------------

     (a) U.S. Trust Company of Connecticut:

         U.S. Trust Company of Connecticut ("U.S. Trust CT") is a Connecticut state bank and trust company located in Stamford, Connecticut. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust CT, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position
with U.S.                         Principal                 Type of
Trust CT            Name          Occupation                Business
-----------  ------------------   ----------             --------------
Director     John N. Irwin         Lawyer
             1133 Avenue of the
             Americas
             New York, NY 10035

Director     June Noble Larkin     Foundation            Not-for-Profit
             Edward John Noble     Director              Organization
             Foundation, Inc.
             32 East 57th Street
             New York, NY 10022

Director     Tucker H. Warner      Co-Founder,           Consulting Firm
             The Nutmeg Financial  Partner &
              Group, LLC           Director
             1157 Highland Avenue
              West
             Cheshire, CT 06903

Director     Thomas C. Clark       Managing Director,    Asset Management,
             United States Trust   United States Trust   Investment and
              Company of New York  Company of New York   Fiduciary Services
             11 West 54th Street
             New York, NY 10019

Director     Maribeth S. Rahe      Vice Chairman,        Asset Management,
             United States Trust   United States Trust   Investment and
              Company of New York  Company of New York   Fiduciary Services
             114 West 47th Street
             New York, NY 10036

Director     Frederick B. Taylor   Vice Chairman,        Asset Management,
             United States Trust   United States Trust   Investment and
              Company of New York  Company of New York   Fiduciary Services
             114 West 47th Street
             New York, NY 10036

Position
with U.S.                           Principal                Type of
Trust CT            Name            Occupation               Business
-----------   ------------------    ----------            --------------
Director      Kenneth G. Walsh      Executive Vice        Asset Management,
              United States Trust   President, United     Investment and
              Company of New York   States Trust Company  Fiduciary Services
              114 West 47th Street  of New York
              New York, NY 10036

Director,     William V. Ferdinand  Managing Director     Asset Management,
Managing      U.S. Trust Company    & CIO                 Fiduciary Services
Director &    of Connecticut                              and Private Banking
CIO           225 High Ridge Road
              Stamford, CT 06905

Director,     W. Michael Funck      President & CEO       Asset Management,
President &   U.S. Trust Company                          Fiduciary Services
CEO            of Connecticut                             and Private Banking
              225 High Ridge Road
              Stamford, CT 06905

Vice Presi-   Neil M. McDonnell     Vice President &      Asset Management,
dent &        U.S. Trust Company    Treasurer             Fiduciary Services
Treasurer     of Connecticut                              and Private Banking
              225 High Ridge Road
              Stamford, CT 06905

Vice Presi-   Alberto Rodriguez     Vice President &      Asset Management,
dent &        U.S. Trust Company    Secretary             Fiduciary Services
Secretary     of Connecticut                              and Private Banking
              225 High Ridge Road
              Stamford, CT 06905

  (b) United States Trust Company of New York:

  United States Trust Company of New York ("U.S. Trust NY") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position
with U.S.                                 Principal            Type of
Trust NY       Name                       Occupation           Business
---------      ----                       ----------           --------
Director       Eleanor Baum               Dean of School       Academic
               The Cooper Union for       of Engineering
               the Advancement
               of Science & Art
               4 Arleigh Road
               Great Neck, NY 11021

Director       Samuel C. Butler           Partner in Cravath,  Law Firm
               Cravath, Swaine            Swaine & Moore
                & Moore
               Worldwide Plaza
               825 Eighth Avenue
               New York, NY  10019

Director       Peter O. Crisp             Chairman of          Venture
               Venrock Inc.               Venrock, Inc.;       Capital
               103 Horseshoe Road         Retired
               Mill Neck, NY  11765

Director       Antonia M. Grumbach        Partner in Patter-   Law Firm
               Patterson, Belknap,        son, Belknap, Webb
                Webb & Tyler LLP          & Tyler
               1133 Avenue of the
                Americas
               New York, NY 10036

Director,      H. Marshall Schwarz        Chairman of the      Asset Management,
Chairman       United States Trust        Board & Chief Exe-   Investment and
of the Board    Company of New York       cutive Officer of    Fiduciary Services
and Chief      114 West 47th Street       U.S. Trust Corp. and
Executive      New York, NY 10036         U.S. Trust NY
Officer

Director       Philippe de Montebello     Director of the      Art Museum
               The Metropolitan Museum    Metropolitan
                of Art                    Museum of Art
               1000 Fifth Avenue
               New York, NY  10028-0198

Position
with U.S.                               Principal               Type of
Trust NY     Name                       Occupation              Business
---------    ----                       ----------              --------
Director     Paul W. Douglas            Retired Chairman of     Coal Mining,
             60 E. 42nd Street          The Pittston Company    Transportation
             Suite 4603                                         and Security
             New York, NY  10165                                Services

Director     Frederic C. Hamilton       Chairman of the         Investment and
             The Hamilton Companies     Board                   Venture Capital
             1560 Broadway
             Suite 2000
             Denver, CO  80202

Director     John H. Stookey            Corporate Director
             Per Scholas Inc.           and Trustee
             131 Walnut Avenue
             Bronx, New York 10454

Director     Robert N. Wilson           Vice Chairman of        Health Care
             Johnson & Johnson          the Board of Johnson    Products
             One Johnson &              & Johnson
              Johnson Plaza
             New Brunswick, NJ 08933

Director     Peter L. Malkin            Chairman of             Law Firm
             Wein, Malkin LLP           Wein, Malkin & Bettex
             Lincoln Building
             60 East 42nd Street
             New York, NY 10165

Director     David A. Olsen             Retired Chairman of     Risk & Insurance
             1120 Park Avenue           Johnson & Higgens       Services
             New York, NY 10128

Director     Richard F. Tucker          Retired Vice Chairman-  Petroleum
             11 Over Rock Lane          Mobil Oil Corporation   and Chemicals
             Westport, CT 06880

Position
with U.S.                               Principal              Type of
Trust NY       Name                     Occupation             Business
---------      ----                     ----------             --------
Director       Ruth A. Wooden           President & CEO        Not for
               The Advertising                                 Profit Public
                Council, Inc.                                  Service
               261 Madison Avenue                              Advertising
               11th Floor
               New York, NY 10016

Executive      Paul K. Napoli           Executive              Asset Management,
Vice           United States Trust      Vice President         Investment and
President       Company of New York                            Fiduciary Services
               114 West 47th Street
               New York, NY 10036

Director and   Maribeth S. Rahe         Vice Chairman          Asset Management,
Vice Chair-    United States Trust                             Investment and
man             Company of New York                            Fiduciary Services
               114 West 47th Street
               New York, NY 10036

Director,      Frederick B. Taylor      Vice Chairman and      Asset Management,
Vice Chair-    United States Trust      Chief Investment Of-   Investment and
man and         Company of New York     ficer of U.S. Trust    Fiduciary Services
Chief Invest-  114 West 47th Street     Corporation and U.S.
ment Officer   New York, NY 10036       Trust NY

Director,      Jeffrey S. Maurer        President and          Asset Management,
President      United States Trust      Chief Operating        Investment and
and Chief       Company of New York     Officer                Fiduciary Services
Operating      114 West 47th Street
Officer        New York, NY  10036

Executive      John L. Kirby            Executive              Asset Management,
Vice           United States Trust      Vice President         Investment and
President       Company of New York     Chief Financial        Fiduciary Services
               114 West 47th Street     Officer
               New York, NY 10030

Executive      Kenneth G. Walsh         Executive              Asset Management,
Vice           United States Trust      Vice President;        Investment and

Position
with U.S.                               Principal              Type of
Trust NY       Name                     Occupation             Business
---------      ----                     ----------             --------
President     Company of New York                              Fiduciary Services
              114 West 47th
              Street
              New York, NY 10030

Director      Philip L. Smith           Corporate Director
              P.O. Box 386              and Trustee
              Ponte Verde Beach,
              FL 32004

Executive     John C. Hover, II         Executive              Investment
Vice          United States Trust       Vice President         Management,
President     Company of New York                              Fiduciary Services
              114 West 47th Street                             and Private
              New York, NY 10030                               Banking

Executive     John M. Deignan           Executive              Investment
Vice          United States Trust       Vice President         Management,
President     Company of New York                              Fiduciary Services
              114 West 47th Street                             and Private
              New York, NY 10030                               Banking

(c) U.S. Trust Company, N.A. (Investment Adviser for the Balanced and International Equity Funds):

  U.S. Trust Company, N.A. ("U.S. Trust N.A.") is a national bank located in Los Angeles, California. The name, position with U.S. Trust N.A., address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of U.S. Trust N.A. including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position
with U.S.                                       Principal            Type of
Trust N.A.             Name                     Occupation           Business
---------------------  -----------------------  -------------------  ------------------
Director and           William R. Barrett, Jr.  Managing Director    Asset
Managing Director                                                    Management,
                                                                     Investment and
                                                                     Fiduciary Services

Director               Thomas C. Clark          Managing Director    Asset Management,
                                                                     Investment

Director               Jeffrey S. Maurer        President and        Asset Management,
                                                Chief Operating      Investment and
                                                Officer Fiduciary    Services

Director/Managing      Robert M. Raney          Managing Director    Asset Management,
Director and Chief                              and Chief            Investment and
Investment Officer                              Investment Officer   Fiduciary Services

Director /President    Gregory F. Sanford       President and Chief  Asset Management,
and Chief Operating                             Operating Officer    Investment and
                                                                     Fiduciary Services

Director/Chairman      Franklin E. Ulf          Chairman of the      Asset Management,
of the Board                                    Board                Investment and
                                                                     Fiduciary Services

Director and           Charles E. Wert          Executive Vice       Asset Management,
Executive Vice                                  President            Investment and
President                                                            Fiduciary Services

Director               Maribeth S. Rahe         Vice Chairman        Asset Management,
                                                                     Investment and
                                                                     Fiduciary Services

  (d) Becker Capital Management, Inc. (Investment Sub-Adviser to the Balanced
Fund):

  Becker Capital Management, Inc. ("Becker") is a registered investment adviser located in Portland, Oregon. The name, position with Becker, address, principal occupation and type of business are set forth below for certain senior executive officers of Becker, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

  PATRICK E. BECKER -- Director; Chairman and Chief Investment Officer; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Chairman and Chief Investment Officer of Becker Capital Management, Inc. (investment advisory).

  JANEEN S. MCANINCH -- Director; President; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; President of Becker Capital Management, Inc. (investment advisory).

  MICHAEL C. MALONE -- Vice President - Marketing; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204 ; Vice President - Marketing of Becker Capital Management, Inc. (investment advisory).

  DONALD L. WOLCOTT -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President - Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

  ROBERT N. SCHAEFFER -- Director; Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President - Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

  MICHAEL F. MCCOY -- Vice President - Quantitative Research; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President --Quantitative Research of Becker Capital Management, Inc. (investment advisory).

  WARREN HASTINGS III -- Vice President - Fixed Income; Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204; Vice President --Fixed Income of Becker Capital Management, Inc. (investment advisory).

    (e) Harding, Loevner Management, L.P. (Investment Sub-Adviser to the International Equity Fund):

  Harding, Loevner Management, L.P. ("Harding Loevner") is a registered investment adviser located in Somerville, New Jersey. The name, position with Harding Loevner, address, principal occupation and type of business are set forth below for the directors and certain senior executive officers of Harding Loevner, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

  DANIEL D. HARDING -- Director/Chief Investment Officer; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Investment Officer of Harding, Loevner Management, L.P. (investment advisory).

  DAVID R. LOEVNER -- Director/Chief Executive Officer; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Executive Officer of Harding, Loevner Management, L.P. (investment advisory).

  SIMON HALLETT -- Director/Senior Portfolio Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Senior Portfolio Investment Manager of Harding, Loevner Management, L.P. (investment advisory).

  PATRICE M. SINGLETON Director/General Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; General Manger of Harding, Loevner Management, L.P. (investment advisory).

  ALEXANDER T. WALSH Director/Portfolio Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Portfolio Manager Harding, Loevner Management, L.P. (investment advisory).

ITEM 29. Principal Underwriters
         ----------------------

        (a) Edgewood Services, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Pyramid Mutual Funds, BT Investment Funds, BT Institutional Funds, Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds, FTI Funds, FundManager Portfolios, Great Plains Funds, Old Westbury Funds, Inc., Robertsons Stephens Investment Trust, WesMark Funds and WCT Funds.

(b)  Names and Principal         Positions and Offices with     Offices with
     Business Addresses                 the Distributor           Registrant
     -------------------         --------------------------     --------------

     Lawrence Caracciolo         Director and President,                --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA
     15237-5829

     Arthur L. Cherry            Director,                              --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     J. Christopher Donahue      Director,                              --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Ronald M. Petnuch           Vice President,                        --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Thomas P. Sholes            Vice President,                        --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Thomas P. Schmitt           Vice President,                        --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Ernest L. Linane            Assistant Vice President,              --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     S. Elliott Cohan            Secretary,                             --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Thomas J. Ward              Assistant Secretary,                   --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

     Kenneth W. Pegher, Jr.      Treasurer,                             --
     5800 Corporate Drive        Edgewood Services, Inc.
     Pittsburgh, PA  15237-5829

        (c)    Not Applicable.

ITEM 30. Locations of Accounts and Records
         ---------------------------------

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1) UNITED STATES TRUST COMPANY OF NEW YORK, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser and transfer agent).

(2) U.S. TRUST COMPANY OF CONNECTICUT, 225 High Ridge Road, East Building, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3) U.S. TRUST COMPANY, N.A., 515 South Flower Street, Los Angeles, California 90071 (records relating to its function as investment adviser).

(4) BECKER CAPITAL MANAGEMENT, INC., 2185 PacWest Center, Portland, Oregon 97204 (records relating to its function as investment sub-adviser).

(5) HARDING, LOEVNER MANAGEMENT, L.P., 50 Division Street, Suite 401, Somerville, New Jersey 08876 (records relating to its function as investment sub-adviser).

(6) EDGEWOOD SERVICES, INC., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its function as distributor).

(7) CHASE GLOBAL FUNDS SERVICES COMPANY, 73 Tremont Street, Boston, MA 02108-3913 (records relating to its functions as co-administrator and transfer agent).

(8) FEDERATED ADMINISTRATIVE SERVICES, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its function as co-administrator).

(9) THE CHASE MANHATTAN BANK, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

(10) DRINKER BIDDLE & REATH LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, Bylaws, and Minute Books).


ITEM 31. Management Services
         -------------------

  Inapplicable.

ITEM 32. Undertakings
         ------------

  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest available Annual Report to Shareholders upon request and without charge.

                                 SIGNATURES
                                 ----------

  Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, Excelsior Institutional Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A ("Amendment No. 16") pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment No. 16 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 29th day of July, 1998.

                                EXCELSIOR INSTITUTIONAL TRUST
                                Registrant

                                * Frederick S. Wonham
                                ---------------------------
                                Frederick S. Wonham, President and Treasurer
                                (Signature and Title)

  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 16 to Excelsior Institutional Trust's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

  Signature               Title                   Date
  ---------               -----                   ----

* Frederick S. Wonham
---------------------     Chairman of the
Frederick S. Wonham       Board, President        July 29, 1998
                          and Treasurer


* Joseph H. Dugan
----------------------
Joseph H. Dugan           Trustee                 July 29, 1998


* Donald L. Campbell
----------------------
Donald L. Campbell        Trustee                 July 29, 1998


* Wolfe J. Frankl
----------------------
Wolfe J. Frankl           Trustee                 July 29, 1998


* Robert A. Robinson
----------------------
Robert A. Robinson        Trustee                 July 29, 1998

* Alfred Tannachion
----------------------
Alfred Tannachion         Trustee                 July 29, 1998


* Rodman L. Drake
----------------------
Rodman L. Drake           Trustee                 July 29, 1998


* W. Wallace McDowell, Jr.
--------------------------
W. Wallace McDowell, Jr.  Trustee                 July 29, 1998


* Jonathan Piel
----------------------
Jonathan Piel             Trustee                 July 29, 1998

*By:  /s/ W. Bruce McConnel, III
      --------------------------
      W. Bruce McConnel, III
      Attorney-in-Fact

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998               /s/ Alfred C. Tannachion
                                  --------------------------
                                     Alfred C. Tannachion

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                      /s/ Donald L. Campbell
                                        --------------------------
                                           Donald L. Campbell

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                     /s/ Joseph H. Dugan
                                       ---------------------
                                          Joseph H. Dugan

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                  /s/ Robert A. Robinson
                                   ---------------------------
                                        Robert A. Robinson

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                           /s/ Wolfe J. Frankl
                                             ---------------------
                                                 Wolfe J. Frankl

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                     /s/ Frederick S. Wonham
                                       --------------------------
                                          Frederick S. Wonham

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                     /s/ Rodman L. Drake
                                       ----------------------
                                          Rodman L. Drake

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998         /s/ W. Wallace  McDowell, Jr.
                           -------------------------------
                               W. Wallace McDowell, Jr.

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Jonathan Piel
                                               -------------------
                                                  Jonathan Piel

                                 EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------


(10)           Opinion of Counsel.

(11) (a)       Consent of Drinker Biddle & Reath LLP.

     (b)       Consent of Ernst & Young LLP.

(27) (a)       Financial Data Schedule-Institutional Equity Fund.

     (b)       Financial Data Schedule-Institutional Income Fund.

     (c)       Financial Data Schedule-Institutional Total Return Bond Fund.

     (d)       Financial Data Schedule-Institutional Value Equity Fund.

     (e)       Financial Data Schedule-Institutional Balanced Fund.

     (f)       Financial Data Schedule-Institutional Optimum Growth Fund.

     (g)       Financial Data Schedule-Institutional International Equity Fund.